                                                                     Exhibit 4.2



                     TEXTRON FINANCIAL CANADA FUNDING CORP.,

                                     ISSUER,

                         TEXTRON FINANCIAL CORPORATION,

                                   GUARANTOR,

                                       AND

                                 SUNTRUST BANK,

                                     TRUSTEE

                                    INDENTURE

                         Dated as of ____________, 2001

                     TEXTRON FINANCIAL CANADA FUNDING CORP.

                                 (THE "ISSUER")

                          TEXTRON FINANCIAL CORPORATION

                                (THE "GUARANTOR")

                                       AND

                         SUNTRUST BANK, (THE "TRUSTEE")



                                    INDENTURE

                           Dated as of__________, 2001



         Reference is made to the following provisions of the Trust Indenture Act of 1939, as amended, which establish certain duties and responsibilities of the Issuer and the Trustee which are not set forth in this Indenture:

Section                        Subject               Section                           Subject
-------                        -------               -------                           -------
310(b)            Disqualification of Trustee for    315(b)             Notice of default from Trustee to
                  conflicting interest                                  Securityholders

311               Preferential collection of         315(c)             Duties of Trustee in case of default
                  claims of Trustee as creditor of
                  the Issuer

312(a)            Periodic filing of information     315(d)             Provisions relating to
                  by the Issuer with Trustee                            responsibility of Trustee
312(b)            Access of Securityholders to       315(e)             Assessment of costs against
                  information                                           litigating Securityholders in
                                                                        certain circumstances

Section                        Subject               Section                           Subject
-------                        -------               -------                           -------

313(a)            Annual report of Trustee to        316(a)             Directions and waivers by
                  Securityholders                                       Securityholders in certain
                                                                        circumstances

313(b)            Additional reports of Trustee to   316(b)             Prohibition of impairment of right
                  Securityholders                                       of Securityholders to payment
314(a)            Reports by the Issuer, including   316(c)             Right of the Issuer to set record
                  annual compliance certificate                         date for certain purposes
314(c)            Evidence of compliance with        317(a)             Special powers of Trustee
                  conditions precedent
315(a)            Duties of Trustee prior to         318(a)             Provisions of Act to control in case
                  default                                               of conflict

ARTICLE ONE.......................................................................................................1
  DEFINITIONS.....................................................................................................1
  SECTION 1.1  Certain Terms Defined..............................................................................1

ARTICLE TWO.......................................................................................................7
  SECURITIES......................................................................................................7
  SECTION 2.1  Forms Generally....................................................................................7
  SECTION 2.2  Form of Face of Security...........................................................................8
  SECTION 2.3  Form of Reverse of Security.......................................................................11
  SECTION 2.4  Form of Trustee's Certificate of Authentication...................................................16
  SECTION 2.5  Amount Unlimited; Issuable in Series..............................................................16
  SECTION 2.6  Authentication and Delivery of Securities.........................................................19
  SECTION 2.7  Execution of Securities...........................................................................20
  SECTION 2.8  Certificate of Authentication.....................................................................20
  SECTION 2.9  Denomination and Date of Securities; Payments of Interest.........................................21
  SECTION 2.10  Registration, Transfer and Exchange; Certain Transfers and Exchanges.............................21
  SECTION 2.11  Mutilated, Defaced, Destroyed, Lost and Stolen Securities........................................23
  SECTION 2.12  Cancellation of Securities Paid, etc.............................................................24
  SECTION 2.13  Temporary Securities.............................................................................24
  SECTION 2.14  Global Securities................................................................................25
  SECTION 2.15  Form of Guarantee................................................................................27

ARTICLE THREE....................................................................................................28
  COVENANTS OF THE ISSUER AND THE GUARANTOR......................................................................28
  SECTION 3.1  Payment of Principal and Interest.................................................................28
  SECTION 3.2  Offices for Payments, etc.........................................................................29
  SECTION 3.3  Paying Agents.....................................................................................29
  SECTION 3.4  Limitation on Liens...............................................................................30
  SECTION 3.5  Statement as to Compliance........................................................................32
  SECTION 3.6  Existence.........................................................................................33
  SECTION 3.7  Payment of Additional Amounts.....................................................................33

ARTICLE FOUR.....................................................................................................34
  REMEDIES OF THE TRUSTEE AND SECURITYHOLDERS ON EVENT OF DEFAULT................................................34
  SECTION 4.1  Events of Default.................................................................................34
  SECTION 4.2  Payment of Securities on Default; Suit Therefor...................................................37
  SECTION 4.3  Application of Moneys Collected by Trustee........................................................39
  SECTION 4.4  Proceedings by Trustee............................................................................40
  SECTION 4.5  Restoration of Rights on Abandonment of Proceedings...............................................40
  SECTION 4.6  Proceedings by Securityholders....................................................................40
  SECTION 4.7  Remedies Cumulative and Continuing................................................................41
  SECTION 4.8  Control by Securityholders........................................................................41
  SECTION 4.9  Waiver of Past Defaults...........................................................................41

ARTICLE FIVE.....................................................................................................42

  CONCERNING THE TRUSTEE.........................................................................................42
  SECTION 5.1  Reliance on Documents, Opinions, etc.; No Requirement for Expenditure of Own Funds................42
  SECTION 5.2  No Responsibility for Recitals, etc...............................................................44
  SECTION 5.3  Trustee and Agents May Hold Securities............................................................44
  SECTION 5.4  Moneys to be Held in Trust........................................................................44
  SECTION 5.5  Compensation and Expenses of Trustee..............................................................45
  SECTION 5.6  Right of Trustee to Rely on Officers' Certificate, etc............................................45
  SECTION 5.7  Eligibility of Trustee............................................................................45
  SECTION 5.8  Resignation or Removal of Trustee; Appointment of Successor Trustee...............................45
  SECTION 5.9  Acceptance of Appointment by Successor Trustee....................................................47
  SECTION 5.10  Merger, Conversion, Consolidation or Succession to Business of Trustee...........................48
  SECTION 5.11  Reports by Trustee to Securityholders............................................................48
  SECTION 5.12  Compliance with Backup Withholding and Information Reporting.....................................48

ARTICLE SIX......................................................................................................48
  CONCERNING THE SECURITYHOLDERS.................................................................................48
  SECTION 6.1  Action by Securityholders.........................................................................48
  SECTION 6.2  Proof of Execution by Securityholders.............................................................50
  SECTION 6.3  Holders to be Treated as Owners...................................................................50
  SECTION 6.4  Securities Owned by Issuer or Guarantor Deemed Not Outstanding....................................50
  SECTION 6.5  Right of Revocation of Action Taken...............................................................51
  SECTION 6.6  Securityholders' Meetings; Purposes...............................................................51
  SECTION 6.7  Call of Meetings by Trustee.......................................................................52
  SECTION 6.8  Call of Meetings by Issuer, the Guarantor or Securityholders......................................52
  SECTION 6.9  Qualifications for Voting.........................................................................52
  SECTION 6.10  Quorum; Adjourned Meetings.......................................................................52
  SECTION 6.11  Regulations......................................................................................53
  SECTION 6.12  Voting...........................................................................................53
  SECTION 6.13  No Delay of Rights by Meeting....................................................................54
  SECTION 6.14  Written Consent in Lieu of Meeting...............................................................54

ARTICLE SEVEN....................................................................................................54
  SUPPLEMENTAL INDENTURES........................................................................................54
  SECTION 7.1  Supplemental Indentures Without Consent of Securityholders........................................54
  SECTION 7.2  Supplemental Indentures With Consent of Securityholders...........................................56
  SECTION 7.3  Effect of Supplemental Indenture..................................................................57
  SECTION 7.4  Certain Documents to be Given to Trustee..........................................................57
  SECTION 7.5  Notation on Securities............................................................................57

ARTICLE EIGHT....................................................................................................58
  CONSOLIDATION, MERGER, SALE, CONVEYANCE AND LEASE..............................................................58
  SECTION 8.1  Issuer, Guarantor May Consolidate, etc., on Certain Terms.........................................58
  SECTION 8.2  Successor Person to be Substituted................................................................59
  SECTION 8.3  Opinion of Counsel and Officers' Certificate to be Given to Trustee...............................59

ARTICLE NINE.....................................................................................................59

  SATISFACTION AND DISCHARGE OF INDENTURE; UNCLAIMED MONEYS......................................................59
  SECTION 9.1  Satisfaction and Discharge of Indenture...........................................................60
  SECTION 9.2  Application by Trustee of Funds Deposited for Payment of Securities...............................60
  SECTION 9.3  Repayment of Moneys Held by Paying Agent..........................................................61
  SECTION 9.4  Return of Moneys Held by Trustee and Paying Agent Unclaimed for Two Years.........................61

ARTICLE TEN......................................................................................................61
  REDEMPTION OF SECURITIES AND SINKING FUNDS.....................................................................61
  SECTION 10.1  Applicability of Article.........................................................................61
  SECTION 10.2  Notice of Redemption; Selection of Securities....................................................61
  SECTION 10.3  Payment of Securities Called for Redemption......................................................62
  SECTION 10.4  Exclusion of Certain Securities from Eligibility for Selection for Redemption....................63
  SECTION 10.5  Mandatory and Optional Sinking Funds.............................................................63
  SECTION 10.6  Redemption for Tax Reasons.......................................................................66

ARTICLE ELEVEN...................................................................................................67
  DEFEASANCE AND COVENANT DEFEASANCE.............................................................................67
  SECTION 11.1  Applicability of Article; Issuer's Option to Effect Defeasance or Covenant Defeasance............67
  SECTION 11.2  Defeasance and Discharge.........................................................................67
  SECTION 11.3  Covenant Defeasance..............................................................................67
  SECTION 11.4  Conditions to Defeasance or Covenant Defeasance..................................................68
  SECTION 11.5  Deposited Money and U.S. Government Obligations and Canadian Government
                Obligations to be Held in Trust; Other Miscellaneous Provisions..................................70

ARTICLE TWELVE...................................................................................................71
  MISCELLANEOUS PROVISIONS.......................................................................................71
  SECTION 12.1  Incorporators, Stockholders, Officers and Directors of Issuer and
                Guarantor Exempt from Individual Liability.......................................................71
  SECTION 12.2  Provisions of Indenture for the Sole Benefit of Parties and Securityholders......................71
  SECTION 12.3  Successors and Assigns of Issuer and Guarantor Bound by Indenture................................71
  SECTION 12.4  Notices and Demands on Issuer, Guarantor, Trustee and Securityholders............................71
  SECTION 12.5  Officers' Certificates and Opinions of Counsel; Statements to be Contained Therein...............72
  SECTION 12.6  Official Acts by Successor Entity................................................................73
  SECTION 12.7  Payments Due on Saturdays, Sundays and Legal Holidays............................................73
  SECTION 12.8  New York Law to Govern...........................................................................73
  SECTION 12.9  Counterparts.....................................................................................73
  SECTION 12.10  Effect of Headings..............................................................................73
  SECTION 12.11  Conflict with Trust Indenture Act...............................................................73
  SECTION 12.12  Severability....................................................................................74
  SECTION 12.13  Judgment Currency...............................................................................74
  SECTION 12.14  Submission to Jurisdiction......................................................................74

ARTICLE THIRTEEN.................................................................................................75

  GUARANTEE OF SECURITIES........................................................................................75
  SECTION 13.1  Guarantee........................................................................................75
  SECTION 13.2  Execution of Guarantee...........................................................................76
  SECTION 13.3  Guarantor Additional Amounts.....................................................................77

         THIS INDENTURE, dated as of ____________, 2001, among Textron Financial Canada Funding Corp., an unlimited liability corporation duly organized under the laws of the Province of Nova Scotia (the "Issuer"), having its registered office at Suite 800, 1959 Upper Water Street, P.O. Box 997, Halifax, Nova Scotia, Canada B3J ZXZ, Textron Financial Corporation, a Delaware corporation (the "Guarantor") having its principal office at 40 Westminster Street, Providence, Rhode Island 02940-6687, and SunTrust Bank, a state banking corporation existing under the laws of the State of Georgia (the "Trustee").

                               W I T N E S S E T H

         WHEREAS, the Issuer has duly authorized the execution and delivery of this Indenture for the issuance from time to time of its unsecured bonds, debentures, notes and other evidences of indebtedness to be issued in one or more series (the "Securities"), up to such principal amount or amounts and denominated in United States or Canadian dollars or foreign currency or units or composites of two or more thereof as may from time to time be authorized in accordance with the terms of this Indenture and to provide, among other things, for the authentication, delivery and administration thereof;

         WHEREAS, for value received, the Guarantor has duly authorized the execution and delivery of this Indenture to provide for the Guarantee of the Securities provided herein; and

         WHEREAS, all things necessary to make this Indenture, when executed and delivered by the parties hereto, a valid indenture and agreement according to its terms, have been done;

         NOW, THEREFORE:

         In consideration of the premises and the purchases of the Securities by the holders thereof, the Issuer, the Guarantor and the Trustee mutually covenant and agree for the equal and proportionate benefit of the respective holders from time to time of the Securities as follows:

                                   ARTICLE ONE

                                   DEFINITIONS

         SECTION 1.1 CERTAIN TERMS DEFINED. The following terms (except as herein otherwise expressly provided or unless the context otherwise clearly requires) for all purposes of this Indenture and of any indenture supplemental hereto shall have the respective meanings specified in this Section. All other terms used in this Indenture that are defined in the Trust Indenture Act of 1939, as amended to the date of this Indenture as originally executed, or the definitions of which in the Securities Act of 1933, as amended to the date of this Indenture as originally executed, are referred to in the Trust Indenture Act of 1939 (except as herein otherwise expressly provided or unless the context otherwise clearly requires), shall have the meanings assigned to such terms in said Trust Indenture Act and in said Securities Act as in force at the date of this Indenture. The words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture, as it may be amended from time to time, as a whole and not to any particular Article, Section or other subdivision. The terms defined in this

Article have the meanings assigned to them in this Article and include the plural as well as the singular.

         "Additional Amounts" has the meaning set forth in Section 3.7.

         "Board of Directors" means either the Board of Directors of the Issuer or the Guarantor, as applicable or any committee of such Board of Directors duly authorized to act hereunder.

         "Business Day" means, except as otherwise provided pursuant to Section
2.5 for Securities of any series, any day that is not a Saturday or Sunday and that is not a day on which banking institutions are generally authorized or obligated by law to close in The City of New York, the City of Toronto or the city in which the Corporate Trust Office is located.

         "Canadian Government Obligations" has the meaning set forth in Section 11.4.

         "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, or if at any time after the execution and delivery of this Indenture such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act of 1939, then the body performing such duties on such date.

         "Consolidated Net Tangible Assets" means, as of any particular time, the aggregate amount of assets after deducting therefrom (a) all current liabilities (excluding any such liability that by its terms is extendable or renewable at the option of the obligor thereon to a time more than 12 months after the time as of which the amount thereof is being computed) and (b) all goodwill, excess of cost over assets acquired, patents, copyrights, trademarks, trade names and other like intangibles, all as shown in Guarantor's and its Subsidiaries' most recent consolidated financial statements prepared in accordance with generally accepted accounting principles.

         "Corporate Trust Office" means the office of the Trustee at which the corporate trust business of the Trustee shall, at any particular time, be principally administered, which office is, at the date as of which this Indenture is dated, located at Corporate Trust Division, 25 Park Place, 24th Floor, Atlanta, Georgia 30303-2900.

         "covenant defeasance" and "defeasance" have the meanings assigned to such terms, respectively, by Sections 11.3 and 11.2.

         "Debt" of any Person means at any date, without duplication, (i) all obligations of such Person for borrowed money, (ii) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments, (iii) all obligations of such Person to pay the deferred purchase price of property or services, except trade accounts payable arising in the ordinary course of business, (iv) all obligations of such Person as lessee which are capitalized in accordance with generally accepted accounting principles, (v) any obligation of others of a type described in the preceding clauses (i), (ii), (iii) or (iv) secured by a Lien on any asset of such Person, whether or not such obligation is assumed by such Person, and (vi) all obligations of others of a type described in the preceding clauses (i), (ii), (iii) or (iv) guaranteed by such

Person; provided that "Debt" of the Guarantor or a Subsidiary shall not be deemed to include Non-recourse Debt.

         "Depositary" means, with respect to the Securities of any series or tranche issuable or issued in the form of one or more Global Securities, the person designated as Depositary for such Global Securities by the Issuer pursuant to Section 2.5 until a successor Depositary shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Depositary" shall mean or include each person who is then a Depositary for such Global Securities, and if at any time there is more than one person designated as Depositary for Global Securities of a particular series or tranche, "Depositary", as used with respect to the Securities of such series or tranche, means the Depositary with respect to the particular Global Security or Securities.

         "Event of Default" means any event or condition specified as such in
Section 4.1.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         "Global Security" means a Security evidencing all or a part of a series or tranche of Securities, issued to the Depositary for such series or tranche, as the case may be, in accordance with Section 2.5 and bearing the legend prescribed in Section 2.14.

         "Guarantee" means the unconditional guarantee by the Guarantor of any Security of any series authenticated and delivered pursuant to this Indenture endorsed on such Security.

         "Guarantor" means Textron Financial Corporation, a Delaware corporation, until any successor Person shall have become such pursuant to Article Eight and thereafter "Guarantor" shall mean such successor Person except as otherwise provided in Section 8.2.

         "holder" "holder of Securities", "Securityholder" or other similar terms mean the registered holder of any Security.

         "Indenture" means this instrument as originally executed and delivered or, if amended or supplemented as herein provided, as so amended and/or supplemented from time to time, and shall include (i) for all purposes of this instrument and any supplemental indenture, the provisions of the Trust Indenture Act of 1939 that are deemed to be a part of and govern this instrument and any such supplemental indenture, respectively, and (ii) the forms and terms of particular series of Securities established as contemplated hereunder.

         "interest" means, when used with respect to a non-interest bearing Security, interest payable after the principal thereof has become due and payable whether at maturity, by declaration of acceleration, by call for redemption, pursuant to a sinking fund or otherwise.

         "Issuer" means Textron Financial Canada Funding Corp., a Nova Scotia unlimited liability corporation, until any successor Person shall have become such pursuant to Article Eight and thereafter "Issuer" shall mean such successor except as otherwise provided in Section 8.2.

         "Lien" means, with respect to any asset, any mortgage, lien, pledge, charge, security interest, hypothecation or encumbrance of any kind in respect of such asset, provided that, "Lien" shall not mean security interests under
Article 9 of the Uniform Commercial Code, or any successor to such Article, or under the Personal Property Security Act (Ontario) and its equivalent in other provinces, or any successor to such legislation, in respect of sales of accounts or chattel paper. For the purposes of the Securities, the Guarantor or any Subsidiary shall be deemed to own subject to a Lien any asset which it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement relating to such asset.

         "mandatory sinking fund payments" has the meaning set forth in Section 10.5.

         "Market Exchange Rate" has the meaning set forth in Section 6.1.

         "Moody's," shall mean Moody's Investors Service, Inc. or any successor thereto.

         "New York Location" means the location in the Borough of Manhattan, The City of New York, State of New York, at which at any particular time the Trustee receives and redelivers securities, which location at the date of execution of this Indenture is SunTrust Bank, [ ], or such other location as the Issuer shall specify in connection with any issuance of Securities.

         "Non-recourse Debt" of the Guarantor or any Subsidiary means any obligations for borrowed money of the Guarantor or any Subsidiary, respectively, secured by specific assets which obligations, in accordance with generally accepted accounting principles, are not reflected in the balance sheet of the Guarantor or any Subsidiary and are issued pursuant to or evidenced by an instrument which limits the recourse against the obligor thereunder to such specific assets, and (in the case of all Non-recourse Debt incurred after the date of this Indenture), if under applicable law in respect of such obligations, such assets or such obligor, at the time any such obligation is created, a holder of such obligation could ever become entitled to recourse against the obligor pursuant to Section 1111(b) of the Bankruptcy Reform Act of 1978 (11 U.S.C. Section 1111(b), or any successor section thereto) or any other provisions of any bankruptcy, insolvency or other law of any jurisdiction, such instrument also contains a provision to the effect that such holder's recourse claim in respect of such obligation shall be and remain in all respects subordinate and junior to all Debt evidenced by the Securities of any series and such holder shall not be entitled to receive any payment, under any condition, in respect of any obligation, other than the proceeds of such specific assets, until all Securities of any series shall have been paid in full or funds for their payment shall have been duly and sufficiently provided.

         "Officers' Certificate" when used with respect to the Issuer or the Guarantor, means a certificate signed by the chairman of the Board of Directors, the president or any vice president and by the chief financial officer, treasurer, controller, the secretary or any assistant secretary of the Issuer or the Guarantor, respectively, and delivered to the Trustee. Each such certificate shall include the statements required by the Trust Indenture Act of 1939, or as provided for in Section 12.5, if and to the extent required hereby.

         "Opinion of Counsel" means an opinion, in writing, signed by legal counsel who may be an employee of or counsel to the Issuer or the Guarantor, as the case may be, and who shall be reasonably satisfactory to the Trustee. Each such opinion shall include the statements required by the Trust Indenture Act of 1939 or as provided for in Section 12.5, if and to the extent required hereby.

         "optional sinking fund payment" has the meaning set forth in Section 10.5.

         "Original Issue Discount Security" means any Security that provides for an amount less than the principal amount thereof to be due and payable upon redemption or a declaration of acceleration of the maturity thereof pursuant to
Section 4.1.

         "Outstanding" (except as otherwise required by the Trust Indenture Act of 1939), when used with reference to Securities, shall, subject to the provisions of Section 6.4, mean, as of any particular time, all Securities theretofore authenticated and delivered by the Trustee under this Indenture, except:

                  (a) Securities theretofore canceled by the Trustee or delivered to the Trustee for cancellation;

                  (b) Securities, or portions thereof, for which moneys and/or U.S. Government Obligations and/or Canadian Government Obligations, as applicable, for the payment thereof in the necessary amount shall have been theretofore deposited in trust with the Trustee or with any paying agent (other than the Issuer or the Guarantor) or shall have been set aside, segregated and held in trust by the Issuer or the Guarantor for the holders of such Securities (if the Issuer or the Guarantor shall act as the Issuer's paying agent); and

                  (c) Securities in lieu of or in substitution for which other Securities shall have been authenticated and delivered pursuant to the terms of Section 2.11, or which shall have been paid pursuant to
         Section 2.11.

         In determining whether the holders of the requisite principal amount of Outstanding Securities of any or all series have given any request, demand, authorization, direction, notice, consent or waiver hereunder, the principal amount of an Original Issue Discount Security that shall be deemed to be Outstanding for such purposes shall be the amount of the principal thereof that would be due and payable as of the date of such determination upon a declaration of acceleration of the maturity thereof pursuant to Section 4.1.

         "Overdue Rate" means, unless otherwise specified in the Securities of any series, the same rate as the rate of interest specified in the Securities of such series or, in the case of a series of Original Issue Discount Securities, the Yield to Maturity of such series of Securities.

         "Person" means any individual, corporation, limited liability company, partnership, joint venture, association, joint stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

         "principal", whenever used with reference to the Securities or any Security or any portion thereof, shall be deemed to include any premium that may be payable thereon pursuant to the terms thereof.

         "record date" has the meaning set forth in Section 2.9.

         "Register" has the meaning set forth in Section 2.10.

         "Resolution" means a resolution of the Board of Directors of the Issuer or the Guarantor, as the case may be, including without limitation, any such resolution by which or pursuant to which any series of Securities and the Guarantee noted or endorsed thereon is authorized and established pursuant to Sections 2.1 and 2.5 hereof.

         "Responsible Officer", when used with respect to the Trustee, means any vice president, the treasurer, any senior trust officer, trust officer, any assistant trust officer, any assistant treasurer, or any other officer or assistant officer of the Trustee who in each case is working with the Trustee's corporate trust department at its Corporate Trust Office, or to whom any corporate trust matter is referred because of his or her knowledge of, and familiarity with, the particular subject.

         "S&P" shall mean Standard & Poor's Corporation or any successor thereto.

         "Security Registrar" has the meaning set forth in Section 2.10.

         "Securities Act" means the Securities Act of 1933, as amended.

         "Security" or "Securities" (except as otherwise required by the Trust Indenture Act of 1939) has the meaning stated in the first recital of this Indenture or means any Security or Securities issued, authenticated and delivered under this Indenture, as the context may require.

         "Specified Currency" has the meaning set forth in Section 6.1.

         "Subsidiary" of the Issuer or of the Guarantor means any entity of which at least a majority of the outstanding stock or other ownership interests having, by the terms thereof, ordinary voting power for the election of directors, managers or trustees of such entity or other persons performing similar functions (irrespective of whether or not at the time stock or other ownership interests of any other class or classes of such entity shall have or might have voting power by reason of the happening any contingency) is at the time directly or indirectly owned or controlled by the Issuer or the Guarantor, as the case may be, or by one or more other Subsidiaries of such Person, or by the Issuer or the Guarantor, as the case may be, and one or more other Subsidiaries of such Person.

         "Support Agreement" means the Support Agreement dated as of May 25, 1994 between the Guarantor and Textron.

         "Taxes" has the meaning set forth in Section 3.7.

         "Tax Redemption Date" has the meaning set forth in Section 10.6.

         "Textron" shall mean Textron Inc., a Delaware corporation or any successor thereto.

         "Trustee" means the Person identified as "Trustee" in the first paragraph hereof and, subject to the provisions of Article Five, shall also include any successor trustee. If, pursuant to the provisions of this Indenture, there shall be at any time more than one Trustee hereunder, the term "Trustee" as used with respect to Securities of any series shall mean the Trustee or Trustees with respect to the Securities of that series.

         "Trust Indenture Act of 1939" (except as otherwise provided in Sections
7.1 and 7.2) means the Trust Indenture Act of 1939, as amended, and in force at the date as of which this Indenture was originally executed; provided, however, that in the event the Trust Indenture Act of 1939 is amended after such date, "Trust Indenture Act of 1939" means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.

         "Uniform Commercial Code" means the New York Uniform Commercial Code as in effect from time to time.

         "United States alien" has the meaning set forth in Section 3.7.

         "U.S. Government Obligations" has the meaning set forth in Section
11.4.

         "vice president", when used with respect to the Issuer, the Guarantor or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title of "vice president".

         "Yield to Maturity" means, in the case of any Original Issue Discount Security, the yield to maturity specified in such Security or in a Resolution relating thereto.

                                   ARTICLE TWO

                                   SECURITIES

         SECTION 2.1 FORMS GENERALLY. The Securities of each series shall be substantially in the form set forth in this Article Two, or in such other form as shall be established by, or in an Officers' Certificate pursuant to, a Resolution of the Issuer or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture and which may have imprinted or otherwise reproduced thereon such letters, numbers or other marks of identification and such legends or endorsements as may be required to comply with any applicable law, rule or regulation or with the rules of any securities exchange or as may, consistent with the provisions of this Indenture, be determined by the officers executing such Securities, as evidenced by their execution of the Securities.

         The definitive Securities shall be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the officers executing such Securities, as evidenced by their execution of such Securities.

         If Article Thirteen is to be applicable to Securities of any series, established as contemplated by Section 2.5, then Securities of each such series shall bear a Guarantee in substantially the form set forth in Section 13.1. For any other series of Securities, the Guarantee shall be endorsed on the Securities and shall be substantially in the form established by or pursuant to Resolutions of the Guarantor or one or more indentures supplemental hereto. If the form of the Guarantee to be endorsed on the Securities of any series is established by action taken pursuant to a Resolution of the Board of Directors of the Guarantor, a copy of such Resolution certified by the Secretary or Assistant Secretary of the Guarantor shall be delivered to the Trustee at or prior to the delivery by the Issuer of the written order contemplated by Section 2.6 hereof for the authentication and delivery of such Securities. Notwithstanding the foregoing, the Guarantee or the Guarantees to be endorsed on the Securities of any series may have such appropriate insertions, omissions, substitutions and other corrections from the forms thereof referred to above as are required or permitted by this Indenture and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the directors or officers delivering the same, in each case as evidenced by such delivery.

         SECTION 2.2 FORM OF FACE OF SECURITY. [If the Security is an Original Issue Discount Security, insert any legend required by the Internal Revenue Code of 1986, as amended and the regulations thereunder.]

No.

                     TEXTRON FINANCIAL CANADA FUNDING CORP.

                         [Insert Designation of Series]

         Textron Financial Canada Funding Corp., an unlimited liability corporation duly organized and existing under the laws of the Province of Nova Scotia (herein called the "Issuer"), for value received hereby promises to pay to__________, or its registered assigns, the principal sum of ________________ on ______________ [if the Security is to bear interest prior to maturity, insert --, and to pay interest thereon [[insert as applicable -- annually or semi-annually or quarterly]] on [[insert appropriate interest payment dates]] (the "Interest Payment Dates") in each year, commencing ___________, [insert -- at the rate of __% per annum or, if applicable, insert the method for determining the adjustable, floating or other form of variable interest rate borne by the Securities] until the principal hereof is paid or made available for payment [if applicable, insert --, and (to the extent that the payment of such interest shall be legally enforceable) at the rate of _____% per annum on any overdue principal [if applicable, insert -- and premium, if any,] and on any overdue installment of interest]. This Security shall bear interest from the most recent Interest Payment Date to which interest in respect hereof has been paid or duly provided for, unless no interest has been paid on this Security, in which case from ___________. Any interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, subject to certain exceptions provided in the Indenture referred to on the reverse hereof, be paid to the Person in whose name this Security is registered at the close of business on the_____________ or ________________ (whether or not a Business Day) (the "Record Date") next preceding such Interest Payment Date; provided, however, that the first payment of interest on this Security, if originally issued between a Record Date and the related Interest Payment Date, shall be made on the second Interest Payment Date following the date of original issuance of this Security to the Person in whose name this Security is registered on the

Record Date relating to such second Interest Payment Date; and provided, further, that any interest payable at maturity will be paid to the Person to whom the principal is payable.]

         [If the Security is not to bear interest prior to maturity, insert -- The principal of this Security shall not bear interest except in the case of a default in payment of principal upon acceleration, upon redemption, or at maturity and in such case the overdue principal of this Security shall bear interest at the rate of ___% per annum (to the extent that the payment of such interest shall be legally enforceable), which shall accrue from the date of such default in payment to the date payment of such principal has been made or duly provided for. Interest on any overdue principal shall be payable on demand. Any such interest on any overdue principal that is not so paid on demand shall bear interest at the rate of ___% per annum (to the extent that the payment of such interest shall be legally enforceable), which shall accrue from the date of such demand for payment to the date payment of such interest has been made or duly provided for, and such interest shall also be payable on demand.]

          [If applicable, insert -- All payments in respect of the Securities of the series of which this Security is a part, including, without limitation, payments of principal, [if the Security is to bear interest prior to maturity, insert -- interest, if any,] [if applicable, insert -- and premium, if any,] shall be made by the Issuer without withholding or deduction for or on account of any present or future taxes, duties, levies or other governmental charges of whatever nature in effect on the date of the original issuance of this Security or imposed or established in the future by or on behalf of the Government of Canada or of any province or territory thereof or therein or by any authority or agency thereof or therein having power to tax ("Taxes") unless the Issuer is required to withhold or deduct Taxes by applicable law or by the interpretation of administration thereof by the relevant government authority. In the event the Issuer is so required to deduct or withhold any amount for or on account of Taxes from any payment on or with respect to the Securities of this series, the Issuer shall pay such additional amounts ("Additional Amounts") as may be necessary in order that the net amounts received by each holder or beneficial owner of this Security after such withholding or deduction in respect of such Taxes (including Additional Amounts) shall equal the respective amounts of principal [if the Security is to bear interest prior to maturity, insert --, interest, if any,] [if applicable, insert -- and premium, if any,] which would have been received in respect of the Securities of this series in the absence of such withholding or deduction; provided that no such Additional Amounts will be payable with respect to (1) any payment to a holder or beneficial owner who is liable for such Taxes in respect of such Security (a) by reason of such holder or beneficial owner being a person with whom the Issuer is not dealing at arm's length for the purposes of the Income Tax Act (Canada) or (b) by reason of the existence of any present or former connection between such holder or beneficial owner (or between a fiduciary, settlor, beneficiary, member or shareholder of, or possessor of a power over, such holder or beneficial owner, if such holder or beneficial owner is an estate, trust, partnership, limited liability company or corporation) and Canada or any province or territory thereof or therein or agency thereof or therein other than the mere holding, use or ownership or deemed holding, use or ownership, or receiving payments or enforcing any rights in respect of such Security as a non-resident or deemed non-resident of Canada or any province or territory thereof or therein or any agency thereof or therein, (2) any Tax which would not have been so imposed but for the presentation by the holder of the Security of this series for payment on a date more than 10 days after the date on which the payment became due and payable or the date on which payment thereof is duly provided for, whichever occurs later;
(3) any estate, inheritance, gift,
sales, transfer, personal property or excise tax or any similar tax, assessment or governmental charge; (4) any Tax which is payable otherwise than by withholding from payments in respect of principal of, [if applicable, insert --any premium,] or any interest on any Security of this series; (5) any Tax imposed as result of the failure to comply with (a) certification, information, documentation, reporting or other similar requirements concerning the nationality, residence, identity or connection with Canada or any province or territory thereof of the holder or beneficial owner of the Security of this series, if such compliance is required by statute, or by regulation, as a precondition to relief or exemption from such Tax or (b) any other certification, information, documentation, reporting or other similar requirements under Canadian federal or provincial income tax laws or regulations that would establish entitlement to otherwise applicable relief or exemption from such Tax, assessment or other governmental charge; (6) any tax, assessment or other governmental charge required to be withheld by any paying agent from any payment of the principal of [if applicable, insert --, any premium] or any interest on any Security of this series, if the payment can be made without such withholding by at least one other paying agent; or (7) any combination of items
(1), (2), (3), (4), (5) or (6). Furthermore, no Additional Amounts shall be paid with respect to any payment on any Security of this series to a holder or beneficial owner who is a fiduciary or partnership or other than the sole beneficial owner of such payment to the extent that a beneficiary or settlor with respect to such fiduciary or a member of such partnership or beneficial owner would not have been entitled to receive the Additional Amounts had such beneficiary, settlor, member or beneficial owner been the holder of any such Security of this series.

         Whenever in this Security or in the Indenture there is a reference, in any context, to the payment of the principal of [if the Security is to bear interest prior to maturity, insert -- or interest, if any, on], or in respect of, any Security, such payment shall be deemed to include the payment of Additional Amounts to the extent that, in such context, Additional Amounts are, were or would be payable in respect of such payment pursuant to the provisions hereof or thereof and express mention of the payment of Additional Amounts (if applicable) in any provision hereof or thereof shall not be construed as excluding Additional Amounts in those provisions hereof where such express mention is not made.]

         Payment of the principal of, [if applicable, insert -- premium if any,] and [if applicable, insert--any such] interest on this Security will be made at the office or agency of the Issuer maintained for that purpose in [insert -- the places of payment], [insert -- the currency or currencies of payment]; provided, however, that at the option of the Issuer payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security register; [if applicable, insert -- provided, further, that a holder of U.S. $10,000,000 or more in aggregate principal amount of Securities of this series denominated in U.S. dollars or Cdn. $10,000,000 or more in aggregate principal amount of Securities of this series issued in Canadian dollars will be entitled to receive interest payments on each Interest Payment Date by wire transfer of immediately available funds if appropriate wire transfer instructions have been received in writing by the Trustee not less than 15 calendar days prior to such Interest Payment Date. Any such wire transfer instructions received by the Trustee shall remain in effect until revoked by such holder by written notice received by the Trustee at least 15 calendar days prior to the first Interest Payment Date for which such notice shall be effective.]

         [If applicable, insert -- If any payment date for this Security falls on a day that is not a Business Day, the required payment of principal and/or interest, as the case may be, shall be made on the next succeeding Business Day with the same force and effect as if made on the date such payment was due, and no interest shall accrue with respect to such payment for the period from and after such payment date to the date of such payment on the next succeeding Business Day or insert other applicable provision.]

         [If the Security is an extendible security, insert -- The Securities of this series are subject to repayment on [insert provisions with respect to repayment date or dates] at the option of the holders thereof exercisable on or before the ____________, but not prior to the ____________ preceding such ______, at a repayment price equal to the principal amount thereof to be repaid, together with interest payable thereon to the repayment date, as described on the reverse side hereof.]

         Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place on the face hereof.

         Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed as of the date first written above.

Dated:

                                     TEXTRON FINANCIAL CANADA FUNDING CORP.

                                     By:
                                        ---------------------------------------

                                     Name:
                                          -------------------------------------
                                          Duly Authorized



         SECTION 2.3 FORM OF REVERSE OF SECURITY.

                     TEXTRON FINANCIAL CANADA FUNDING CORP.

         This Security is one of a duly authorized issue of securities of the Issuer (herein called the "Securities"), issued and to be issued in one or more series under an indenture, dated as of _____________, 2001, as it may be amended or supplemented from time to time (herein called the "Indenture"), among the Issuer, the Guarantor and SunTrust Bank, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture reference is hereby made for a statement of the respective rights, limitations of rights, obligations, duties and immunities thereunder of the Issuer, the Guarantor, the Trustee and the holders of the

Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof [if applicable, insert -- limited in aggregate principal amount to ___]. The separate series of Securities may be issued in various aggregate principal amounts, may mature at different times, may bear interest, if any, at different rates, may be subject to different redemption provisions (if any), may be subject to different sinking or purchase funds (if any), may be subject to different repayment provisions (if any), may be subject to different covenants and Events of Default and may otherwise vary as provided in the Indenture. The Indenture further provides that the Securities of a single series may be issued at various times, with different maturity dates, may bear interest, if any, at different rates, may be subject to different redemption provisions (if any), may be subject to different sinking or purchase funds (if any) and maybe subject to different repayment provisions (if any).

         [If applicable, insert -- The Securities of this series may not be redeemed prior to maturity, except as provided for in the immediately succeeding paragraph.]

         [If applicable, insert -- If at any time subsequent to the issuance of the Securities of this series, as a result of any change in, or amendment to, the laws, including any regulations or rulings promulgated thereunder, of Canada or of any political subdivision thereof or any authority therein or thereof having power to tax or as a result of any change in the application or official interpretation of such laws, including any proposals for change, amendment or application or interpretation of such laws, where the amendment or change becomes effective [insert on or after the date on which the underwriting, subscription, distribution, or similar agreement (an "Issuance Agreement") is executed for the Securities of this series or if no such Issuance Agreement is executed, the date on which the Securities of this series are first offered for sale] or which proposal is made after such date, or as a result of any action taken by any taxing authority of Canada which action is taken or becomes generally known after such date, or any commencement of a proceeding in a court of competent jurisdiction in the Canada after such date, whether or not such action was taken or such proceeding was brought with respect to the Issuer, the Issuer becomes, or will become, obligated to pay any Additional Amounts, then the Securities of this series will be redeemable as a whole (but not in part), at the option of the Issuer, at any time upon not less than thirty (30) nor more than sixty (60) days' notice given to the holders at their principal amount [if the Security is to bear interest prior to maturity, insert -- together with accrued interest thereon, if any,] [if the Security is an Original Issue Discount Security, - - (calculated as provided in the Indenture)] (and any Additional Amounts payable with respect thereto) to the date fixed for redemption (the "Tax Redemption Date"). In order to effect a redemption of Securities of this series as described in this paragraph, the Issuer shall deliver to the Trustee at least forty-five (45) days prior to the Tax Redemption
Date: (i) a written notice stating that the Securities of this series are to be redeemed as a whole, specifying the redemption date and other pertinent information, and (ii) an Opinion of Counsel to the effect that the Issuer has or will become obligated to pay Additional Amounts as a result of any such change or amendment. No notice of redemption may be given earlier than ninety (90) days prior to the earliest date on which the Issuer would be obligated to pay such Additional Amounts were a payment in respect of the Securities of this series then due. The notice shall additionally specify the Tax Redemption Date and all other information necessary to the publication and mailing by the Trustee of notices of such redemption. The Trustee shall be entitled to rely conclusively upon the information so furnished by the Issuer in such notice and shall be under no duty to check the accuracy or completeness thereof. Such notice shall be irrevocable and upon its delivery the Issuer shall be obligated to make the payment or payments referred to therein to the Trustee.]

         [If applicable, insert -- The Securities of this series are subject to redemption upon not less than 30 nor more than 60 days' notice by mail, [[if applicable, insert --(1) on _____________ in any year commencing with the year ________ and ending with the year _______ through operation of the sinking fund for this series (as more fully described in the next succeeding paragraph) at [[insert either -- a redemption price equal to 100% of the principal amount of the Securities to be redeemed or the redemption prices for redemption through operation of the sinking fund (expressed as percentages of the principal amount) set forth in the table below,]], and (2)]) at any time [[if applicable, insert -- on or after ___________]], as a whole or in part, at the election of the Issuer, at the [[insert either -- following redemption prices or redemption prices for redemption otherwise than through operation of the sinking fund]] (expressed as percentages of the principal amount): if redeemed [[if applicable, insert -- on or before _________, ____%, and if redeemed]] during the 12-month period beginning _________ of the years indicated,

                                               [[If applicable, insert --
           Redemption Price For Redemption     Redemption Price For Redemption
           [[If applicable, insert --          Otherwise Than Through Operation
           Through Operation of the Sinking    of the Sinking Fund]]
Year       Fund]]



and thereafter at a redemption price equal to _____% of the principal amount thereof, together in the case of any such redemption (whether through operation of the sinking fund or otherwise) with accrued interest to the date fixed for redemption, but interest installments maturing on or prior to such redemption date will be payable to the holders of such Securities of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the indenture.]

         [If applicable, insert -- The sinking fund for this series provides for the redemption on ____ each year beginning with the year _______ and ending with the year _____of [[not less than]] $________ [[("mandatory sinking fund payments") and not more than $_______]] aggregate principal amount of Securities of this series.] [If applicable, insert -- Securities of this series acquired or redeemed by the Issuer otherwise than through [[mandatory]] sinking fund payments may be credited against subsequent [[mandatory]] sinking fund payments otherwise required to be made.]

         [If applicable, insert -- Notwithstanding the foregoing, the Issuer may not, prior to ________ redeem any Securities of this series as contemplated by [[Clause (2) of]] the preceding paragraph as a part of, or in anticipation of, any refunding operation by the application, directly or indirectly, of moneys borrowed having an interest cost to the Issuer

(calculated in accordance with generally accepted accounting principles) of less than ______% per annum.]

         [If applicable, insert -- Partial redemptions must be in an amount not less than $_______ principal amount of Securities.]

         [If applicable, insert -- In the event of redemption of this Security in part only, a new Security or Securities of this series for the unredeemed portion hereof having the same interest rate and maturity as this Security will be issued in the name of the holder hereof upon the cancellation hereof.]

         [If the Security is not an Original Issue Discount Security, insert -- If an Event of Default with respect to Securities of this series shall occur and be continuing, then the Trustee or the holders of not less than 25% in aggregate principal amount (calculated as provided in the Indenture) of the Securities of this series then Outstanding may declare the principal of the Securities of this series and accrued interest thereon, if any, to be due and payable in the manner and with the effect provided in the Indenture.] [If the Security is an Original Issue Discount Security, insert -- If an Event of Default with respect to Securities of this series shall occur and be continuing, then the Trustee or the holders of not less than 25% in aggregate principal amount (calculated as provided in the Indenture) of the Securities of this series then Outstanding may declare an amount of principal of the Securities of this series due and payable in the manner and with the effect provided in the Indenture. Such amount shall be equal to [[insert formula for determining the amount]].

         [If the Security is an extendible security, insert -- The Securities of this series are subject to repayment in whole, or in part, on [insert month, day and years], in increments of _________ or multiples of __________in excess of ___________, provided that the portion of the principal amount of any Security of this series not being repaid shall be at least ____________, at the option of the holder thereof at a repayment price equal to the principal amount thereof to be repaid, together with interest payable thereon, if any, to the repayment date. For this Security to be repaid at the option of the holder, the Trustee must receive at the Corporate Trust Office or the New York Location, or at ____________ [specify location in Canada, if applicable] on or before the [insert month and day] or, if such [insert month and day] is not [insert -- a day other than a day on which banking institutions in the Borough of Manhattan, The City and State of New York are authorized or required by law or regulation to close or, if applicable, insert appropriate definition] (a "Business Day"), the next succeeding Business Day, but not earlier than the (insert month and day) prior to the (insert month and day) on which the repayment price will be paid (i) this Security, with the form entitled "Option to Elect Repayment" below duly completed, or (ii) a telegram, telex, facsimile transmission or letter from a member of a national securities exchange or the National Association of Securities Dealers, Inc. or a commercial bank or trust company in the United States of America in respect of Securities issued in the United States, or a telegram, telex, facsimile transmission or letter from a stock exchange or a chartered bank or trust company in Canada in respect of Securities issued in Canada, setting forth the name of the holder of the Security, the principal amount of the Security, the amount of such Security to be repaid, a statement that the option to elect repayment is being made thereby and a guarantee that the Security to be repaid with the form entitled "Option to Elect Repayment" on the reverse thereof duly completed will be received by the Issuer no later than five Business Days after the date of such telegram, telex, facsimile transmission or letter, and such Security and form duly completed are received by the Issuer by such fifth Business Day. Either form of notice duly received on or before the [insert month and day] preceding any such [insert month and day] shall be irrevocable. All questions as to the validity, eligibility (including time of receipt) and acceptance of any Securities of this series for repayment will be determined by the Issuer, whose determination shall be final and binding.]

         The Indenture permits, with certain exceptions as therein provided, the amendment or supplementing thereof and the modification of the rights and obligations of the Issuer, the Guarantor and the rights of the holders of the Securities of each series to be affected under the Indenture at any time by the Issuer, the Guarantor and the Trustee with the consent of the holders of not less than a majority in aggregate principal amount (calculated as provided in the Indenture) of the Securities at the time Outstanding of all series to be affected (all such series voting as a single class). The Indenture also contains provisions permitting the holders of not less than a majority in aggregate principal amount (calculated as provided in the Indenture) of the Securities of each series at the time Outstanding, on behalf of the holders of all Securities of such series, to waive certain past defaults or Events of Default under the Indenture and the consequences of any such defaults or Events of Default. Any such consent or waiver by the holder of this Security (unless revoked as provided in the Indenture) shall be conclusive and binding upon such holder and upon all future holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

         No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest, if any, on this Security at the times, place and rate, if any, and in the coin or currency, herein prescribed or the obligation of the Guarantor pursuant to the Guarantee.

         As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security register, upon due presentment of this Security for registration of transfer at the office or agency of the Issuer in any place where the principal of and interest, if any, on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Security Registrar duly executed by the holder hereof or his or her attorney duly authorized in writing, and thereupon one or more new Securities of this series, having the same interest rate, if any, and maturity and bearing interest from the same date as this Security, of any authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

         The Securities of this series are issuable only in registered form without coupons in denominations of ___________ and any integral multiple thereof. As provided in the Indenture and subject to certain limitations set forth therein and on the face hereof, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series of a different authorized denomination having the same interest rate, if any, and maturity and bearing interest from the same date as such Securities, as requested by the holder surrendering the same.

         No service charge shall be made for any such registration of transfer or exchange, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         Prior to due presentment of this Security for registration of transfer, the Issuer, the Guarantor, the Trustee and any agent of the Issuer, the Guarantor or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes (other than for the determination of any Additional Amounts payable), whether or not this Security be overdue and notwithstanding any notation of ownership or other writing thereon, and neither the Issuer, the Guarantor, the Trustee nor any such agent shall be affected by notice to the contrary. All payments made to or upon the order of such registered holder, shall, to the extent of the sum or sums paid, effectually satisfy and discharge liability for monies payable on this Security.

         No recourse for the payment of the principal of [if applicable, insert -- or interest, if any,] or interest, if any, on this Security, or for any claim based hereon or otherwise in respect hereof, and no recourse under or upon any obligation, covenant or agreement of the Issuer or the Guarantor in the Indenture or in any Security, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, stockholder, official or director, as such, past, present or future, of the Issuer, the Guarantor or of any successor entity of either of them, either directly or through the Issuer, the Guarantor or any successor entity of either of them, whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

         All terms used in this Security and not otherwise defined herein which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

         This Security shall be governed by and construed in accordance with the laws of the State of New York, without regard to conflict of law principles.

         SECTION 2.4 FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION. The Trustee's certificate of authentication on all Securities shall be in substantially the following form:

         This is one of the Securities of the series designated herein and referred to in the within-mentioned Indenture.

                                   SUNTRUST BANK,
                                        as Trustee

                                   By:
                                        ---------------------------------------
                                        Authorized Officer

         SECTION 2.5 AMOUNT UNLIMITED; ISSUABLE IN SERIES. The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited.

         The Securities shall rank equally and pari passu and may be issued in one or more series. There shall be established in one or more Resolutions or in an Officers' Certificate pursuant to a Resolution of the Issuer, a copy of which, certified by the secretary or an assistant secretary of the Issuer, shall be delivered to the Trustee or established in one or more indentures supplemental hereto, prior to the issuance of securities of a particular series:

                  (1) the title of the Securities of the series (which shall distinguish the Securities of the series from all other Securities);

                  (2) any limit upon the aggregate principal amount of the Securities of the series that may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to Sections 2.10, 2.11, 2.13 or 10.3);

                  (3) the date or dates on which the principal of the Securities of the series is payable;

                  (4) the rate or rates at which the Securities of the series shall bear interest, if any, or the method or methods, if any, by which such rate or rates (including the Overdue Rate) shall be determined, the date or dates from which such interest shall accrue or the method or methods, if any, by which such date or dates may be determined, the interest payment dates on which such interest shall be payable and the record dates for the determination of holders to whom interest is payable, and the basis upon which interest on Securities of the series shall be calculated if other than that of a 360-day year of twelve 30-day months in the case of Securities issued in U.S. dollars or a 365-day year and payable in two equal semi-annual installments in the case of Securities issued in Canadian dollars;

                  (5) if in addition to or other than The Borough of Manhattan, The City of New York, the place or places where the principal and interest with respect to the Securities of the series shall be payable, any of such Securities may be surrendered for registration of transfer or exchange, any of such Securities may be surrendered for exchange and notices or demands to or upon the Issuer in respect of the Securities of the series and this Indenture may be served;

                  (6) the price or prices at which, the period or periods within which and the terms and conditions upon which, Securities of the series may be redeemed, in whole or in part, at the option of the Issuer, pursuant to any sinking fund or otherwise;

                  (7) the obligation, if any, of the Issuer to redeem, purchase or repay Securities of the series pursuant to any sinking fund or analogous provisions or at the option of a holder thereof and the price or prices at which, the period or periods within which and the terms and conditions upon which Securities of the series shall be redeemed, purchased or repaid, in whole or in part, pursuant to such obligation;

                  (8) whether and under what circumstances the Issuer or the Guarantor will be obligated to pay Additional Amounts in respect of the Securities of the series as provided in Section 3.7 and, as a result, whether the Securities of the series will be subject to redemption as provided in Section 10.6;

                  (9) if other than such coin or currency of the United States of America or Canada as at the time of payment is legal tender for payment of public or private debts, the coin or currency (including composite currencies or currency units) in which the Securities of the series shall be denominated and, if different, the coin or currency (including composite currencies or currency units) in which payment of the principal of and/or interest on the Securities of the series shall be payable;

                  (10) if the principal of and/or interest on the Securities of the series are to be payable, at the election of the Issuer or a holder thereof, in a coin or currency (including composite currencies or currency units) other than that in which the Securities are stated to be payable, the period or periods within which, and the terms and conditions upon which, such election may be made;

                  (11) whether the amount of payments of principal of and/or interest on the Securities of the series may be determined with reference to an index, formula or other method or methods (which index, formula or method or methods may be based, without limitation, on one or more currencies (including composite currencies or currency units), commodities, equity securities, equity indices or other indices), and, if so, the terms and conditions upon which and the manner in which such amounts shall be determined;

                  (12) if other than denominations of U.S. $1,000 with respect to Securities issued in the United States, or Cdn.$1,000 with respect to Securities issued in Canada (or if the Securities are denominated in a currency other than U.S. dollars or Canadian dollars or in a composite currency or currency units, 1,000 units of such other currency or composite currency or currency units) and any multiple thereof, the denominations in which Securities of the series shall be issuable;

                  (13) if other than the principal amount thereof, the portion of the principal amount of Securities of the series which shall be payable upon declaration of acceleration of the maturity thereof pursuant to Section 4.1 or provable in bankruptcy pursuant to Section 4.2;

                  (14) if the Securities of the series are Original Issue Discount Securities, the price at which and the date on which Securities of the series are to be issued and the Yield to Maturity at the time of issuance of such series;

                  (15) if the Securities of the series are to be issued in the form of one or more Global Securities, the name of the Depositary for such Global Security or Securities or the nominee of such Depositary;

                  (16) if the Securities will be entitled to the benefit of the Guarantee afforded by Article Thirteen or, if not, the form of the Guarantee to be endorsed on the Securities; and

                  (17) any other terms of the series which are not inconsistent with this Indenture.

         All Securities of any one series shall be substantially identical except as to denomination, interest rate, if any, and maturity and except as may otherwise be provided in or pursuant to such Resolution or in any such indenture supplemental hereto. The applicable Resolution or the applicable supplemental indenture may provide that Securities of any particular series may be issued at various times, with different maturities and redemption and repayment provisions (if any) and bearing interest (if any) at different rates, but shall for all purposes under this Indenture, including, but not limited to, voting and Events of Default, be treated as Securities of a single series. Unless otherwise provided in such Resolution or supplemental indenture, a series may be reopened for issuances of additional Securities of such series without the consent of the holders of any of the existing Securities of such series.

         Except as otherwise specified pursuant to this Section 2.5 for Securities of any series, interest on the Securities of each series shall be computed on the basis of a 360-day year of twelve 30-day months in the case of Securities issued in U.S. dollars or a 365-day year and payable in two equal semi-annual installments in the case of Securities issued in Canadian dollars.

         SECTION 2.6 AUTHENTICATION AND DELIVERY OF SECURITIES. At any time and from time to time after the execution and delivery of this Indenture, the Issuer may deliver Securities of any series executed by the Issuer, with the Guarantee noted or endorsed thereon, to the Trustee for authentication, and the Trustee shall thereupon authenticate and deliver such Securities to or upon the written order of the Issuer, signed by both (a) the chairman of its Board of Directors, the president or any vice president and (b) its chief financial officer, treasurer, controller, secretary or any assistant secretary, without any further action by the Issuer or, subject to Section 2.1, the Guarantor. In authenticating such Securities and accepting the additional responsibilities under this Indenture in relation to such Securities the Trustee shall be entitled to receive, and (subject to the requirements of the Trust Indenture Act of 1939) shall be fully protected in relying upon:

                  (1) a copy of any Resolution or Resolutions relating to such series, certified by the secretary or an assistant secretary of the Issuer;

                  (2) an Officers' Certificate or executed supplemental indenture setting forth the form and terms of the Securities and the Guarantee as required pursuant to Sections 2.1 and 2.5, respectively, and prepared in accordance with the requirements of the Trust Indenture Act of 1939 and Section 12.5; and

                  (3) an Opinion of Counsel, prepared in accordance with the requirements of the Trust Indenture Act of 1939 and Section 12.5, which shall state that, if the form of such Securities has been established by or pursuant to a Resolution as permitted by Section 2.1, that such form or forms, as the case may be, have been established in conformity with the provisions of this Indenture, and that the terms of such Securities have been established by or pursuant to a Resolution as permitted by Section 2.5 in conformity with the provisions of this Indenture and that the authentication and delivery of such Securities by the Trustee is authorized under the provisions of this Indenture and that such Securities, together with any Guarantee noted or endorsed thereon, when executed and delivered by the Issuer and Guarantor, as applicable, to the Trustee in accordance with this Indenture and authenticated and delivered by the Trustee in accordance with the Indenture and issued by the Issuer, in the manner and subject to any conditions specified in such Opinion of Counsel will constitute valid and legally binding obligations of the Issuer and the Guarantor, respectively, enforceable in accordance with their respective terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and to general principles of equity regardless of whether the issue of enforceability is considered in a proceeding in equity or at law.

         The Trustee shall have the right to decline to authenticate and deliver any Securities under this Section if the Trustee, being advised by counsel, determines that such action may not lawfully be taken by the Issuer or the Guarantor or if the Trustee in good faith by its board of directors or board of trustees, executive committee, or a trust committee of directors or trustees and/or Responsible Officers shall determine that such action would expose the Trustee to personal liability to existing holders or would adversely affect the Trustee's own rights, duties or immunities under this Indenture or otherwise.

         The Trustee shall not be required to authenticate Securities denominated in a coin or currency other than that of the United States of America or Canada if the Trustee reasonably determines that such Securities impose duties or obligations on the Trustee which the Trustee is not able or reasonably willing to accept; provided that the Trustee, upon the request of the Issuer will resign as Trustee with respect to Securities of any series as to which such a determination is made, prior to the issuance of such Securities, and will comply with the request of the Issuer to execute and deliver a supplemental indenture appointing a successor Trustee pursuant to Section 7.1 hereof.

         SECTION 2.7 EXECUTION OF SECURITIES. The Securities and any Guarantee noted or endorsed thereon shall be signed on behalf of the Issuer and/or the Guarantor, as applicable, by both (a) the chairman of its Board of Directors, its president or any vice president and (b) the chief financial officer, its treasurer, controller or secretary. Such signatures may be the manual or facsimile signatures of the present or any future such officers. Typographical and other minor errors or defects in any such signature shall not affect the validity or enforceability of any Security that has been duly authenticated and delivered by the Trustee.

         In case any officer of the Issuer or the Guarantor who shall have signed any of the Securities or endorsed any Guarantee thereon shall cease to be such officer before the Security with the Guarantee noted or endorsed thereon so signed shall be authenticated and delivered by the Trustee or disposed of by the Issuer, such Security with the Guarantee noted or endorsed thereon nevertheless may be authenticated and delivered or disposed of as though the person who signed such Security and Guarantee had not ceased to be such officer of the Issuer or the Guarantor; and any Security may be signed on behalf of the Issuer or Guarantee noted or endorsed on behalf of the Guarantor by such persons as, at the actual date of the execution of such Security and Guarantee, shall be the proper officers of the Issuer or the Guarantor, although at the date of the execution and delivery of this Indenture any such person was not such an officer.

         SECTION 2.8 CERTIFICATE OF AUTHENTICATION. Only such Securities (with the Guarantee noted or endorsed thereon) as shall bear thereon a certificate of authentication substantially in the form hereinbefore recited, executed by the Trustee by the manual signature of one of its authorized officers, shall be entitled to the benefits of this Indenture or be valid or obligatory for any purpose. Such certificate by the Trustee upon any Security (with the Guarantee noted or endorsed thereon) executed by the Issuer shall be conclusive evidence that the Security (with the Guarantee noted or endorsed thereon) so authenticated has been duly authenticated and delivered hereunder and that the holder is entitled to the benefits of this Indenture.

         SECTION 2.9 DENOMINATION AND DATE OF SECURITIES; PAYMENTS OF INTEREST. The Securities of each series shall be issuable as registered securities without coupons and in denominations as shall be specified as contemplated by Section
2.5. In the absence of any such specification with respect to the Securities of any series, the Securities of such series shall be issuable in denominations of U.S. $1,000 with respect to Securities issued in the United States, or Cdn.$1,000 with respect to Securities issued in Canada (or, if such Securities are denominated in a currency other than U.S. dollars or Canadian dollars or in a composite currency, 1,000 units of such other currency or composite currency) and any multiple thereof. The Securities of each series shall be numbered, lettered, or otherwise distinguished in such manner or in accordance with such plan as the officers of the Issuer executing the same may determine with the approval of the Trustee as evidenced by the execution and authentication thereof.

         Each Security shall be dated the date of its authentication, shall bear interest, if any, from the date, and shall be payable on the dates, in each case, which shall be specified as contemplated by Section 2.5.

         Except as otherwise specified for a particular series pursuant to
Section 2.5, the Person in whose name any Security of any series is registered at the close of business on any record date applicable to a particular series with respect to any interest payment date for such series shall be entitled to receive the interest, if any, payable on such interest payment date notwithstanding the cancellation of such Security upon any registration of any transfer or exchange of such Security subsequent to the record date and prior to such interest payment date, except if and to the extent the Issuer shall default in the payment of the interest due on such interest payment date for such series, in which case such defaulted interest shall be paid to the Persons in whose names Outstanding Securities of such series are registered at. the close of business on a subsequent record date (which shall be not less than five days prior to the date of payment of such defaulted interest) established by notice given by mail by or on behalf of the Issuer to the holders of Securities not less than 15 days preceding such subsequent record date. The term "record date" as used with respect to any interest payment date (except a date for payment of defaulted interest) shall mean the date specified as such in the terms of the Securities of any particular series, or, if no such date is so specified, if such interest payment date is the first day of a calendar month, the fifteenth day of the next preceding calendar month or, if such interest payment date is the fifteenth day of a calendar month, the first day of such calendar month, whether or not such record date is a Business Day.

         SECTION 2.10 REGISTRATION, TRANSFER AND EXCHANGE; CERTAIN TRANSFERS AND EXCHANGES. The Issuer will keep, either at the office or agency designated and maintained by the Issuer for such purpose in the Borough of Manhattan, The City of New York, in accordance with the provisions of Section 3.2, or at any of such other offices or agencies as may be designated and maintained in accordance with the provisions of Section 3.2, a register or registers in which, subject to such reasonable regulations as it may prescribe, it will register, and will register the transfer of, Securities of a series as in this Article provided. Such register shall be in written form in the English language or in any other form capable of being converted into such form within a reasonable time. At all reasonable times such register or registers shall be open for inspection by the Trustee and any Security Registrar other than the Trustee.

         Upon due presentation for registration of transfer of any Security of any series at any such office or agency to be maintained for the purpose as provided in Section 3.2, the Issuer shall execute and the Trustee shall authenticate and deliver in the name of the transferee or transferees a new Security or Securities of the same series in authorized denominations for a like aggregate principal amount and having the same interest rate, maturity, repayment and redemption provisions and with the Guarantee noted or endorsed thereon.

         Any Security or Securities of any series (other than a Global Security, except as set forth in Section 2.14) may be exchanged for a Security or Securities of the same series in other authorized denominations, in an equal aggregate principal amount and having the same interest rate, maturity, redemption and repayment provisions. Securities of any series to be exchanged shall be surrendered at any office or agency to be maintained by the Issuer for the purpose as provided in Section 3.2, and the Issuer shall execute, the Guarantor shall execute the Guarantee noted or endorsed on, and the Trustee shall authenticate and deliver in exchange therefor the Security or Securities of the same series and having the same interest rate and maturity which the Securityholder making the exchange shall be entitled to receive, bearing numbers or other distinguishing symbols not contemporaneously outstanding and with the Guarantee noted or endorsed thereon. Each Person designated by the Issuer pursuant to the provisions of Section 3.2 as a Person authorized to register and register transfer of the Security is sometimes herein referred to as a "Security Registrar".

         The Issuer will at all times designate one Person (who may be the Issuer or the Guarantor and who need not be a Security Registrar) to act as repository of a master list of names and addresses of the holders of the Securities (the "Register"). The Trustee shall act as such repository unless and until some other Person is, by written notice from the Issuer to the Trustee and each Security Registrar, designated by the Issuer to act as such. The Issuer shall cause each Security Registrar to furnish to such repository, on a current basis, such information as to all registrations of transfer and exchanges effected by such Security Registrar, as may be necessary to enable such repository to maintain the Register on as current a basis as is practicable.

         No Person shall at any time be designated as or act as a Security Registrar unless such Person is at such time empowered under applicable law to act as. such and duly registered to act as such under and to the extent required by applicable law and regulations.

         All Securities presented for registration of transfer, exchange, redemption or payment shall (if so required by the Issuer or the Trustee) be duly endorsed by, or be accompanied by a written instrument or instruments of transfer or exchange in form satisfactory to the Issuer and the Trustee duly executed by, the Securityholder or such Securityholders' attorney duly authorized in writing.

      The Issuer may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any exchange or registration of transfer of Securities, other than exchanges pursuant to Section 2.13, 7.5 or 10.3 not involving any registration of transfer. No service charge shall be made for any such transaction.

      The Issuer shall not be required to exchange or register a transfer of (a) any Securities of any series for a period of 15 days immediately preceding the day of selection of Securities of that series to be redeemed, or (b) any Securities selected, called or being called for redemption or surrendered for repayment in whole or in part except, in the case of any Security to be redeemed or repaid in part, the portion thereof not to be so redeemed or repaid.

      Notwithstanding any other provision of this Indenture, transfers and exchanges of Securities shall be made only in accordance with Section 2.10 or
2.11 or, in the case of Global Securities, Section 2.14.

      SECTION 2.11 MUTILATED, DEFACED, DESTROYED, LOST AND STOLEN SECURITIES. In case any temporary or definitive Security shall become mutilated, defaced or be destroyed, lost or stolen and, in the absence of notice to the Issuer or the Trustee that such Security has been acquired by a bona fide purchaser, the Issuer may in its discretion execute, and the Trustee shall authenticate and deliver, a new Security of the same series and of like tenor, having the Guarantee noted or endorsed thereon and bearing a number or other distinguishing symbol not contemporaneously appearing on an Outstanding Security, in exchange and substitution for the mutilated or defaced Security, or in lieu of and substitution for the Security so destroyed, lost or stolen. In every case the applicant for a substitute Security shall furnish to the Issuer, the Guarantor and to the Trustee (and any agent of the Issuer, the Guarantor or Trustee, if requested by the Issuer or the Guarantor) such security or indemnity as may be required by them to indemnify and defend and to save each of them harmless and, in every case of destruction, loss or theft, evidence to their satisfaction of the destruction, loss or theft of such Security and of the ownership thereof.

      Upon the issuance of any substitute Security, the Issuer may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

      In case any Security that has matured, or is about to mature, or has been called for redemption in full, shall become mutilated or defaced or be destroyed, lost or stolen, the Issuer in its discretion may instead of issuing a substitute Security, pay or authorize the payment of the same (without surrender thereof except in the case of a mutilated or defaced Security), if the applicant for such payment shall furnish to the Issuer, the Guarantor and to the Trustee (and any agent of the Issuer, the Guarantor or Trustee, if requested by the Issuer or the Guarantor) such security or indemnity as any of them may require to indemnify and defend and to save each of them harmless, and, in every case of destruction, loss or theft, evidence to their satisfaction of the destruction, loss or theft of such Security and of the ownership thereof.

      Every substituted Security of any series issued pursuant to the provisions of this Section by virtue of the fact that any such Security is destroyed, lost or stolen shall constitute an additional contractual obligation of the Issuer and the Guarantor, whether or not the destroyed, lost or stolen Security, and the Guarantee noted or endorsed thereon, shall be at any time enforceable by anyone and shall be entitled to all the benefits of (but shall be subject to all the limitations of rights set forth in) this Indenture equally and proportionately with any and all other Securities of such series and Guarantees duly authenticated and delivered hereunder. All Securities shall be held and owned upon the express condition that, to the extent permitted by law, the foregoing provisions are exclusive with respect to the replacement or payment of mutilated, defaced or destroyed, lost or stolen Securities and shall preclude any and all other rights or remedies notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to replacement or payment of negotiable instruments or other securities without their surrender.

      SECTION 2.12 CANCELLATION OF SECURITIES PAID, ETC. All Securities surrendered for the purpose of payment, redemption, registration of transfer or exchange, or for credit against any payment in respect of a sinking or analogous fund, if surrendered to the Issuer, any Security Registrar, any paying agent or any other agent of the Issuer or any agent of the Trustee, shall be delivered to the Trustee and promptly canceled by it or, if surrendered to the Trustee, shall be promptly canceled by it; and no Securities shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Indenture. The Trustee shall destroy canceled Securities held by it and deliver a certificate of destruction to the Issuer. If the Issuer or the Guarantor shall acquire any of the Securities, such acquisition shall not operate as a redemption or satisfaction of the indebtedness represented by such Securities unless and until the same are delivered to the Trustee for cancellation.

      SECTION 2.13 TEMPORARY SECURITIES. Pending the preparation of definitive Securities for any series, the Issuer may execute, the Guarantor may execute its Guarantee to be noted or endorsed on, and the Trustee shall authenticate and deliver temporary Securities for such series (printed, lithographed, typewritten or otherwise reproduced). Temporary Securities of any series shall be issuable as registered Securities without coupons, in any authorized denomination, and substantially in the form of the definitive Securities of such series in lieu of which they are issued but with such omissions, insertions and variations as may be appropriate for temporary Securities, all as may be determined by the Issuer. Temporary Securities may contain such reference to any provisions of this Indenture as may be appropriate. Every temporary Security shall be authenticated by the Trustee upon the same conditions and in substantially the same manner, and with like effect, as the definitive Securities in lieu of which they are issued. Without unreasonable delay the Issuer shall execute and shall furnish, and the Guarantor shall execute its Guarantee to be noted or endorsed on, definitive Securities of such series and thereupon temporary Securities of such series may be surrendered in exchange therefor without charge at each office or agency to be maintained by the Issuer for that purpose pursuant to Section 3.2, and the Trustee shall authenticate and deliver in exchange for such temporary Securities of such series a like aggregate principal amount of definitive Securities of the same series of authorized denominations having the same interest rate, maturity and redemption and repayment provisions, and bearing interest, if any, from the same date as such temporary Securities. Until so exchanged, the temporary Securities of any series shall be entitled to the same benefits under this Indenture as definitive Securities of the same series authenticated and delivered hereunder.

      SECTION 2.14 GLOBAL SECURITIES. (a) Notwithstanding anything in this Indenture to the contrary, if the Issuer shall establish pursuant to Section 2.5 that the Securities of a series are to be issued in the form of one or more Global Securities, then the Issuer shall execute, and the Guarantor shall execute its Guarantee to be noted or endorsed on, and the Trustee shall, in accordance with Section 2.6 and the order of the Issuer and the Guarantor with respect to such series, authenticate and deliver one or more Global Securities that (i) shall represent and shall be denominated in an amount equal to the aggregate principal amount of all of the Securities of such series, issued and not yet canceled, (ii) shall be registered in the name of the Depositary for such Global Security or Securities or the nominee of such Depositary, (iii) shall be delivered by the Trustee to such Depositary or pursuant to such Depositary's instructions and (iv) shall bear the appropriate legend provided in
Section 2.14(f) or such other legend, if any, as shall be required by the Depositary. Each Depositary of a Global Security designated pursuant to Section
2.5 must, at the time of its designation and at all times while it serves as Depositary hereunder, be a clearing agency registered under the Exchange Act and any other applicable statute or regulation in respect of Securities issued in the United States or registered as a clearing agency under the Securities Act (Ontario) and equivalent legislation in other provinces and any other applicable statute or regulation in respect of Securities issued in Canada.

      (b) Except as otherwise specified pursuant to Section 2.5 with respect to any series of Securities or as provided in this Section 2.14(b), no Global Security may be exchanged in whole or in part for Securities registered, and no transfer of a Global Security in whole or in part may be registered, in the name of any Person other than the Depositary for such Global Security or a nominee thereof. If (i) the Depositary advises the Issuer and the Trustee in writing that such Depositary is no longer willing or able to continue as Depositary with respect to such Global Security, and a qualified successor Depositary is not appointed by the Issuer within 90 days of receipt of such notice from the Depositary, (ii) the Depositary notifies the Issuer that it has ceased to be a clearing agency registered and in good standing under the Exchange Act in respect of Securities issued in the United States or under the Securities Act (Ontario) and equivalent legislation in other provinces in respect of Securities issued in Canada or other applicable statute or regulation and a successor Depositary is not appointed by the Issuer within 90 days after the Issuer receives such notice or becomes aware of such condition, as the case may be,
(iii) the Issuer, in its sole discretion, determines that the Global Securities shall be exchangeable for Securities in registered form as described below, or
(iv) there shall have occurred and be continuing an Event of Default with respect to the series of Securities evidenced by the Global Security, the Issuer will execute, the Guarantor will execute its Guarantee to be noted or endorsed on, and subject to Article Two of this Indenture, the Trustee will, upon receipt of an order, authenticate and deliver Securities in definitive, certificated, and fully-registered form, without interest coupons, in authorized denominations, and in an aggregate principal amount equal to the principal amount of the Outstanding Securities of such series evidenced by the Global Securities of such series in exchange for such Global Securities. Upon such exchange, the Global Securities of such series shall be surrendered to the Trustee for cancellation. Such Securities in definitive form shall be registered in such names and in such authorized denominations as the Depositary shall instruct the Trustee. The Trustee shall deliver such Securities to the Depositary for delivery to the persons in whose names such Securities are registered.

      (c) Except as otherwise explicitly provided in Section 2.14(b), every Security authenticated and delivered upon registration of transfer of, or in exchange for or in lieu of, a Global Security or any portion thereof, whether pursuant to this Article Two or otherwise, shall be authenticated and delivered in the form of, and shall be, a Global Security, unless such Security is registered in the name of a Person other than the Depositary for such Global Security or a nominee thereof.

      (d) The Depositary or its nominee, as the registered owner of a Global Security, shall be the owner and holder of such Global Security for all purposes under this Indenture and the Securities (other than for the determination of Additional Amounts payable), and owners of beneficial interests in a Global Security shall hold such interests. Accordingly, any such owner's beneficial interest in a Global Security shall be shown only on, and the transfer of such interest shall be effected only through, records maintained by the Depositary or its nominee or agent. None of the Issuer, the Guarantor, the Trustee, any Security Registrar or any agent thereof shall have any liability in respect of
(i) any transfers effected by the Depositary, (ii) the accuracy of any records maintained by the Depositary, (iii) the payment by the Depositary of any amount due to the beneficial owners of the Securities of the principal of or interest on the Securities or any other amounts payable with respect thereto or with respect to the Guarantee thereof, (iv) the delivery or timeliness of delivery by the Depositary of any notice which is required to be given to Securityholders under this Indenture to the beneficial owners of the Securities, or (v) any consent given or other action taken by the Depositary as registered owner of the Securities. Notwithstanding the foregoing, nothing herein shall prevent the Issuer, the Guarantor, the Trustee, any Securities Registrar or any such agent from giving effect to any written certification, proxy or other authorization furnished by the Depositary or, if applicable, such nominee, or impair, as between the Depositary or its nominee and such owners of beneficial interests, the operation of customary practices governing the exercise of rights of the Depositary or its nominee as the holder of any Security.

      (e) The rights of owners of beneficial interests in a Global Security shall be exercised only through the Depositary and shall be limited to the rights established by law and agreements between such owners and the Depositary and/or its members.

      (f) Any Global Security issued hereunder in the United States shall bear a legend in substantially the following form:

            "This Security is a Global Security within the meaning of the Indenture hereinafter referred to and is registered in the name of a Depositary or a nominee thereof. Unless and until it is exchanged in whole or in part for Securities in certificated form, this Security may not be transferred except as a whole by The Depository Trust Company, a New York corporation ("DTC"), to a nominee of DTC or by DTC or any such nominee to a successor depositary or a nominee of such successor depositary. Unless this Security is presented by an authorized representative of DTC to Textron Financial Canada Funding Corp. or its agent for registration of transfer, exchange or payment, and any Security issued is registered in the name of Cede & Co. or in such other name as requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), any transfer, pledge or other use hereof for value or otherwise by or to any person is wrongful inasmuch as the registered owner hereof, Cede & Co., has an interest herein."

            Any Global Security issued hereunder in Canada shall bear a legend in substantially the following form:

            "This Security is a Global Security within the meaning of the Indenture herein referred to and is registered in the name of a Depositary or a nominee thereof. Unless and until it is exchanged in whole or in part for Securities in certificated form, this Security may not be transferred except as a whole by The Canadian Depository for Securities Limited ("CDS"), to a nominee of CDS or by CDS or any such nominee to a successor depositary or a nominee of such successor depositary. Unless this Security is presented by an authorized representative of CDS to Textron Financial Canada Funding Corp. or its agent for registration of transfer, exchange or payment, and any Security issued is registered in the name of CDS & Co. or in such other name as requested by an authorized representative of CDS (and any payment is made to CDS & Co. or to such other entity as is requested by an authorized representative of CDS), any transfer, pledge or other use hereof for value or otherwise by or to any person is wrongful inasmuch as the registered owner hereof, CDS & Co., has an interest therein."

      SECTION 2.15 FORM OF GUARANTEE. The Guarantee afforded by Article Thirteen shall be endorsed on the Securities of any applicable series substantially as follows:

            For value received, Textron Financial Corporation, a corporation duly organized and existing under the laws of the State of Delaware (herein called the "Guarantor", which term includes any successor Person under the Indenture (the "Indenture") referred to in the Security on which this Guarantee is endorsed), has fully and unconditionally guaranteed, pursuant to the terms of the Guarantee contained in Article Thirteen of the Indenture, the due and punctual payment of the principal of, and any premium, interest and any Additional Amounts on, such Security, when and as the same shall become due and payable, whether at the stated maturity, by declaration of acceleration, call for redemption or otherwise, in accordance with the terms of such Security and the Indenture.

            [If applicable: All payments pursuant to this Guarantee shall be made without withholding or deduction for, or on account of, any present or future taxes, duties, levies or other governmental charges of whatever nature in effect on the date that such Security is originally issued or imposed or established in the future by or on behalf of the United States or any authority thereof or therein, unless such taxes, duties,levies or governmental charges are required by the United States or such other jurisdiction or any such subdivision or authority to be withheld or deducted. In that event, the Guarantor will pay such additional amounts as will result (after deduction of such taxes, duties, levies or governmental charges and any additional taxes, duties, assessments or governmental charges payable in respect of such) in the payment to the holder of the Security on which this Guarantee is endorsed of the amounts which would have been payable in respect of the Guarantee thereof had no such withholding or deduction been required, subject to certain exceptions as set forth in Article Thirteen of the Indenture.]

            The obligations of the Guarantor to the Holders of the Securities and to the Trustee pursuant to the Guarantee and the Indenture are expressly set forth in Article Thirteen of the Indenture, and reference is hereby made to such Article and Indenture for the precise terms of the Guarantee.

            The Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication on the Security upon which this Guarantee is endorsed shall have been executed by the Trustee under the Indenture by the manual signature of one of its authorized signatories.

            Capitalized terms used herein and not otherwise defined herein have the meanings specified in the Indenture.

            IN WITNESS WHEREOF, the Guarantor has caused this instrument to be duly executed under its corporate seal.

      Dated:                              TEXTRON FINANCIAL CORPORATION

      Attest:

                                          By:
      ------------------------------         ---------------------------------
                                             Name:
                                             Title:

                                          By:
                                             ---------------------------------
                                             Name:
                                             Title:


                                  ARTICLE THREE

                    COVENANTS OF THE ISSUER AND THE GUARANTOR

SECTION 3.1 PAYMENT OF PRINCIPAL AND INTEREST. The Issuer covenants and agrees for the benefit of each series of Securities that it will duly and punctually pay or cause to be paid the principal of and interest, if any, (including any applicable premium or Additional Amounts) on each of the Securities of such series at the place or places, at the respective times and in the manner provided in such Securities. Each installment of interest on the Securities of any series may be paid by mailing checks for such interest payable to or upon the written order of the holders of Securities entitled thereto as they shall appear in the Register; provided, however, that a holder of U.S. $10,000,000 or more in aggregate principal amount of Securities of any series issued in U.S. dollars or Cdn.$10,000,000 or more in aggregate principal amount of

Securities of any series issued in Canadian dollars will be entitled to receive installments of interests on each interest payment date by wire transfer of immediately available funds if appropriate wire transfer instructions have been received in writing by the Trustee not less than 15 calendar days prior to such interest payment date. Any such wire transfer instructions received by the Trustee shall remain in effect until revoked by such holder by written notice by the Trustee at least 15 calendar days prior to the first Interest Payment Date for which such notice shall be effective.

      SECTION 3.2 OFFICES FOR PAYMENTS, ETC. So long as any of the Securities remain Outstanding, the Issuer and the Guarantor will designate and maintain in the Borough of Manhattan, The City of New York, or such other place as may be specified pursuant to Section 2.5 for each series: (a) an office or agency where the Securities may be presented for payment, (b) an office or agency where the Securities may be presented for registration of transfer and for exchange as in this Indenture provided and (c) an office or agency where notices and demands to or upon the Issuer or the Guarantor, as the case may be, in respect of the Securities or of this Indenture may be served. In addition to such office or offices or agency or agencies, the Issuer may from time to time designate and maintain one or more additional offices or agencies within or outside the Borough of Manhattan, The City of New York, where the Securities of that series may be presented for payment or for registration of transfer or for exchange, and the Issuer may from time to time rescind such designation, as it may deem desirable or expedient. The Issuer will give to the Trustee written notice of the location of any such office or agency and of any change of location thereof. The Issuer and the Guarantor hereby designate the New York Location and the Corporate Trust Office as the initial offices to be maintained by it for such purposes. In case the Issuer and the Guarantor shall fail to maintain any such office or agency or shall fail to give such notice of the location or of any change in the location thereof, presentations and demands may be made and notices may be served at the Corporate Trust Office and the Issuer and the Guarantor appoint the Trustee as their agent to receive all such presentations, surrenders, notices and demands.

      SECTION 3.3 PAYING AGENTS. Whenever the Issuer shall appoint a paying agent or agents other than the Trustee with respect to the Securities of any series, it will cause each such paying agent to execute and deliver to the Trustee an instrument in which each such paying agent shall agree with the Trustee, subject to the provisions of this Section:

            (a) that it will hold all sums received by it as such agent for the payment of the principal of or interest, if any, on the Securities of such series (whether such sums have been paid to it by the Issuer, the Guarantor or by any other obligor on the Securities of such series) in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

            (b) that it will give the Trustee notice of any default by the Issuer or the Guarantor (or by any other obligor on the Securities of such series) to make any payment of the principal of or interest, if any, on the Securities of such series when the same shall be due and payable; and

            (c) that, at any time during the continuance of any such default referred to in clause (b) above, upon the written request of the Trustee, it will forthwith pay to the Trustee all sums so held in trust by such paying agent.

      Whenever the Issuer shall have one or more paying agents with respect to Securities of any series, it will, prior to each due date of the principal of or interest, if any, on the Securities of such series, deposit with a designated paying agent a sum sufficient to pay such principal or interest, if any, so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal or interest, if any, and (unless such paying agent is the Trustee) the Issuer will promptly notify the Trustee of any failure to take such action.

      If the Issuer shall act as its own paying agent with respect to the Securities of any series, or if the Guarantor shall act as a paying agent, it will, on or before each due date of the principal of or interest, if any, on the Securities of such series, set aside, segregate and hold in trust for the benefit of the Persons entitled to such principal and interest, if any, a sum sufficient to pay such principal or interest, if any, so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided. The Issuer will promptly notify the Trustee of any failure to take such action.

      Anything in this Section to the contrary notwithstanding, pursuant to
Section 9.1 the Issuer may at any time, for the purpose of obtaining a satisfaction and discharge with respect to one or more or all series of Securities hereunder, or for any other reason, pay or cause to be paid to the Trustee all sums held in trust for any such series by the Issuer, the Guarantor or any paying agent hereunder, as required by this Section, such sums to be held by the Trustee upon the trusts herein contained.

      Anything in this section to the contrary notwithstanding, the agreement to hold sums in trust as provided in this Section is subject to the provisions of Sections 9.3 and 9.4.

      SECTION 3.4 LIMITATION ON LIENS. The Guarantor will not, at any time directly or indirectly, and will not permit any Subsidiary to, create, assume, incur or suffer to be created, assumed or incurred or to exist any Lien upon any of the properties and assets of any character of the Guarantor or any Subsidiary without making effective provision whereby the Securities of any series then outstanding shall be secured equally and ratably with (or prior to) any other obligation or indebtedness so secured, so long as such other obligation or indebtedness remains secured; except, however, that, notwithstanding the foregoing, the Guarantor or any Subsidiary, without so securing the Securities of any series, may:

            (a) lease property to others in the ordinary course of the business of the Guarantor or any Subsidiary or lease or sublease any property if the property subject thereto is not needed by the Guarantor or any Subsidiary in the operation of its business;

            (b) create, assume, incur, or suffer to be created, assumed or incurred or to exist any Lien, provided, in each case, that the Lien secures indebtedness for borrowed money, including purchase money indebtedness, which is incurred to finance the acquisition of the property subject to such Lien and that such Lien attaches to such asset concurrently with or within 90 days after the acquisition thereof;

            (c) assume or suffer to exist (i) any Lien existing on any asset of any Person at the time such Person becomes a Subsidiary and not created in contemplation of such event; (ii) any Lien on any asset of any Person existing at the time such Person is merged or consolidated with or into the Guarantor or a Subsidiary and not created in contemplation of such event; and (iii) any Lien existing on any asset prior to the acquisition thereof by the Guarantor or a Subsidiary and not created in contemplation of such acquisition;

            (d) make any deposit with or give any form of security to any governmental agency or other body created or approved by law or governmental regulation in order to enable the Guarantor or a Subsidiary to maintain self-insurance, or to participate in any fund in connection with workmen's compensation, unemployment insurance, old-age pensions, or other social security, or to share in any privileges or other benefits available to Persons participating in any such arrangement, or for any other purpose at any time required by law or regulation promulgated by any governmental agency or office as a condition to the transaction of any business or the exercise of any privilege or license, or deposit assets of the Guarantor or such Subsidiary with any surety company or clerk of any court, or in escrow, as collateral in connection with, or in lieu of, any bond on appeal by the Guarantor or such Subsidiary from any judgment or decree against it, or in connection with any other proceedings in actions at law or suits in equity by or against the Guarantor or such Subsidiary;

            (e) incur or suffer to be incurred or to exist upon any of its property or assets (i) Liens for taxes, assessments or other governmental charges or levies which are not yet due or are payable without penalty or of which the amount, applicability or validity is being contested by the Guarantor or a Subsidiary in good faith by appropriate proceedings and the Guarantor or such Subsidiary shall have set aside on its books reserves which it deems to be adequate with respect thereto (segregated to the extent required by generally accepted accounting principles), provided that foreclosure, distraint, sale or similar proceedings have not been commenced, (ii) the Liens of any judgment, if such judgment shall not have remained undischarged, or unstayed on appeal or otherwise, for more than six months, (iii) undetermined Liens or charges incident to construction,
      (iv) materialmen's, mechanics', workmen's, repairmen's or other like Liens arising in the ordinary course of business in respect of obligations which are not overdue or which are being contested by the Guarantor or such Subsidiary in good faith by appropriate proceedings, or deposits to obtain the release of such Liens, or (v) any encumbrances consisting of zoning restrictions, licenses, easements and restrictions on the use of real property and minor defects and irregularities in the title thereto, which do not materially impair the use of such property by the Guarantor or such Subsidiary in the operation of its business or the value of such property for the purpose of such business;

            (f) create other Liens arising in the ordinary course of its business which (i) do not secure Debt, (ii) do not secure any obligation in an amount exceeding U.S. $5,000,000, and (iii) do not in the aggregate materially detract from the value of its property or assets or materially impair the use thereof in the operation of its business;

            (g) create or suffer to be created Liens not otherwise permitted securing Debt in an aggregate principal amount at any time outstanding not to exceed 15% of Consolidated Net Tangible Assets;

            (h) create or suffer to be created or to exist in favor of any lender of moneys or holder of commercial paper of the Guarantor or a Subsidiary in the ordinary course of business a banker's lien or right of offset in the holder of such indebtedness or moneys of the Guarantor or a Subsidiary deposited with such lender or holder in the ordinary course of business;

            (i) create, assume or suffer to exist Liens securing indebtedness owed to the Guarantor or any Subsidiary by another Subsidiary;

            (j) create, assume, incur, or suffer to be created, assumed or incurred or to exist any Lien upon any of its properties or assets of any character in connection with the sale, transfer or other disposition of such properties or assets (i) in connection with the securitization or other asset-based financing thereof, (ii) to a real estate investment trust or similar entity, or (iii) in connection with any transaction similar to the transactions referred to in the immediately preceding clauses (i) or (ii); provided, however, that any such sale, transfer or other disposition shall be for valid consideration and shall not be to prefer directly or indirectly any holder of any other obligation or indebtedness of the Guarantor or any Subsidiary as to any such other obligation or indebtedness that was already outstanding and did not previously benefit from a Lien; and

            (k) cause or allow any extension, renewal or replacement (or successive extensions, renewals or replacements), in whole or in part, of any Lien referred to in the foregoing clauses; provided, however, that the principal amount of any and all other obligations and indebtedness secured thereby shall not exceed the principal amount thereof so secured at the time of such extension, renewal or replacement (except that (a) the amount of obligations or indebtedness secured by extensions, renewals or replacements of Liens on property acquired through the exercise of rights arising out of defaults on receivables may exceed the principal amount prior to such extension, renewal or replacement and (b) the amount of obligations or indebtedness secured by extensions, renewals or replacements of Liens on property may exceed the principal amount of such obligations or indebtedness prior to such extension, renewal or replacement if the value of such property has increased and the loan to value ratio of the refinanced obligation or indebtedness does not exceed the loan to value ratio of the obligation or indebtedness relating to the original Lien); and provided, further, that such extension, renewal or replacement shall be limited to all or a part of the property which secured the Lien so extended, renewed or replaced (plus improvements on such property).

      SECTION 3.5 STATEMENT AS TO COMPLIANCE. Each of the Issuer and the Guarantor will deliver to the Trustee within 120 days after the end of each of the Issuer's or the Guarantor's fiscal years, as the case may be, a certificate executed by the principal executive officer, the principal financial officer or the principal financial accounting officer of the Issuer and the Guarantor as to his or her knowledge of the Issuer's or the Guarantor's respective compliance with all conditions and covenants under the Indenture and, in the event of any noncompliance, specifying such non-compliance and the nature and status thereof. For purposes of this Section 3.5, such compliance shall be determined without regard to any period of grace or requirement of notice under this Indenture.

      SECTION 3.6 EXISTENCE. Subject to Article Eight hereof, each of the Issuer and the Guarantor will do or cause to be done all things necessary to preserve and keep in full force and effect their respective existences, rights (charter and statutory) and franchises and those of each of their respective Subsidiaries; provided, however, that neither the Issuer nor the Guarantor shall be required to preserve any right or franchise if the Board of Directors of the Issuer or the Guarantor, as the case may be, shall determine that the preservation thereof is no longer desirable in the context of the business of the Issuer or the Guarantor, as the case may be, and its Subsidiaries as a whole and that the loss thereof is not disadvantageous in any material respect to the holders of the Securities.

      SECTION 3.7 PAYMENT OF ADDITIONAL AMOUNTS. If with respect to Securities of any series it is specified pursuant to Section 2.5 that this Section 3.7 and
Section 10.6 shall apply to Securities of such series then all payments in respect of Securities of such series, including, without limitation, payments of principal and interest, if any, shall be made by the Issuer without withholding or deduction for or on account of any Taxes unless the Issuer is required to withhold or deduct Taxes by applicable law or by the interpretation of administration thereof by the relevant government authority. In the event the Issuer is so required to deduct or withhold any amount for or on account of Taxes from any payment on or with respect to the Securities of such series, the Issuer shall pay such Additional Amounts as may be necessary in order that the net amounts received by each holder or beneficial owner of the Securities of such series after such withholding or deduction in respect of such Taxes (including Additional Amounts) shall equal the respective amounts of principal, interest, if any, and premium, if any, which would have been received in respect of the Securities of such series in the absence of such withholding or deduction; provided that no such Additional Amounts will be payable with respect to (1) any payment to a holder or beneficial owner who is liable for such Taxes in respect of any Security of such series (a) by reason of such holder or beneficial owner being a person with whom the Issuer is not dealing at arm's length for the purposes of the Income Tax Act (Canada) or (b) by reason of the existence of any present or former connection between such holder or beneficial owner (or between a fiduciary, settlor, beneficiary, member or shareholder of, or possessor of a power over, such holder or beneficial owner, if such holder or beneficial owner is an estate, trust, partnership, limited liability company or corporation) and Canada or any province or territory thereof or therein or agency thereof or therein other than the mere holding, use or ownership or deemed holding, use or ownership, or receiving payments or enforcing any rights in respect of any Security of such series as a non-resident or deemed non-resident of Canada or any province or territory thereof or therein or any agency thereof or therein, (2) any Tax which would not have been so imposed but for the presentation by the holder of any Security of such series for payment on a date more than 10 days after the date on which the payment became due and payable or the date on which payment thereof is duly provided for, whichever occurs later; (3) any estate, inheritance, gift, sales, transfer, personal property or excise tax or any similar tax, assessment or governmental charge;
(4) any Tax which is payable otherwise than by withholding from payments in respect of principal of, any premium or any interest on any Security of such series; (5) any Tax imposed as a result of the failure to comply with (a) certification, information, documentation, reporting or other similar requirements concerning the nationality, residence, identity or connection with Canada or any province or territory thereof of the holder or beneficial owner of any Security of such series, if such compliance is required by statute, or by regulation, as a precondition to relief or exemption from such Tax or (b) any other certification, information, documentation, reporting or other similar requirements under Canadian federal or provincial income tax laws or regulations that would establish entitlement to otherwise applicable relief or exemption from such Tax, assessment or other governmental charge; (6) any tax, assessment or other governmental charge required to be withheld by any paying agent from any payment of the principal of, any premium or any interest on any Security of such series, if the payment can be made without such withholding by at least one other paying agent; or (7) any combination of items (1), (2), (3), (4), (5) or
(6). Furthermore, no Additional Amounts shall be paid with respect to any payment on any Security of such series to a holder or beneficial owner who is a fiduciary or partnership or other than the sole beneficial owner of such payment to the extent that a beneficiary or settlor with respect to such fiduciary or a member of such partnership or beneficial owner would not have been entitled to receive the Additional Amounts had such beneficiary, settlor, member or beneficial owner been the holder of any such Security of such series.

      Whenever in this Indenture or the Securities of any series to which this
Section 3.7 is applicable there is a reference, in any context, to the payment of the principal of or interest, if any, on, or in respect of, any Security to which this Section 3.7 is applicable, such payment shall be deemed to include the payment of Additional Amounts provided for in this Section to the extent that, in such context, Additional Amounts are, were or would be payable in respect of such payment pursuant to the provisions of this Section and express mention of the payment of Additional Amounts (if applicable) in any provision hereof or thereof shall not be construed as excluding Additional Amounts in those provisions hereof where such express mention is not made.

      Except as specifically provided in this Section 3.7 and Section 10.6 with respect to Securities of any series to which such sections are applicable, the Issuer will not be required to make any payment with respect to any tax, assessment or governmental charge imposed by any government or a political subdivision or taxing authority thereof or therein.

                                  ARTICLE FOUR

                   REMEDIES OF THE TRUSTEE AND SECURITYHOLDERS
                               ON EVENT OF DEFAULT

      SECTION 4.1 EVENTS OF DEFAULT. "Event of Default" with respect to Securities of a particular series wherever used herein, means any one of the following events and such other events as may be established with respect to the Securities of such series as contemplated by Section 2.5 hereof, continued for the period of time, if any, and after the giving of notice, if any, designated in this Indenture or as may be established with respect to such Securities as contemplated by Section 2.5 hereof, as the case may be, unless such event is either inapplicable or is specifically deleted or modified in, or pursuant to, the applicable Resolution or in the supplemental indenture under which such series of Securities is issued, as the case may be, as contemplated by Section 2.5:

            (a) default in the payment of any interest on, or any Additional Amounts, if any, with respect to such Securities when due and payable, and continuance of such default for a period of 30 days;

            (b) default in the payment of the principal of, or any premium on, the Securities of such series when the same shall become due and payable either at maturity, upon redemption, by declaration or otherwise;

            (c) default in the performance, or breach, of any covenant or warranty of the Issuer or the Guarantor contained in the Securities of such series or this Indenture, as the case may be, and continuance of such default or breach for a period of 90 days after written notice thereof shall have been given to the Issuer or the Guarantor, as the case may be, by the holders of at least 25% in aggregate principal amount of the Securities of such series then outstanding;

            (d) if any event of default as defined in any mortgage, indenture or instrument under which there may be issued, or by which there may be secured or evidenced, any indebtedness of the Issuer or the Guarantor for money borrowed, whether such indebtedness now exists or shall hereafter be created, shall occur and shall result in such indebtedness in principal amount in excess of $50,000,000 (or the equivalent thereof in foreign or composite currencies) becoming or being declared due and payable prior to the date on which it would otherwise become due and payable, and such acceleration shall not be rescinded or annulled, or such indebtedness shall not have been discharged, within a period of 30 days after written notice thereof shall have been given to the Issuer or the Guarantor, as the case may be, by the holders of at least 25% in aggregate principal amount of Securities of such series then outstanding;

            (e) the Support Agreement shall have ceased to be in full force and effect for any reason or shall be amended or modified in any manner unless, prior to such cessation, amendment or modification, S&P, Moody's and any other "nationally recognized statistical rating organization" (as such term is defined for purposes of Rule 436(g)(2) under the Securities
      Act) then rating securities of the Issuer and the Guarantor at the Issuer's or Guarantor's request, have each confirmed that the rating assigned to securities of the Issuer or the Guarantor by such rating agency immediately prior to such cessation, amendment or modification will not be downgraded, or placed on what is commonly referred to as a "watch list" for possible downgrading; provided, that, if the cessation amendment or modification of the Support Agreement is in connection with the assumption of the Guarantee by any other Person pursuant to the provisions described in Section 8.1 of this Indenture (whether by merger, consolidation, sale, conveyance, transfer or lease), it shall not constitute an Event of Default if the senior debt securities of the Person assuming the Guarantee are rated by S&P or Moody's immediately following such transfer or assumption at a rating equal to or greater than the respective rating assigned to securities of the Guarantor by each such rating agency;

            (f) Textron, the Issuer, the Guarantor or any "significant subsidiary" (as such term is defined in Section 1.02(w) of Regulation S-X of the Securities Act, or any successor provision thereto) of the Issuer or the Guarantor shall commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or shall make a general assignment for the benefit of creditors, or shall fail generally or admit its inability to pay its debts as they become due, or shall take any corporate action to authorize any of the foregoing; or

            (g) an involuntary case or other proceeding shall be commenced against Textron, the Issuer, the Guarantor or any significant subsidiary of the Issuer or the Guarantor seeking liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of 60 days; or an order for relief shall be entered against the Issuer, Textron, the Guarantor or any significant subsidiary of the Issuer or the Guarantor under Canadian Federal Bankruptcy laws in case of the Issuer or the federal bankruptcy laws of the United States in the case of the Guarantor, in each case as now or hereafter in effect.

      In case an Event of Default other than one under clause (f) or (g) above shall have occurred and be continuing, then the holders of at least 25% in aggregate principal amount of the Securities of such series then outstanding may declare the principal of all Outstanding Securities of such series to be immediately due and payable. If an Event of Default under clause (f) or (g) above shall have occurred and be continuing, the principal of all Outstanding Securities of such series shall automatically become due and payable. Upon any such acceleration, any premium and interest on the Securities of such series shall also become immediately due and payable.

      The foregoing provisions, however, are subject to the condition that if, at any time after the principal (or, if the Securities are Original Issue Discount Securities, such portion of the principal as may be specified in the terms thereof) of the Securities of any series shall have been so declared due and payable, and before any judgment or decree for the payment of the moneys due shall have been obtained or entered as hereinafter provided:

            (a) the Issuer or the Guarantor shall pay or shall deposit with the Trustee a sum sufficient to pay all matured installments of interest, if any, upon all the Securities of such series and the principal of any and all Securities of such series which shall have become due otherwise than by such declaration of acceleration (with interest upon such principal and, to the extent that payment of such interest is enforceable under applicable law, on overdue installments of interest, if any, at the Overdue Rate applicable to such series to the date of such payment or deposit), and all amounts payable to the Trustee pursuant to Section 5.5; and

            (b) any and all Events of Default under the Indenture with respect to such series of Securities other than the non-payment of the principal of such Securities which shall have become due by such declaration of acceleration, shall have been cured, waived or otherwise remedied as provided herein or provision shall have been made therefor to the satisfaction of the Trustee, then and in every such case the holders of not less than a majority in aggregate principal amount of the Securities of such series then Outstanding, by written notice to the Issuer, the Guarantor and to the Trustee, may rescind and annul such declaration and its consequences with respect to such series, but no such rescission and annulment shall extend to or shall affect any subsequent default or shall impair any right consequent thereon.

      For all purposes under this Indenture, if a portion of the principal of any Original Issue Discount Securities shall have been accelerated and declared due and payable pursuant to the provisions hereof, then, from and after such declaration, unless such declaration has been rescinded and annulled, the principal amount of such Original Issue Discount Securities shall be deemed, for all purposes hereunder, to be such portion of the principal thereof as shall be due and payable as a result of such acceleration, and payment of such portion of the principal thereof as shall be due and payable as a result of such acceleration, together with interest, if any, thereon and all other amounts owing thereunder, shall constitute payment in full of such Original Issue Discount Securities.

      SECTION 4.2 PAYMENT OF SECURITIES ON DEFAULT; SUIT THEREFOR. The Issuer and the Guarantor covenant that (a) in case a default shall be made in the payment of any installment of interest on any of the Securities of any series as and when such interest shall have become due and payable, and such default shall have continued for a period of 30 days, or (b) in case a default shall be made in the payment of the principal of any of the Securities of any series as and when the same shall have become due and payable, whether upon maturity of the Securities of such series or upon redemption or by declaration or otherwise, or
(c) in case of a default in the making or satisfaction of any sinking fund payment or analogous obligation when the same becomes due by the terms of the Securities of any series, then, upon demand of the Trustee, the Issuer or the Guarantor will pay to the Trustee for the benefit of the holders of the Securities of such series the whole amount then due and payable on all Securities of such series for principal and interest, if any, as the case may be (with interest to the date of such payment upon the overdue principal and, to the extent that payment of such interest is enforceable under applicable law, on overdue installments of interest, if any, at the Overdue Rate applicable to Securities of such series); and in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, and any further amounts payable to the Trustee pursuant to Section 5.5.

      Until such demand is made by the Trustee, the Issuer may pay the principal of and interest, if any, on the Securities of any series to the registered holders, whether or not the principal of and interest, if any, on the Securities of such series be overdue.

      In case the Issuer and the Guarantor shall fail forthwith to pay such amounts upon such demand, the Trustee, in its own name and as trustee of an express trust, shall be entitled and empowered to institute any action or proceedings at law or in equity for the collection of the sums so due and unpaid, and may prosecute any such action or proceedings to judgment or final decree, and may enforce any such judgment or final decree against the Issuer, the Guarantor or other obligor upon such Securities and collect in the manner provided by law out of the property of the Issuer, the Guarantor or other obligor upon such Securities, wherever situated, the moneys adjudged or decreed to be payable.

      In case there shall be pending proceedings for the bankruptcy or for the reorganization of the Issuer, the Guarantor or any other obligor upon the Securities of any series under Title 11 of the United States Bankruptcy Code or any other similar applicable Federal, state or Canadian federal law, or in case a receiver, trustee in bankruptcy or similar official shall have been appointed for the property of the Issuer, the Guarantor or such other obligor, or in case of any other similar judicial proceedings relative to the Issuer, the Guarantor or other obligor upon the Securities of any series, or to the creditors or property of the Issuer, the Guarantor or such other obligor, the Trustee, irrespective of whether the principal of any Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand pursuant to the provisions of this Section, shall be entitled and empowered, by intervention in such proceedings or otherwise:

            (a) to file a proof of claim or claims for the whole amount of principal (or, if the Securities of any series are Original Issue Discount Securities, such portion of the principal amount as may be due and payable with respect to such series pursuant to a declaration in accordance with
      Section 4.1) and interest, if any, owing and unpaid in respect of the Securities of any series, and, in case of any judicial proceedings, to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for any amounts payable to the Trustee pursuant to Section 5.5) and of the Securityholders allowed in any judicial proceedings relating to the Issuer, the Guarantor or other obligor upon the Securities of any series, or to the creditors or property of the Issuer, the Guarantor or such other obligor;

            (b) unless prohibited by applicable law and regulations, to vote on behalf of the holders of the Securities of any series in any election of a trustee or a standby trustee in arrangement, reorganization, liquidation or other bankruptcy or insolvency proceedings or of a person performing similar functions in comparable proceedings; and

            (c) to collect and receive any moneys or other property payable or deliverable on any such claims, and to distribute all amounts received with respect to the claims of the Securityholders and of the Trustee on their behalf (after deduction of costs and expenses of collection, and any further amounts payable to the Trustee pursuant to Section 5.5 and incurred by it up to the date of distribution); and any trustee in bankruptcy, receiver, or other similar official is hereby authorized by each of the Securityholders to make payments to the Trustee, and, in the event that the Trustee shall consent to the making of payments directly to the Securityholders, to pay to the Trustee costs and expenses of collection, and any further amounts payable to the Trustee pursuant to
      Section 5.5 and incurred by it up to the date of distribution.

      Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or vote for or accept or adopt on behalf of any Securityholder any plan of reorganization, arrangement, adjustment or composition affecting the Securities of any series or the rights of any holder thereof, or to authorize the Trustee to vote in respect of the claim of any Securityholder in any such proceeding except, as aforesaid, to vote for the election of a trustee in bankruptcy or similar person.

      All rights of action and of asserting claims under this Indenture, or under the Securities of any series, may be enforced by the Trustee without the possession of any of the Securities of such series or the production thereof on any trial or other proceedings relative thereto, and any such action or proceedings instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment, shall be for the ratable benefit of the holders of the Securities in respect of which such action was taken.

      In any proceedings brought by the Trustee (and also any proceedings in which a declaratory judgment of a court may be sought as to the interpretation or construction of any provision of this Indenture to which the Trustee shall be a party), the Trustee shall be held to represent all the holders of the Securities to which such proceedings relate, and it shall not be necessary to make any holders of such Securities parties to any such proceedings.

      SECTION 4.3 APPLICATION OF MONEYS COLLECTED BY TRUSTEE. Any moneys collected by the Trustee pursuant to this Article shall be applied in the following order at the date or dates fixed by the Trustee and, in the case of distribution of such moneys on account of principal or interest, upon presentation of the several Securities in respect of which moneys have been collected and stamping (or otherwise noting) thereon the payment, or issuing Securities in reduced principal amounts in exchange for the presented Securities of like series and tenor if only partially paid, or upon surrender thereof if fully paid:

            FIRST: To the payment of amounts due to the Trustee pursuant to
      Section 5.5;

            SECOND: In case the principal of the Outstanding Securities in respect of which moneys have been collected shall not have become and be then due and payable, to the payment of interest, if any, ratably, on the Securities in default in the order of the maturity of the installments of such interest, with interest (to the extent that such interest has been collected by the Trustee and to the extent permitted by applicable law) upon the overdue installments of interest at the Overdue Rate applicable to such Securities, such payments to be made ratably to the persons entitled thereto, without discrimination or preference;

            THIRD: In case the principal of the Outstanding Securities in respect of which moneys have been collected shall have become and shall be then due and payable by declaration or otherwise, to the payment of the whole amount then owing and unpaid upon such Securities for principal and interest, if any, with interest upon the overdue principal, and (to the extent that such interest has been collected by the Trustee and to the extent permitted by applicable law) upon overdue installments of interest, if any, at the Overdue Rate applicable to such Securities; and in case such moneys shall be insufficient to pay in full the whole amount so due and unpaid upon such Securities, then to the payment of such principal and interest, if any, without preference or priority of any kind, according to the aggregate amounts due and payable on such Securities for principal and interest; and

            FOURTH: To the payment of the remainder, if any, to the Issuer, the Guarantor or any other person lawfully entitled thereto.

      SECTION 4.4 PROCEEDINGS BY TRUSTEE. In case an Event of Default hereunder has occurred, has not been waived and is continuing, the Trustee may in its discretion proceed to protect and enforce the rights vested in it by this Indenture by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any of such rights, either at law or in equity or in bankruptcy or otherwise, whether for the specific enforcement of any covenant or agreement contained in this Indenture or in aid of the exercise of any power granted in this Indenture or to enforce any other legal or equitable right vested in the Trustee by this Indenture or by law.

      SECTION 4.5 RESTORATION OF RIGHTS ON ABANDONMENT OF PROCEEDINGS. In case the Trustee or any Securityholder shall have proceeded to enforce any right under this Indenture and such proceedings shall have been discontinued or abandoned for any reason, or shall have been determined adversely to the Trustee or to such Securityholder, then and in every such case the Issuer, the Guarantor, the Securityholder and the Trustee shall subject to any determination in such proceeding, be restored severally and respectively to their former positions and rights hereunder, and all rights, remedies and powers of the Issuer, the Guarantor, the Trustee and the Securityholders shall continue as though no such proceedings had been taken.

      SECTION 4.6 PROCEEDINGS BY SECURITYHOLDERS. No holder of any Security of any series shall have any right by virtue or by availing of any provision of this Indenture to institute any action or proceeding at law or in equity or in bankruptcy or otherwise upon or under or with respect to this Indenture, or for the appointment of a trustee in bankruptcy, receiver or other similar official or for any other remedy hereunder, unless such holder previously shall have given to the Trustee written notice of an Event of Default with respect to Securities of such series and of the continuance thereof, as hereinbefore provided, and unless also the holders of not less than 25% in aggregate principal amount of the Securities of such series then Outstanding shall have made written request upon the Trustee to institute such action, suit or proceedings in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the reasonable costs, expenses and liabilities to be incurred therein or thereby and the Trustee for 60 days after its receipt of such notice, request and offer of indemnity shall have neglected or refused to institute any such action, suit or proceeding and no direction inconsistent with such written request shall have been given to the Trustee pursuant to Section 4.8; it being understood and intended, and being expressly covenanted by the taker and holder of every Security with every other taker and holder and the Trustee, that no one or more holders of any Securities shall have any right in any manner whatever by virtue or by availing of any provision of this Indenture to affect, disturb or prejudice the rights of any other holder of Securities, or to obtain or seek to obtain priority over or preference to any other holder or to enforce any right under this Indenture, except in the manner herein provided and for the equal, ratable and common benefit of all holders of Securities of the applicable series. For the protection and enforcement of the provisions of this Section, each and every Securityholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

      SECTION 4.7 REMEDIES CUMULATIVE AND CONTINUING. Except as provided in
Section 4.6, no right or remedy herein conferred upon or reserved to the Trustee or to the Securityholders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

      No delay or omission of the Trustee or of any Securityholder to exercise any right or power accruing upon any Event of Default occurring and continuing as aforesaid shall impair any such right or power or shall be construed to be a waiver of any such Event of Default or an acquiescence therein; and, subject to
Section 4.6, every power and remedy given by this Indenture or by law to the Trustee or to the Securityholders of any or all series, as the case may be, may be exercised from time to time, and as often as shall be deemed expedient, by the Trustee or by the Securityholders of such series or all series, as the case may be.

      SECTION 4.8 CONTROL BY SECURITYHOLDERS. The holders of not less than a majority in aggregate principal amount of the Securities of each series affected at the time Outstanding (with each such series voting separately as a class) shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee by this Indenture with respect to Securities of such series. Notwithstanding any of the foregoing, no such direction shall be otherwise than in accordance with law and the provisions of this Indenture and (subject to the requirements of the Trust Indenture Act of 1939) the Trustee shall have the right to decline to follow any such direction if the Trustee, being advised by counsel, shall determine that the action or proceeding so directed may not lawfully be taken or if the Trustee in good faith by its board of directors, the executive committee, or a trust committee of directors or Responsible Officers of the Trustee shall determine that the action or proceedings so directed would involve the Trustee in personal liability or may be unduly prejudicial to the Securityholders not joining in the giving of such direction.

      Nothing in this Indenture shall impair the right of the Trustee in its discretion to take any action deemed proper by the Trustee and which is not inconsistent with such direction or directions by Securityholders.

      SECTION 4.9 WAIVER OF PAST DEFAULTS. Prior to the declaration of the acceleration of the maturity of the Securities of any particular series the holders of not less than a majority in aggregate principal amount of the Securities of such particular series at the time Outstanding may on behalf of the holders of all the Securities of such particular series waive any past default or Event of Default with respect to such particular series and its consequences, except a default in respect of a covenant or provision hereof which cannot be modified or amended without the consent of the holder of each Outstanding Security affected as provided in Section 7.2 hereof. In the case of any such waiver, the Issuer, the Guarantor, the Trustee and the holders of the Securities of each series affected shall be restored to their former positions and rights hereunder, respectively; but no such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon.

      Upon any such waiver, such default shall cease to exist and be deemed to have been cured and not to have occurred, and any Event of Default arising therefrom shall be deemed to have been cured, and not to have occurred for every purpose of this Indenture.

                                  ARTICLE FIVE

                             CONCERNING THE TRUSTEE

      SECTION 5.1 RELIANCE ON DOCUMENTS, OPINIONS, ETC.; NO REQUIREMENT FOR EXPENDITURE OF OWN FUNDS. Subject to the requirements of the Trust Indenture Act of 1939,

            (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, Officers' Certificate or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, direction or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

            (b) any request, direction, order or demand of the Issuer or the Guarantor mentioned herein shall be sufficiently evidenced by an Officers' Certificate (unless other evidence in respect thereof be herein specifically prescribed); and any Resolution may be evidenced to the Trustee by a copy thereof certified by the respective secretary or an assistant secretary or attesting secretary of the Issuer or the Guarantor;

            (c) the Trustee may consult with counsel and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted to be taken by it hereunder in good faith and in accordance with such Opinion of Counsel;

            (d) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request, order or direction of any of the Securityholders pursuant to the provisions of this Indenture, unless such Securityholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred therein or thereby;

            (e) the Trustee shall not be liable for any action taken or omitted by it in good faith and believed by it to be authorized or within the discretion, rights or powers conferred upon it by this Indenture;

            (f) prior to the occurrence of an Event of Default hereunder and after the curing or waiving of all Events of Default, (1) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and (2) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, bond, direction, note, or other paper or document unless requested in writing so to do by the holders of not less than a majority in aggregate principal amount of the Securities of any series affected then Outstanding; provided that, if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Indenture, the Trustee may require reasonable indemnity against such expenses or liabilities as a condition to proceeding; and the reasonable expenses of every such investigation shall be paid by the Issuer or the Guarantor or, if paid by the Trustee, shall be repaid by the Issuer or the Guarantor upon demand;

            (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys not regularly in its employ and the Trustee shall not be responsible for any misconduct or negligence on the part of any such agent or attorney appointed with due care by it hereunder;

            (h) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

            (i) the Trustee is not required to take notice or deemed to have notice of any default or Event of Default, unless a Responsible Officer of the Trustee has received notice in writing of such default or Event of Default from the Issuer, the Guarantor or from the holders of at least 25% in aggregate principal amount of the Outstanding Securities of the series so affected, and in absence of any such notice, the Trustee may conclusively assume that no default or Event of Default exists;

            (j) the Trustee is not required to give any bond or surety with respect to the performance of its duties or the exercise of its powers under this Indenture;

            (k) the Trustee's immunities and protections from liability and its rights to compensation and indemnification in connection with the performance of its duties under this Indenture shall extend to the Trustee's officers, directors, agents and employees. Such immunities and protections and right to indemnification, together with the Trustee's right to compensation, shall survive the Trustee's resignation or removal and final payment of the Securities;

            (l) the Trustee shall have no responsibility for any information in any offering memorandum or other disclosure material distributed with respect to any series of Securities other than that information which it provides in writing to the Issuer or the Guarantor expressly for the purpose of being included in any such offering memorandum or other disclosure material, and the Trustee shall have no responsibility for compliance with any state or federal securities laws in connection with the Securities, other than the filing of any documents required to be filed by an indenture trustee pursuant to the Trust Indenture Act; and

            (m) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its sole discretion, may make such further inquiry or investigations into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Issuer and the Guarantor and their respective Subsidiaries, personally or by one or more agents and attorneys.

      None of the provisions contained in this Indenture shall be construed as requiring the Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers if there shall be reasonable grounds for believing that the repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it. Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the requirements of the Trust Indenture Act of 1939.

      SECTION 5.2 NO RESPONSIBILITY FOR RECITALS, ETC. The recitals contained herein and in the Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Issuer and the Guarantor, and the Trustee assumes no responsibility for the correctness of the same. The Trustee makes no representation as to the validity or sufficiency of this Indenture or of the Securities, provided that the Trustee shall not be relieved of its duty to authenticate Securities only as authorized by this Indenture. The Trustee shall not be accountable for the use or application by the Issuer or the Guarantor of any of the Securities or of the proceeds thereof.

      SECTION 5.3 TRUSTEE AND AGENTS MAY HOLD SECURITIES. The Trustee or any agent of the Issuer, the Guarantor or the Trustee, in its individual or any other capacity, may become the owner or pledgee of Securities with the same rights it would have if it were not the Trustee or such agent and, subject to the requirements of the Trust Indenture Act of 1939, may otherwise deal with the Issuer or the Guarantor and receive, collect, hold and retain collections from the Issuer or the Guarantor with the same rights it would have if it were not the Trustee or such agent.

      SECTION 5.4 MONEYS TO BE HELD IN TRUST. Subject to the provisions of Sections 9.3 and 9.4 hereof, all moneys received by the Trustee or any paying agent, all money and U.S. Government Obligations or Canadian Government Obligations deposited with the Trustee pursuant to Section 11.2 or Section 11.3 and all money received by the Trustee in respect of U.S. Government Obligations or Canadian Government Obligations deposited with the Trustee pursuant to
Section 11.2 or Section 11.3, shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated from other funds except to the extent required by mandatory provisions of law. Neither the Trustee nor any paying agent shall be under any liability for interest on any moneys received by it hereunder, except such as it may agree with the Issuer or the Guarantor to pay thereon. So long as no Event of Default shall have occurred and be continuing, all interest allowed on any such moneys shall be paid from time to time upon the written order of the Issuer or the Guarantor signed by one of its respective officers, who is one of the officers who may sign an Officers' Certificate.

      SECTION 5.5 COMPENSATION AND EXPENSES OF TRUSTEE. The Issuer and the Guarantor covenant and agree to pay to the Trustee from time to time, and the Trustee shall be entitled to, reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) and, except as otherwise expressly provided, the Issuer or the Guarantor will pay or reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by or on behalf of it pursuant to any of the provisions of this Indenture (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ) except any such expense, disbursement or advance as may arise from its negligence or bad faith. The Issuer and the Guarantor also covenant to indemnify the Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of this Indenture or the trusts hereunder and its duties hereunder, including the costs and expenses of defending itself against any claim of liability in the premises. The obligations of the Issuer and the Guarantor under this Section to compensate and indemnify the Trustee and to pay or reimburse the Trustee for reasonable expenses, disbursements and advances shall constitute additional indebtedness hereunder and shall survive the satisfaction and discharge of this Indenture. Such additional indebtedness, if any, shall be secured by a lien prior to that of the Securities upon all property and funds held or collected by the Trustee as such, except funds held in trust for the benefit of the holders of particular Securities.

      SECTION 5.6 RIGHT OF TRUSTEE TO RELY ON OFFICERS' CERTIFICATE, ETC. Subject to the requirements of the Trust Indenture Act of 1939, whenever in the administration of the trusts of this Indenture the Trustee shall deem it necessary or desirable that a matter be proved or established prior to taking or suffering or omitting any action to be taken hereunder, such matter (unless other evidence in respect thereof be herein specifically prescribed) may, in the absence of negligence or bad faith on the part of the Trustee, be deemed to be conclusively proved and established by an Officers' Certificate delivered to the Trustee, and such certificate, in the absence of negligence or bad faith on the part of the Trustee, shall be full warrant to the Trustee for any action taken, suffered or omitted by it under the provisions of this Indenture upon the faith thereof.

      SECTION 5.7 ELIGIBILITY OF TRUSTEE. The Trustee for each series of Securities hereunder shall at all times be a corporation which complies with the requirements of the Trust Indenture Act of 1939, having a combined capital and surplus of at least U.S.$10,000,000. If such corporation files reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation at any time shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so filed. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in Section 5.8.

      SECTION 5.8 RESIGNATION OR REMOVAL OF TRUSTEE; APPOINTMENT OF SUCCESSOR TRUSTEE. (a) The Trustee, or any trustee or trustees hereafter appointed, may at any time resign with respect to one or more or all series of Securities by giving written notice of resignation to the Issuer and the Guarantor and by mailing notice thereof to holders of the applicable series of Securities at their last addresses as they shall appear in the Register. Upon receiving such notice of resignation, the Issuer and the Guarantor shall promptly appoint a successor trustee or trustees with respect to the applicable series by written instrument in duplicate, executed by authority of the Board of Directors, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee or trustees. If no successor trustee shall have been so appointed with respect to any series and have accepted appointment within 30 days after the mailing of such notice of resignation, the resigning trustee may petition any court of competent jurisdiction for the appointment of a successor trustee, or any Securityholder who has been a bona fide holder of a Security or Securities of the applicable series for at least six months may, subject to the requirements of the Trust Indenture Act of 1939, on behalf of such Securityholder and all others similarly situated, petition any such court for the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, appoint a successor trustee.

            (b)   In case at any time any of the following shall occur:

                  (i) the Trustee shall cease to be eligible in accordance with the provisions of Section 5.7 with respect to any series of Securities and shall fail to resign after written request therefor by the Issuer, the Guarantor or by any Securityholder; or

                  (ii) the Trustee shall become incapable of acting with respect to any series of Securities, or shall be adjudged a bankrupt or insolvent, or a receiver or liquidator of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation;

then, in any such case, the Issuer or the Guarantor may remove the Trustee with respect to the applicable series of Securities (or all series, if required) and appoint a successor trustee for such series by written instrument, in duplicate, executed by authority of the applicable Board of Directors, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee, or, subject to the requirements of the Trust Indenture Act of 1939, any Securityholder who has been a bona fide holder of a Security or Securities of such series for at least six months may on behalf of such Securityholder and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor trustee with respect to such series. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, remove the Trustee and appoint a successor trustee with respect to such series.

      (c) The holders of a majority in aggregate principal amount of the Securities of any series at the time Outstanding may at any time remove the Trustee with respect to Securities of such series and appoint a successor trustee with respect to the Securities of such series by delivering to the Trustee so removed, to the successor trustee so appointed and to the Issuer and the Guarantor the evidence provided for in Section 6.1 of the action in that regard taken by the Securityholders.

      (d) Any resignation or removal of the Trustee with respect to any series and any appointment of a successor trustee with respect to such series pursuant to any of the provisions of this Section 5.8 shall become effective upon acceptance of appointment by the successor trustee as provided in Section 5.9.

      SECTION 5.9 ACCEPTANCE OF APPOINTMENT BY SUCCESSOR TRUSTEE. Any successor trustee appointed as provided in Section 5.8 shall execute, acknowledge and deliver to the Issuer and the Guarantor and to its predecessor Trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor Trustee with respect to all or any applicable series shall become effective and such successor trustee, without any further act, deed or conveyance, shall become vested with all rights, powers, duties and obligations with respect to such series of its predecessor hereunder, with like effect as if originally named as trustee for such series hereunder; but, nevertheless, on the written request of the Issuer, the Guarantor or of the successor trustee, upon payment (or due provision therefor) of any amounts then due it pursuant to Section 5.5, the predecessor Trustee ceasing to act shall, subject to Section 9.4, pay over to the successor trustee all moneys at the time held by it hereunder and shall execute and deliver an instrument transferring to such successor trustee all such rights, powers, duties and obligations. Upon request of any such successor trustee, the Issuer and the Guarantor shall execute any and all instruments in writing for more fully and certainly vesting in and confirming to such successor trustee all such rights and powers. Any trustee ceasing to act shall, nevertheless, retain a lien upon all property or funds held or collected by such trustee to secure any amounts then due it pursuant to the provisions of Section 5.5.

      If a successor trustee is appointed with respect to the Securities of one or more (but not all) series, the Issuer, the Guarantor, the predecessor Trustee and each successor trustee with respect to the Securities of any applicable series shall execute and deliver an indenture supplemental hereto which shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the predecessor Trustee with respect to the Securities of any series as to which the predecessor Trustee is not retiring shall continue to be vested in the predecessor Trustee, and shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one trustee, it being understood that nothing herein or in such supplemental indenture shall make such trustees co-trustees of the same trust and that each such trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such trustee.

      No successor trustee with respect to any series of Securities shall accept appointment as provided in this Section 5.9 unless at the time of such acceptance such successor trustee shall, with respect to such series, be qualified under the provisions of the Trust Indenture Act of 1939 an eligible under the provisions of Section 5.7.

      Upon acceptance of appointment by any successor trustee as provided in this Section 5.9, the Issuer shall mail notice thereof to the holders of Securities of any series for which such successor trustee is acting as trustee at their last addresses as they shall appear in the Register. If the acceptance of appointment is substantially contemporaneous with the resignation, then the notice called for by the preceding sentence may be combined with the notice called for by Section 5.8. If the Issuer fails to mail such notice within ten days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Issuer.

      SECTION 5.10 MERGER, CONVERSION, CONSOLIDATION OR SUCCESSION TO BUSINESS OF TRUSTEE. Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided that such corporation shall be qualified under the provisions of the Trust Indenture Act of 1939 and eligible under the provisions of Section 5.7, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

      In case at the time such successor to the Trustee shall succeed to the trusts created by this Indenture any of the Securities of any series shall have been authenticated but not delivered, any such successor to the Trustee by merger, conversion, consolidation or succession may adopt the certificate of authentication of any predecessor Trustee and deliver such Securities so authenticated; and, in case at that time any of the Securities of any series shall not have been authenticated, any successor to the Trustee may authenticate such Securities either in the name of such successor to the Trustee or, if such successor to the Trustee is a successor by merger, conversion, consolidation or succession in the name of any predecessor hereunder; and in all such cases such certificate shall have the full force which the certificate of the Trustee shall have as provided anywhere in the Securities of such series or in this Indenture.

      SECTION 5.11 REPORTS BY TRUSTEE TO SECURITYHOLDERS. Within 60 days after March 15 in each year, beginning with the March 15 following the date of this Indenture, the Trustee shall mail to the Securityholders a brief report dated as of such reporting date in compliance with Section 313(a) of the Trust Indenture Act of 1939, but only to the extent required by such Section 313(a). The Trustee also shall comply with Section 313(b) of the Trust Indenture Act of 1939. The Trustee shall also transmit by mail all reports as required by Section 313(c) of the Trust Indenture Act of 1939. The Issuer shall promptly notify the Trustee when the Securities are listed on any stock exchange.

      SECTION 5.12 COMPLIANCE WITH BACKUP WITHHOLDING AND INFORMATION REPORTING. Notwithstanding anything else herein contained, the Trustee, or its agent, shall comply with all U.S. federal backup withholding and U.S. and Canadian federal information reporting requirements applicable to any payment under the Securities of any series.

                                   ARTICLE SIX

                         CONCERNING THE SECURITYHOLDERS

      SECTION 6.1 ACTION BY SECURITYHOLDERS. Whenever in this Indenture it is provided that the holders of a specified percentage in aggregate principal amount of the Securities of any or all series may take any action (including the making of any demand or request, the giving of any notice, consent or waiver or the taking of any other action) the fact that at the time of taking any such action the holders of such specified percentage have joined therein may be evidenced (a) by any instrument or any number of instruments of similar tenor executed by such Securityholders in person or by agent or proxy appointed in writing, or (b) by the record of such holders of Securities voting in favor thereof at any meeting of such Securityholders duly called and held in accordance with the provisions of this Article, or (c) by a combination of such instrument or instruments and any such record of such a meeting of such Securityholders; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments and/or such record are delivered to the Trustee. Proof of execution of any instrument or of a writing appointing any such agent or proxy shall be sufficient for any purpose of this Indenture and (subject to the requirements of the Trust Indenture Act of 1939 and Section 5.1) conclusive in favor of the Trustee and the Issuer or the Guarantor, if made in the manner provided in this Article.

      In determining whether the holders of the requisite principal amount of Outstanding Securities of any or all series have taken any action (including the making of any demand or request), the giving of any notice, consent or waiver (or the taking of any other action) hereunder and in determining voting rights of any holder of a Security hereunder (i) the principal amount of Original Issue Discount Securities that shall be deemed to be Outstanding for such purposes shall be the amount of the principal thereof that would be due and payable as of the date of such determination upon a declaration of acceleration of the maturity thereof pursuant to Section 4.1 and (ii) the principal amount of any Security, the principal amount of which is denominated in a currency other than U.S. dollars or Canadian dollars or in units of currencies or in a composite currency (the "Specified Currency") shall be deemed to be that amount of U.S. dollars or Canadian dollars, as the case may be, which could have been obtained by the principal amount of such Specified Currency at the Market Exchange Rate. For purposes of this Section 6.1, "Market Exchange Rate" means, unless otherwise specified for a Specified Currency with respect to any series of Securities pursuant to Section 2.5, (i) with respect to U.S. dollars, the noon U.S. dollar buying rate in the Borough of Manhattan, The City of New York for cable transfers of the Specified Currency published by the Federal Reserve Bank of New York; and (ii) with respect to Canadian dollars, the noon Canadian dollar buying rate in Toronto, Ontario, Canada for cable transfers of the Specified Currency as reported by the Bank of Canada.

      All decisions and determinations of the Trustee regarding the Market Exchange Rate or any alternative determination provided for in the preceding paragraph shall be in its sole discretion and shall, in the absence of manifest error, be conclusive to the extent permitted by law for all purposes and irrevocably binding upon the Issuer, the Guarantor and all Securityholders.

      If the Issuer or the Guarantor shall solicit from the Securityholders any demand, request, notice, consent, waiver or the taking of any other action (other than in accordance with the Securityholders' voting provisions set forth in Section 6.6 through 6.14 of this Article), the Issuer or the Guarantor may, at its option, by a Resolution, fix in advance a record date for the determination of holders entitled to give such demand, request, notice, consent, or waiver or to take such other action, but the Issuer or the Guarantor shall have no obligation to do so. If such a record date is fixed, such demand, request, notice, consent, waiver or such other action may be given before or after the record date, but only the Securityholders of record at the close of business on the record date shall be deemed to be holders for the purposes of determining whether holders of the requisite percentage of Securities Outstanding have authorized or agreed or consented to such demand, request, notice, consent, waiver or taking of any other action, and for that purpose the Securities Outstanding shall be computed as of the record date; provided, that no such demand, request, notice, consent, waiver or taking of any other action by the holders on the record date shall be deemed effective unless it shall become effective pursuant to the provisions of this Indenture not later than six months after the record date.

      SECTION 6.2 PROOF OF EXECUTION BY SECURITYHOLDERS. Subject to the requirements of the Trust Indenture Act of 1939 and Sections 5.1 and 6.11, proof of the execution of any instrument by a Securityholder or his or her agent or proxy shall be sufficient if made in accordance with such reasonable rules and regulations as may be prescribed by the Trustee or in such manner as shall be satisfactory to the Trustee. The ownership of Securities shall be proved by the Register or by a certificate of the Person designated by the Issuer or the Guarantor to keep the Register and to act as repository in accordance with the provisions of Section 2.10.

      The record of any Securityholders' meeting shall be proved in the manner provided in Section 6.12.

      SECTION 6.3 HOLDERS TO BE TREATED AS OWNERS. The Issuer, the Guarantor, the Trustee and any agent of the Issuer, the Guarantor or the Trustee may deem and treat the Person in whose name any Security shall be registered in the Register for such series as the absolute owner of such Security (whether or not such Security shall be overdue and notwithstanding any notation of ownership or other writing thereon) for the purpose of receiving payment of or an account of the principal of and, subject to the provisions of this Indenture, interest, if any, on such Security and for all other purposes (other than for the determination of Additional Amounts payable); and the Issuer, the Guarantor, the Trustee and any agent of the Issuer or the Trustee shall not be affected by any notice to the contrary. All such payments so made to any such Person, or upon his order, shall be valid, and, to the extent of the sum or sums so paid, effectual to satisfy and discharge the liability for moneys payable upon any such Security.

      SECTION 6.4 SECURITIES OWNED BY ISSUER OR GUARANTOR DEEMED NOT OUTSTANDING. In determining whether the holders of the requisite aggregate principal amount of Outstanding Securities of any or all series have concurred in any demand, request, notice, direction, consent or waiver under this Indenture, Securities which are owned by the Issuer, the Guarantor or any other obligor on the Securities with respect to which such determination is being made or by any Person directly or indirectly controlling or controlled by or under direct or indirect common control with the Issuer, the Guarantor or any other obligor on the Securities with respect to which such determination is being made shall be disregarded and deemed not to be Outstanding for the purpose of any such determination, except that for the purpose of determining whether the Trustee shall be protected in relying on any such demand, request, notice, direction, consent or waiver only Securities which a Responsible Officer of the Trustee knows are so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding for purposes of this Section 6.4 if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Issuer, the Guarantor or any other obligor upon the

Securities or any Person directly or indirectly controlling or controlled by or under direct or indirect common control with the Issuer, the Guarantor or any other obligor on the Securities. In case of a dispute as to such right, the advice of counsel shall be full protection in respect of any decision made by the Trustee in accordance with such advice. Upon request of the Trustee, the Issuer or the Guarantor shall furnish to the Trustee promptly an Officers' Certificate listing and identifying all Securities, if any, known by the Issuer or the Guarantor to be owned or held by or for the account of any of the above-described Persons; and, subject to the requirements of the Trust Indenture Act of 1939 and Section 5.1, the Trustee shall, in the absence of manifest error, accept such Officers' Certificate as conclusive evidence of the facts therein set forth and of the fact that all Securities not listed therein are Outstanding for the purpose of any such determination.

      SECTION 6.5 RIGHT OF REVOCATION OF ACTION TAKEN. At any time prior to (but not after) the evidencing to the Trustee, as provided in Section 6.1, of the taking of any action by the holders of the percentage in aggregate principal amount of the Securities of any or all series, as the case may be, specified in this Indenture in connection with such action, any holder of a Security the serial number or other distinguishing symbol of which is shown by the evidence to be included among the serial numbers or other distinguishing symbols of the Securities the holders of which have consented to such action may, by filing written notice at the Corporate Trust Office and upon proof of holding as provided in this Article, revoke such action so far as concerns such Security. Except as aforesaid any such action taken by the holder of any Security shall be conclusive and binding upon such holder and upon all future holders and owners of such Security and of any Securities issued in exchange or substitution therefor, irrespective of whether or not any notation in regard thereto is made upon any such Security. Any action taken by the holders of the percentage in aggregate principal amount of the Securities of any or all series, as the case may be, specified in this Indenture in connection with such action shall be conclusively binding upon the Issuer, the Guarantor, the Trustee and the holders of all the Securities affected by such action.

      SECTION 6.6 SECURITYHOLDERS' MEETINGS; PURPOSES. A meeting of holders of Securities of any series or all series, as the case may be, may be called at any time and from time to time pursuant to the provisions of this Article Six for any of the following purposes:

            (1) to give any notice to the Issuer, the Guarantor or to the Trustee, or to give any directions to the Trustee, or to consent to the waiving of any default or Event of Default hereunder and its consequences, or to take any other action authorized to be taken by Securityholders pursuant to any of the provisions of Article Four;

            (2) to remove the Trustee and nominate a successor trustee pursuant to the provisions of Article Five;

            (3) to consent to the execution of an indenture or indentures supplemental hereto pursuant to the provisions of Section 7.2; or

            (4) to take any other action authorized to be taken by or on behalf of the holders of any specified aggregate principal amount of the Securities of any series or all series, as the case may be, under any other provision of this Indenture or under applicable law.

      SECTION 6.7 CALL OF MEETINGS BY TRUSTEE. The Trustee may at any time call a meeting of holders of Securities of any series or all series, as the case may be, to take any action specified in Section 6.6, to be held at such time and at such place in the Borough of Manhattan, The City of New York, or elsewhere, as the Trustee shall determine. Notice of every meeting of the holders of Securities of any series or all series, as the case may be, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be mailed to holders of Securities of each series affected at their addresses as they shall appear in the Register as of a date not more than 15 days prior to the mailing of such notice. Such notice shall be mailed not less than 20 nor more than 90 days prior to the date fixed for the meeting.

      Any meeting of the holders of Securities of any series or all series, as the case may be, shall be valid without notice if the holders of all Securities of any series then Outstanding are present in person or by proxy, or, if notice is waived before or after the meeting by the holders of all Securities of any series outstanding, and if the Issuer, the Guarantor and the Trustee are either present by duly authorized representatives or have, before or after the meeting, waived notice.

      SECTION 6.8 CALL OF MEETINGS BY ISSUER, THE GUARANTOR OR SECURITYHOLDERS. In case at any time the Issuer or the Guarantor, pursuant to a Resolution, or the holders of at least 10% in aggregate principal amount of the Securities then Outstanding of any or all series, as the case may be, shall have requested the Trustee to call a meeting of the holders of Securities of such series or all series, as the case may be, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have mailed the notice of such meeting within 20 days after receipt of such request, then the Issuer, the Guarantor or such Securityholders, in the amount specified above, may determine the time and the place in the Borough of Manhattan, the City of New York, or elsewhere, for such meeting and may call such meeting to take any action authorized in Section 6.6, by mailing notice thereof as provided in Section 6.7.

      SECTION 6.9 QUALIFICATIONS FOR VOTING. To be entitled to vote at any meeting of Securityholders a Person shall (a) be a holder of one or more Securities with respect to which such meeting is being held or (b) be a Person appointed by an instrument in writing as proxy by a holder of one or more of such Securities. The only Persons who shall be entitled to be present or to speak at any meeting of Securityholders shall be the Persons entitled to vote at such meeting and their counsel and any representatives of the Trustee and its counsel and any representatives of the Issuer or the Guarantor and their respective counsel.

      SECTION 6.10 QUORUM; ADJOURNED MEETINGS. The Persons entitled to vote a majority in aggregate principal amount of the Securities then Outstanding of the relevant series or all series, as the case may be, shall constitute a quorum for the transaction of all business specified in Section 6.6. No business shall be transacted in the absence of a quorum (determined as provided in this Section 6.10). In the absence of a quorum within 30 minutes after the time appointed for any such meeting, the meeting shall, if convened at the request of the holders of Securities (as provided in Section 6.8), be dissolved. In any other case, the meeting shall be adjourned for a period of not less than ten days as determined by the chairman of the meeting. In the absence of a quorum at any such adjourned meeting, such adjourned meeting shall be further adjourned for a period of not less than ten days as determined by the chairman of the meeting. Notice of the reconvening of any adjourned meeting shall be given as provided in Section 6.7, except that such notice must be mailed not less than five days prior to the date on which the meeting is scheduled to be reconvened. Any holder of a Security who has executed in person or by proxy and delivered to the Trustee an instrument in writing complying with the provisions of Section
6.2 shall be deemed to be present for the purposes of determining a quorum and be deemed to have voted; provided that such holder of a Security shall be considered as present or voting only with respect to the matters covered by such instrument in writing.

      SECTION 6.11 REGULATIONS. Notwithstanding any other provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Securityholders, in regard to proof of the holding of Securities and of the appointment of proxies, and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall determine.

      The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Issuer, the Guarantor or by Securityholders as provided in Section 6.8, in which case the Issuer, the Guarantor or the Securityholders calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by majority vote of the holders of a majority of the principal amount of the Outstanding Securities present at the meeting.

      Subject to the provisions of Section 6.4, at any meeting each holder of Securities, with respect to which such meeting is being held, or such holder's proxy shall be entitled to one vote for each U.S. $1,000 or Cdn.$1,000, as the case may be (or if any Securities are denominated in a currency other than U.S. dollars or Canadian dollars or in a composite currency, the equivalent of U.S. $1,000 or Cdn.$1,000, as the case may be, in the applicable currency or composite currency), principal amount (in the case of Original Issue Discount Securities, such principal amount to be determined as provided in the definition of "Outstanding" in Section 1.1) of such Securities held or represented by him or her; provided, however, that no vote shall be cast or counted at any meeting in respect of any such Security challenged as not Outstanding and ruled by the chairman of the meeting to be not Outstanding. The chairman of the meeting shall have no right to vote other than by virtue of such Securities held by him or her or instruments in writing as aforesaid duly designating him or her as the Person to vote on behalf of other such Securityholders. Any meeting of holders of Securities with respect to which a meeting was duly called pursuant to the provisions of Section 6.7 or 6.8 may be adjourned from time to time by a majority of those present, whether or not constituting a quorum, and the meeting may be held as so adjourned without further notice.

      SECTION 6.12 VOTING. The vote upon any resolution submitted to any meeting of holders of Securities with respect to which such meeting is being held shall be by written ballots on which shall be subscribed the signatures of such holders of Securities or of their representatives by proxy and the principal amount (in the case of Original Issue Discount Securities, such principal amount to be determined as provided in the definition of "Outstanding" in Section 1.1) and number or numbers or other distinguishing symbol or symbols of such Securities held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in duplicate of all votes cast at the meeting. A record in duplicate of the proceedings of each meeting of Securityholders shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was mailed as provided in Section 6.7. The record shall show the principal amount of the Securities (in the case of Original Issue Discount Securities, such principal amount to be determined as provided in the definition of "Outstanding" in Section 1.1) voting in favor of or against any resolution. The record shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and the duplicates shall be delivered to the Issuer, the Guarantor and the other to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting.

      Any record so signed and verified shall be conclusive evidence of the matters therein stated.

      SECTION 6.13 NO DELAY OF RIGHTS BY MEETING. Nothing in this Article Six shall be deemed or construed to authorize or permit, by reason of any call of a meeting of Securityholders of any or all series or any rights expressly or impliedly conferred hereunder to make such call, any hindrance or delay in the exercise of any right or rights conferred upon or reserved to the Trustee or to the Securityholders of any or all such series under any of the provisions of this Indenture or of the Securities.

      SECTION 6.14 WRITTEN CONSENT IN LIEU OF MEETING. The written authorization or consent by the holders of the requisite percentage in aggregate principal amount of Outstanding Securities of one or more series herein provided, entitled to vote at any such meeting, evidenced as provided in Section 6.1 and filed with the Trustee, shall be effective in lieu of a meeting of the holders of Securities of such series, with respect to any matter provided for in this Article Six.

                                  ARTICLE SEVEN

                             SUPPLEMENTAL INDENTURES

      SECTION 7.1 SUPPLEMENTAL INDENTURES WITHOUT CONSENT OF SECURITYHOLDERS. The Issuer and the Guarantor, when authorized by, or pursuant to Resolutions of their respective Boards of Directors, and the Trustee may from time to time and at any time enter into an indenture or indentures supplemental hereto (which shall conform to the provisions of the Trust Indenture Act of 1939 as in force at the date of the execution thereof) for one or more of the following purposes:



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            (a)   to convey, transfer, assign, mortgage or pledge to the Trustee as security for the Securities of one or more series any property or assets;

            (b) to evidence the succession of another Person to the Issuer or the Guarantor, or successive successions, and the assumption by the successor Person of the covenants, agreements and obligations of the Issuer or the Guarantor pursuant to Article Eight;

            (c) to add to the covenants of the Issuer or the Guarantor such further covenants, restrictions, conditions or provisions as the Issuer, the Guarantor and the Trustee shall consider to be for the benefit of the holders of one or more series of Securities (and if such covenants, restrictions, conditions or provisions are to be for the benefit of less than all series of Securities, stating that such covenants, restrictions, conditions or provisions are expressly being included solely for the benefit of such series) or to surrender any right or power herein conferred upon the Issuer or the Guarantor;

            (d) to add additional Events of Default and to provide with respect thereto for any particular periods of grace after default (which may be shorter or longer than that allowed in the case of other defaults) or for immediate enforcement upon such default or for any limitation of the remedies available to the Trustee upon such default;

            (e) to provide for the issuance under this Indenture of Securities in bearer form (including Securities registrable as to principal only) with or without interest coupons and to provide for exchangeability of such Securities with the Securities of the same series issued hereunder in fully registered form and to make all appropriate changes for such purpose;

            (f) to cure any ambiguity or to correct or supplement any provision contained herein or in any supplemental indenture which may be defective or inconsistent with any other provision contained herein or in any supplemental indenture, or to change or eliminate any provision or to make such other provisions in regard to matters or questions arising under this Indenture or under any supplemental indenture as the Issuer or the Guarantor may deem necessary or desirable and which shall not adversely affect the interests of the holders of the Securities at the time Outstanding;

            (g) to establish the form or terms of Securities of any series as permitted by Sections 2.1 and 2.5; or

            (h) to evidence and provide for the acceptance of appointment hereunder by a successor trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one trustee, pursuant to the requirements of Section 5.9.

      Upon the request of the Issuer and the Guarantor, accompanied by copies of Resolutions of their respective Boards of Directors certified, in each case, by the secretary or an assistant secretary or attesting secretary of the Issuer and the Guarantor authorizing the execution of any such supplemental indenture and Officers' Certificates of the Issuer and the Guarantor and


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
Opinion of Counsel meeting the requirements of Section 12.5 hereof, the Trustee shall join with the Issuer and the Guarantor in the execution of any such supplemental indenture, to make any further appropriate agreements and stipulations which may be therein contained and to accept the conveyance, transfer, assignment, mortgage or pledge of any property thereunder, but the Trustee shall not be obligated to (but may in its discretion) enter into any such supplemental indenture which adversely affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

      Any supplemental indenture authorized by the provisions of this Section may be executed by the Issuer, the Guarantor and the Trustee without the consent of the holders of any of the Securities at the time Outstanding, notwithstanding any of the provisions of Section 7.2.

      SECTION 7.2 SUPPLEMENTAL INDENTURES WITH CONSENT OF SECURITYHOLDERS. With the consent (evidenced as provided in Article Six) of the holders of not less than a majority in aggregate principal amount of the Securities of all series affected by such supplemental indenture (all such series voting as a single class) at the time Outstanding, the Issuer and the Guarantor, when authorized by or pursuant to Resolutions of their respective Boards of Directors, and the Trustee may, from time to time and at any time, enter into an indenture or indentures supplemental hereto (which shall conform to the provisions of the Trust Indenture Act of 1939 as in force at the date of execution thereof) for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of any supplemental indenture or of modifying in any manner the rights and obligations of the Issuer and the Guarantor and the rights of the holders of the Securities of all such series; provided that no such supplemental indenture shall (a) extend the fixed maturity of any Security, or reduce the principal amount thereof, or reduce the rate or change the manner of calculation of interest thereon or extend the time of payment of interest thereon, or change any obligation of the Issuer or the Guarantor to pay Additional Amounts pursuant to Section 3.7 or reduce any Additional Amounts payable thereon (except as contemplated by Section 10.6), or reduce any amount payable on redemption, or reduce the Overdue Rate thereof, or make the principal thereof or interest thereon payable in any coin or currency other than that provided in the Security, or reduce the amount of the principal of an Original Issue Discount Security that would be due and payable upon an acceleration of the maturity thereof pursuant to Section 4.1 or the amount thereof provable in bankruptcy pursuant to Section 4.2, or modify any of the provisions of this Indenture relating to the Guarantee provided by Section 13 in respect thereof in a manner adverse to holders of the Securities or impair, if the Securities provide therefor, any right of repayment at the option of the Securityholder, or impair the right of any Securityholder to institute suit for the enforcement of any required payment in respect of any Security on or after the fixed maturity thereof, without the consent of the holder of each Security so affected, or (b) reduce the aforesaid percentage of Securities the consent of the holders of which is required for any such supplemental indenture or for the waiver of any provisions of, or Event of Default or defaults under, this Indenture, without, in each case, the consent of the holders of each Security so affected.

      A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of the Securityholders of such series with respect to such covenant or provision, shall be deemed not to affect the rights under this


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
Indenture of the Securityholders of any other series. The preceding sentence shall not, however, raise any inference as to whether or not a particular series is affected by any supplemental indenture not referred to in such sentence.

      Upon the request of the Issuer and the Guarantor, accompanied by copies of Resolutions of their respective Boards of Directors certified in each case by the secretary or an assistant secretary or attesting secretary of the Issuer and the Guarantor authorizing the execution of any such supplemental indenture, and upon the filing with the Trustee of evidence of the consent of Securityholders as aforesaid and other documents, if any, required by Section 6.1, the Trustee shall join with the Issuer and the Guarantor in the execution of such supplemental indenture unless such supplemental indenture adversely affects the Trustee's open rights, duties or immunities under this Indenture or otherwise, in which case the Trustee may in its discretion, but shall not be obligated to, enter into such supplemental indenture.

      It shall not be necessary for the consent of the Securityholders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such consent shall approve the substance thereof.

      Promptly after the execution by the Issuer, the Guarantor and the Trustee of any supplemental indenture pursuant to the provisions of this Section 7.2, the Issuer shall mail a notice thereof to the holders of Securities of each series affected thereby at their addresses as they shall appear in the Register, setting forth in general terms the substance of such supplemental indenture. Any failure of the Issuer to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

      SECTION 7.3 EFFECT OF SUPPLEMENTAL INDENTURE. Upon the execution of any supplemental indenture pursuant to the provisions hereof, this Indenture shall be and be deemed to be modified and amended in accordance therewith and the respective rights, limitations of rights, obligations, duties and immunities under this Indenture of the Trustee, the Issuer, the Guarantor and the holders of Securities of each series affected thereby shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

      SECTION 7.4 CERTAIN DOCUMENTS TO BE GIVEN TO TRUSTEE. The Trustee, subject to the requirements of the Trust Indenture Act of 1939 and Section 5.1, may request an Officers' Certificate and an Opinion of Counsel as a condition to entering into any supplemental indenture pursuant to this Article Seven and the delivery thereof to the Trustee shall constitute conclusive evidence that any supplemental indenture to be executed pursuant to this Article Seven complies with the requirements of this Article. Notwithstanding anything else herein contained, the Trustee shall not be obligated to enter into any supplemental indenture pursuant to this Article Seven which may, in the opinion of the Trustee, adversely affect its rights, duties, liabilities, protections, privileges, indemnities or immunities under this Indenture or otherwise.

      SECTION 7.5 NOTATION ON SECURITIES. Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to the provisions of this


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
Article may bear a notation in form approved by the Trustee for such series as to any matter provided for by such supplemental indenture or as to any action taken at any such meeting. If the Issuer, the Guarantor or the Trustee shall so determine, new Securities of any series so modified as to conform, in the opinion of the Trustee, the Guarantor and the Issuer, to any modification of this Indenture contained in any such supplemental indenture may be prepared and executed by the Issuer and the Guarantor, authenticated by the Trustee and delivered in exchange for the Securities of such series then Outstanding.

                                  ARTICLE EIGHT

                CONSOLIDATION, MERGER, SALE, CONVEYANCE AND LEASE

      SECTION 8.1 ISSUER, GUARANTOR MAY CONSOLIDATE, ETC., ON CERTAIN TERMS.

      (a) Nothing contained in this Indenture or in any of the Securities shall prevent any consolidation or merger of the Issuer with or into any other Person or Persons (whether or not affiliated with the Issuer), or successive consolidations or mergers in which the Issuer or its successor or successors shall be a party or parties, or shall prevent any sale, conveyance, transfer or lease of all or substantially all the property of the Issuer to any other Person (whether or not affiliated with the Issuer) authorized to acquire and operate the same; provided, however, the Issuer hereby covenants and agrees, that upon any such consolidation, merger, sale, conveyance, transfer or lease, (i) the due and punctual payment of the principal of and interest, if any, on all of the Securities, according to their tenor and the due and punctual performance and observance of all of the covenants and conditions of this Indenture to be performed by the Issuer shall be expressly assumed, by supplemental indenture satisfactory in form to the Trustee, executed and delivered to the Trustee by the Person (if other than the Issuer) formed by such consolidation, or into which the Issuer shall have been merged, or by the Person which shall have acquired or leased such property and (ii) after giving effect to such transaction, no Event of Default and no event which, after notice or lapse of time or both, would become an Event of Default shall have occurred and be continuing.

      (b) Nothing contained in this Indenture or in any of the Securities shall prevent any consolidation or merger of the Guarantor with or into any other Person or Persons (whether or not affiliated with the Guarantor), or successive consolidations or mergers in which the Guarantor or its successor or successors shall be a party or parties, or shall prevent any sale, conveyance, transfer or lease of all or substantially all the property of the Guarantor, to any other Person (whether or not affiliated with the Guarantor) authorized to acquire and operate the same; provided, however, the Guarantor hereby covenants and agrees, that upon any such consolidation, merger, sale, conveyance, transfer or lease, (i) the due and punctual performance of the Guarantees and the due and punctual performance and observance of all of the covenants and conditions of this Indenture to be performed by Guarantor shall be expressly assumed, by supplemental indenture satisfactory in form to the Trustee, executed and delivered to the Trustee by the Person (if other than the Guarantor) formed by such consolidation, or into which the Guarantor shall have been merged, or by the Person which shall have acquired or leased such property and (ii) after giving effect to such transaction, no Event of Default and no event which, after notice or lapse of time or both, would become an Event of Default shall have occurred and be continuing.



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
      SECTION 8.2 SUCCESSOR PERSON TO BE SUBSTITUTED. (a) In case of any consolidation, merger, sale, conveyance, transfer or lease referred to in
Section 8.1 and upon the assumption by the successor Person, by supplemental indenture, executed and delivered to the Trustee and satisfactory in form to the Trustee, of, the due and punctual payment of the principal of and interest, if any, on all of the Securities by the Issuer or the due and punctual performance of the Guarantees by the Guarantor and the due and punctual performance of all of the covenants and conditions of this Indenture to be performed by the Issuer or the Guarantor, such successor Person shall succeed to and be substituted for the Issuer or the Guarantor with the same effect as if it had been named herein as the party of the first part. Such changes in phraseology and form (but not in substance) may be made in the Securities thereafter to be issued as may be appropriate.

      (b) In the case of a successor Person to the Issuer, such successor Person thereupon may cause to be signed, and may issue either in its own name or in the name of the Issuer, any or all of the Securities issuable hereunder which theretofore shall not have been signed by the Issuer and delivered to the Trustee; and, upon the order of such successor Person instead of the Issuer and subject to all the terms, conditions and limitations in this Indenture prescribed, the Trustee shall authenticate and shall deliver any Securities which previously shall have been signed and delivered by the officers of the Issuer to the Trustee for authentication, and any Securities which such successor Person thereafter shall cause to be signed and delivered to the Trustee for that purpose. In the case of a successor Person to the Guarantor, such successor Person thereupon may cause to be signed and may have noted or endorsed on the Securities in its own name or in the name of the Guarantor, any or all of the Guarantees provided for hereunder which theretofore shall not have been signed by the Guarantor and delivered to the Trustee; and, upon the order of such successor Person instead of the Guarantor and subject to all the terms, conditions and limitations in this Indenture prescribed, the Trustee shall authenticate and shall deliver any Securities with the Guarantee noted or endorsed thereon which previously shall have been signed and delivered by the officers of the Issuer and the Guarantor to the Trustee for authentication and any Securities with the Guarantee noted or endorsed thereon which such successor Person shall cause to be signed and delivered to the Trustee for that purpose. All the Securities (with the Guarantee noted or enclosed thereon) so issued shall in all respects have the same legal rank and benefit under this Indenture as the Securities theretofore or thereafter issued in accordance with the terms of this Indenture as though all of such Securities had been issued at the date of the execution hereof. In the event of any such sale, conveyance or transfer, but not any such lease, the Issuer or the Guarantor or any successor Person which shall theretofore have become such in the manner described in this Article Eight shall be discharged from all obligations and covenants under this Indenture and the Securities and the Guarantees and may be dissolved and liquidated.

      SECTION 8.3 OPINION OF COUNSEL AND OFFICERS' CERTIFICATE TO BE GIVEN TO TRUSTEE. The Trustee, subject to the requirements of the Trust Indenture Act of 1939 and Section 5.1, may require delivery of an Opinion of Counsel and respective Officers' Certificates of the Issuer and the Guarantor as conclusive evidence that any such consolidation, merger, sale, conveyance, transfer or lease complies with the provisions of this Article Eight.



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                                  ARTICLE NINE

            SATISFACTION AND DISCHARGE OF INDENTURE; UNCLAIMED MONEYS

      SECTION 9.1 SATISFACTION AND DISCHARGE OF INDENTURE. If at any time (a) the Issuer shall have paid or caused to be paid the principal of and interest on all the Securities of any particular series Outstanding hereunder (other than Securities which have been mutilated, defaced, destroyed, lost or stolen and which have been replaced or paid as provided in Section 2.11 or in lieu of or in substitution for which other Securities shall have been authenticated and delivered) as and when the same shall have become due and payable, or (b) if the Issuer has delivered to the Trustee for cancellation all Securities of such series theretofore authenticated (other than any Securities of such series which shall have been mutilated, defaced, destroyed, lost or stolen and which shall have been replaced or paid as provided in Section 2.11 or in lieu of or in substitution for which other Securities shall have been authenticated and delivered) and not theretofore canceled, or (c)(i) all the Securities of such series not theretofore canceled or delivered to the Trustee for cancellation shall have become due and payable, or are by their terms to become due and payable within one year or are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption, and (ii) the Issuer shall have irrevocably deposited or caused to be deposited with the Trustee as trust funds the entire amount in cash (other than moneys repaid by the Trustee or any paying agent to the Issuer in accordance with
Section 9.4) sufficient to pay at maturity or upon redemption all Securities of such series not theretofore delivered to the Trustee for cancellation (other than any Securities of such series which shall have been mutilated, defaced, destroyed, lost or stolen which have been replaced or paid as provided in
Section 2.11 or in lieu of or in substitution for which other Securities shall have been authenticated and delivered), including principal and interest, if any, due or to become due to such date of maturity or the date fixed for redemption, as the case may be, and if, in any such case, the Issuer shall also pay or make arrangements satisfactory in the reasonable opinion of the Trustee for the payment thereof all other sums payable hereunder by the Issuer with respect to Securities of such series, then this Indenture shall cease to be of further effect with respect to Securities of such series (except as to (i) rights of registration of transfer and exchange, and the Issuer's right of optional redemption, (ii) substitution of mutilated, defaced, destroyed, lost or stolen Securities, (iii) rights of Securityholders to receive payments of principal thereof and interest, if any, thereon, and remaining rights of the Securityholders to receive mandatory sinking fund payments, if any, (iv) the rights, obligations and immunities of the Trustee hereunder, including its rights under Section 5.5 and (v) the rights of the Securityholders of such series as beneficiaries hereof with respect to the property so deposited with the Trustee payable to all or any of them), and the Trustee, on demand of the Issuer accompanied by an Officers' Certificate and an Opinion of Counsel and at the cost and expense of the Issuer, shall execute proper instruments acknowledging such satisfaction of and discharging this Indenture with respect to such series.

      SECTION 9.2 APPLICATION BY TRUSTEE OF FUNDS DEPOSITED FOR PAYMENT OF SECURITIES. Subject to Section 9.4, all moneys deposited with the Trustee pursuant to Section 9.1 shall be held in trust and applied by it to the payment, either directly or through any paying agent (including the Issuer acting as its own, or the Guarantor acting as, paying agent), to the holders of the particular Securities of such series for the payment or redemption of which such moneys have been deposited with the Trustee, of all sums due and to become due thereon for principal and interest, if any.

      SECTION 9.3 REPAYMENT OF MONEYS HELD BY PAYING AGENT. In connection with the satisfaction and discharge of this Indenture with respect to Securities of any series, all moneys then held by any paying agent, other than the Trustee, under the provisions of this Indenture with respect to such series of Securities shall, upon demand of the Issuer, be repaid to it or paid to the Trustee and thereupon such paying agent shall be released from all further liability with respect to such moneys.

      SECTION 9.4 RETURN OF MONEYS HELD BY TRUSTEE AND PAYING AGENT UNCLAIMED FOR TWO YEARS. Any moneys deposited with or paid to the Trustee or any paying agent for the payment of the principal of or interest, if any, on any Security of any series and not applied but remaining unclaimed for two years after the date upon which such principal, premium or interest, as the case may be, shall have become due and payable, shall, upon the written request of the Issuer and unless otherwise required by mandatory provisions of applicable escheat or abandoned or unclaimed property law, be repaid to the Issuer by the Trustee for such series or such paying agent, and the holder of such Security of such series shall, unless otherwise required by mandatory provisions of applicable escheat or abandoned or unclaimed property laws, thereafter look only to the Issuer for any payment which such holder may be entitled to collect.

                                   ARTICLE TEN

                   REDEMPTION OF SECURITIES AND SINKING FUNDS

      SECTION 10.1 APPLICABILITY OF ARTICLE. The provisions of this Article shall be applicable to the Securities of any series which are redeemable before their maturity and to any sinking fund for the retirement of Securities of a series except as otherwise specified as contemplated by Section 2.5 for Securities of such series.

      SECTION 10.2 NOTICE OF REDEMPTION; SELECTION OF SECURITIES. In case the Issuer shall desire to exercise any right to redeem all or any part of the Securities of any series in accordance with their terms, the Issuer shall fix a date for redemption and the Issuer, or at the request and at the expense of the Issuer, the Trustee shall mail a notice of such redemption, at least 30 days and not more than 60 days prior to the date fixed for redemption, to the holders of Securities of such series so to be redeemed in whole or in part at their last addresses as they shall appear in the Register. Any notice which is mailed in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the holder receives the notice. Failure to give notice by mail, or any defect in the notice, to the holder of any Security of a series designated for redemption as a whole or in part shall not affect the validity of the proceedings for the redemption of any other Security of such series.

      The notice of redemption to each such holder shall specify the date fixed for redemption, the redemption price, the place or places of payment, that payment will be made upon presentation and surrender of such Securities, that any interest accrued to the date fixed for redemption will be paid as specified in such notice and that on and after said date any interest thereon or on the portions thereof to be redeemed will cease to accrue. If less than all of the Outstanding Securities of a series are to be redeemed, the notice of redemption shall specify the number or numbers or distinguishing symbol or symbols of the Securities to be redeemed. In case any Security of a series is to be redeemed in part, only the notice of redemption shall state the portion of the principal amount thereof to be redeemed and shall state that on and after the date fixed for redemption, upon surrender of such Security, a new Security or Securities of such series in principal amount equal to the unredeemed portion thereof will be issued.

      Prior to the redemption date specified in the notice of redemption given as provided in this Section, the Issuer will deposit with the Trustee or with one or more paying agents (or, if the Issuer is acting as its own paying agent, segregate and hold in trust as required by the Trust Indenture Act of 1939) an amount of money (in the currency or units of currency in which the Securities so called for redemption are denominated or an appropriate equivalent thereof) sufficient to redeem on the redemption date all the Securities of such series or portions thereof so called for redemption at the appropriate redemption price, together with accrued interest to the date fixed for redemption. If less than all the Outstanding Securities of a series are to be redeemed (or less than the full principal amount of each Security in such series is to be redeemed), the Issuer will deliver to the Trustee at least 60 days prior to the date fixed for redemption (or such shorter period if acceptable to the Trustee) an Officers' Certificate stating the aggregate principal amount of Securities to be redeemed and, if the Trustee is not acting as the repository of the Register for such series, a current list of all Outstanding Securities of such series.

      If less than all the Outstanding Securities of a series are to be redeemed, the Trustee shall select, in such manner as it shall deem appropriate and fair, Securities of such series to be redeemed in whole or in part. Except as otherwise specified for Securities of a particular series pursuant to Section 2.5, Securities may be redeemed in part in amounts equal to the minimum authorized denomination for Securities of such series or any multiple thereof. The Trustee shall promptly notify the Issuer in writing of the Securities of such series selected for redemption and, in the case of any Securities of such series selected for partial redemption, the principal amount thereof to be redeemed.

      For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities of any series shall relate, in the case of any Security redeemed or to be redeemed only in part, to the portion of the principal amount of such Security which has been or is to be redeemed.

      SECTION 10.3 PAYMENT OF SECURITIES CALLED FOR REDEMPTION. If notice of redemption has been given as provided in Section 10.2 above, the Securities or portions of Securities specified in such notice shall become due and payable on the date and at the place or places stated in such notice at the applicable redemption price, together with interest accrued to the date fixed for redemption, and on and after said date (unless the Issuer shall default in the payment of such Securities or portions thereof at the redemption price, together with interest accrued to said date) interest on the Securities or portions of Securities so called for redemption shall cease to accrue and, except as provided in Sections 5.4 and 9.4, such Securities shall cease from and after the date fixed for redemption to be entitled to any benefit or security under this Indenture, and the holders of such Securities shall have no right in respect of such Securities except the right to receive the redemption price thereof and unpaid interest to the date fixed for redemption. On presentation and surrender of such Securities at a place of payment specified in said notice, said Securities or the specified portions thereof shall be paid and redeemed by the Issuer at the applicable redemption price, together with interest accrued thereon to the date fixed for redemption;

provided that if the date fixed for redemption is an interest payment date, the interest due on that date shall be payable to the holders of such Securities registered as such on the relevant record date according to their terms.

      If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal thereof so to be redeemed shall, until paid or duly provided for, bear interest from the date fixed for redemption at the Overdue Rate applicable to such series.

      Upon presentation of any Security redeemed in part only, the Issuer shall execute, the Guarantor shall note or endorse the Guarantee thereon and the Trustee shall authenticate and deliver to or on the order of the holder thereof, at the expense of the Issuer, a new Security or Securities of such series, of authorized denominations, in principal amount equal to the unredeemed portion of the Security so presented.

      SECTION 10.4 EXCLUSION OF CERTAIN SECURITIES FROM ELIGIBILITY FOR SELECTION FOR REDEMPTION. Securities shall be excluded from eligibility for selection for redemption if they are identified by registration and certificate number or other distinguishing symbol in a written statement signed by an authorized officer of the Issuer and delivered to the Trustee at least 10 days prior to the date on which Securities are to be selected for redemption as being owned of record and beneficially by, and not pledged or hypothecated by, either
(a) the Issuer or (b) an entity specifically identified in such written statement directly or indirectly controlling or controlled by or under direct or indirect common control with the Issuer.

      SECTION 10.5 MANDATORY AND OPTIONAL SINKING FUNDS. The minimum amount of any sinking fund payment provided for by the terms of Securities of any series is herein referred to as a "mandatory sinking fund payment", and any payment in excess of such minimum amount provided for by the terms of Securities of any series is herein referred to as an "optional sinking fund payment". The date on which a sinking fund payment is to be made is herein referred to as the "sinking fund payment date".

      In lieu of making all or any part of any mandatory sinking fund payment with respect to any series of Securities in cash, the Issuer may at its option
(a) deliver to the Trustee Securities of such series theretofore purchased or otherwise acquired (except upon redemption pursuant to the mandatory sinking fund) by the Issuer or receive credit for Securities of such series (not previously so credited) theretofore purchased or otherwise acquired (except as aforesaid) by the Issuer and delivered to the Trustee for cancellation pursuant to Section 2.12, (b) receive credit for optional sinking fund payments (not previously so credited) made pursuant to this Section, or (c) receive credit for Securities of such series (not previously so credited) redeemed by the Issuer through any optional redemption provision contained in the terms of such series. Securities so delivered or credited shall be received or credited by the Trustee at the sinking fund redemption price specified in such Securities, and the amount of such mandatory sinking fund payment shall be reduced accordingly.

      On or before the sixtieth day next preceding each sinking fund payment date for any series of Securities, the Issuer will deliver to the Trustee a certificate of the Issuer (which need not contain the statements required by the Trust Indenture Act of 1939) signed by an officer of the Issuer who is one of the officers authorized to sign an Officers' Certificate (a) specifying the portion, if any, of the mandatory sinking fund payment to be satisfied by payment of cash and the portion, if any, to be satisfied by credit of Securities of such series, (b) stating that none of such Securities has theretofore been so credited, (c) stating that no Event of Default with respect to such series has occurred (which has not been waived or cured) and is continuing, and (d) stating whether or not the Issuer intends to exercise its right to make an optional sinking fund payment with respect to such series and, if so, specifying the amount of such optional sinking fund payment which the Issuer intends to pay on or before the next succeeding sinking fund payment date. Any Securities of such series to be credited and required to be delivered to the Trustee in order for the Issuer to be entitled to credit therefor as aforesaid which have not theretofore been delivered to the Trustee shall be delivered for cancellation pursuant to Section 2.12 to the Trustee with such certificate. Such certificate shall be irrevocable and upon its receipt by the Trustee, the Issuer shall become obligated to make all the cash payments or payments therein referred to, if any (which cash may be deposited with the Trustee or with one or more paying agents, or, if the Issuer is acting as its own paying agent, segregated and held in trust as required by the Trust Indenture Act of 1939), on or before the next succeeding sinking fund payment date. Failure of the Issuer, on or before any such sixtieth day, to deliver such certificate and securities specified in this paragraph, if any, shall not constitute a default but shall constitute, on and as of such date, the irrevocable election of the Issuer (i) that the mandatory sinking fund payment for such series due on the next succeeding sinking fund payment date shall be paid entirely in cash without the option to deliver or credit Securities of such series in respect thereof, and (ii) that the Issuer will make no optional sinking fund payment with respect to such series as provided in this Section.

      If the sinking fund payment or payments (mandatory or optional or both) to be made in cash on the next succeeding sinking fund payment date plus any unused balance of any preceding sinking fund payments made in cash shall exceed U.S. $100,000 in respect of Securities issued in the United States or Cdn.$100,000 in respect of Securities issued in Canada or, if payments on Securities of such series are to be made in a currency other than U.S. dollars or Canadian dollars or in units or composites of two or more currencies, the equivalent thereof in the relevant currency or unit or composite currency (or such other amount as is specified for a particular series of Securities pursuant to Section 2.5), or a lesser sum if the Issuer shall so request, with respect to the Securities of any particular series, such cash shall be applied by the Trustee (or by the Issuer or the Guarantor if the Issuer or the Guarantor is acting as paying agent) on the sinking fund payment date on which such payment is made (or, if such payment is made before a sinking fund payment date, on the next sinking fund payment date following the date of such payment) to the redemption of such Securities at the sinking fund redemption price specified in such Securities for operation of the sinking fund together with accrued interest, if any, to the date fixed for redemption. If such amount shall be U.S. $100,000 in respect of Securities issued in the United States or Cdn.$100,000 in respect of Securities issued in Canada or if payments on Securities of such series are to be made in a currency other than U.S. dollars or Canadian dollars, as the case may be, or in units or composites of two or more currencies, the equivalent thereof in the relevant currency or unit or composite currency (or such other amount as is specified for the particular series pursuant to Section 2.5), or less and the Issuer makes no such request then it shall be carried over until a sum in excess of U.S. $100,000 in respect of Securities issued in the United States or Cdn.$100,000 in respect of Securities issued in Canada, or the equivalent thereof in the relevant currency or unit or composite currency, is available.

      The Trustee shall select, in the manner provided in Section 10.2, for redemption on such sinking fund payment date Securities of such series to absorb said cash, as nearly as may be, and shall (if requested in writing by the Issuer) inform the Issuer of the serial numbers or other distinguishing symbols of the Securities of such series (or portions thereof) so selected. If the Trustee shall be required to select Securities of any series for the sinking fund and is not acting as repository of the Register for such series, at least 60 days prior to the sinking fund payment date, the Issuer shall furnish to the Trustee a current list of all Outstanding Securities of such series. Securities of any series which are (a) owned by the Issuer or an entity known by the Trustee to be directly or indirectly controlling or controlled by or under direct or indirect common control with the Issuer, as shown by the Register, and not known to the Trustee to have been pledged or hypothecated by the Issuer or any such entity, or (b) identified in an Officers' Certificate at least 60 days prior to the sinking fund payment date as being beneficially owned by, and not pledged or hypothecated by, the Issuer or an entity directly or indirectly controlling or controlled by or under direct or indirect common control with the Issuer, shall be excluded from Securities of such series eligible for selection for redemption. The Trustee, in the name and at the expense of the Issuer (or the Issuer, if it shall so request the Trustee in writing) shall cause notice of redemption of the Securities of such series to be given in substantially the manner provided in Section 10.2, except that the notice of redemption shall also state that the Securities are being redeemed by operation of the sinking fund (and with the effect provided in Section 10.3) for the redemption of Securities of such series in part at the option of the Issuer. The amount of any sinking fund payments not so applied or allocated by the Trustee (or by the Issuer if the Issuer is acting as its own paying agent) to the redemption of Securities of such series shall be added to the next cash sinking fund payment received by the Trustee (or if the Issuer is acting as its own paying agent, segregated and held in trust as required by the Trust Indenture Act of 1939) for such series and, together with such payment (or such amount so segregated), shall be applied in accordance with the provisions of this Section 10.5. Any and all sinking fund moneys held by the Trustee (or if the Issuer is acting as its own paying agent, segregated and held in trust as required by the Trust Indenture Act of 1939) on the stated maturity date of the Securities of any particular series (or earlier, if such maturity is accelerated), which are not held for the payment or redemption of particular Securities of such series shall be applied by the Trustee (or by the Issuer or the Guarantor if the Issuer or the Guarantor is acting as paying agent), together with other moneys, if necessary, sufficient for the purpose, to the payment of the principal of, and interest on, the Securities of such series at maturity.

      On or before each sinking fund payment date, the Issuer shall pay to the Trustee in cash (or if the Issuer is acting as its own paying agent will segregate and hold in trust as required by the Trust Indenture Act of 1939) or shall otherwise provide for the payment of all interest accrued to the date fixed for redemption on Securities (or portions thereof) to be redeemed on such sinking fund payment date.

      Neither the Issuer nor the Trustee shall redeem or cause to be redeemed any Securities of a series with sinking fund moneys or mail any notice of redemption of Securities for such series by operation of the sinking fund during the continuance of a default in payment of interest, if any, on such Securities or of any Event of Default (other than an Event of Default occurring as a consequence of this paragraph, with respect to such Securities) except that, where the mailing of notice of redemption of any Securities shall theretofore have been made, the Trustee (or the Issuer or the Guarantor if the Issuer or the Guarantor is acting as paying agent) shall redeem or cause to be redeemed such Securities, provided that it shall have received from the Issuer (or the Issuer shall have segregated) a sum sufficient for such redemption. Except as aforesaid, any moneys in the sinking fund for such series at the time when any such default or Event of Default shall occur, and any moneys thereafter paid into the sinking fund, shall, during the continuance of such default or Event of Default, be deemed to have been collected under Article Four and held for the payment of all such Securities. Notwithstanding anything in the foregoing to the contrary, in case such default or Event of Default shall have been waived as provided in
Section 4.9 or the default or Event of Default cured on or before the sixtieth day preceding the sinking fund payment date in any year, such moneys shall thereafter be applied on the next succeeding sinking fund payment date in accordance with this Section 10.5 to the redemption of such Securities.

      SECTION 10.6 REDEMPTION FOR TAX REASONS. If, with respect to Securities of any series it is specified pursuant to Section 2.5 that Section 3.7 and this
Section 10.6 shall be applicable to Securities of such series, at any time after the date of issuance of Securities of such series pursuant to this Indenture, as a result of any change in, or amendment to, the laws, including any regulations or rulings promulgated thereunder, of Canada or any political subdivision thereof or any authority therein or thereof having power to tax or as a result of any change, amendment or application or interpretation of such laws, where the amendment or change becomes effective on or after the date on which the underwriting, subscription, distribution, or similar agreement (an "Issuance Agreement") is executed for such series of Securities and if no such Issuance Agreement is executed, the date on which such series of Securities are first offered for sale, or which proposal is made after such date, or as a result of any action taken by any taxing authority of Canada which action is taken or becomes generally known after such date, or any commencement of a proceeding in a court of competent jurisdiction in Canada after such date, whether or not such action was or such proceeding was brought with respect to the Issuer, the Issuer becomes, or will become, obligated to pay any Additional Amounts with respect to Securities of such series, then the Securities of such series will be redeemable as a whole (but not in part), at the option of the Issuer, at any time upon not less than thirty (30) nor more than sixty (60) days' notice given to the holders at their principal amount together with accrued interest thereon (and any Additional Amounts payable with respect thereto) to the date fixed for redemption (the "Tax Redemption Date"). The Issuer will also pay to the holders of Securities of such series on the Tax Redemption Date any Additional Amount which would otherwise be payable. In order to effect a redemption of Securities of any such series as described in this Section 10.6, the Issuer shall deliver to the Trustee at least forty-five (45) days prior to the Tax Redemption Date:
(i) a written notice stating that the Securities of such series are to be redeemed as a whole, specifying the redemption date and other pertinent information and (ii) an Opinion of Counsel to the effect that the Issuer has or will become obligated to pay Additional Amounts as a result of any such change or amendment. No notice of redemption may be given earlier than ninety (90) days prior to the earliest date on which the Issuer would be obligated to pay such Additional Amounts were a payment in respect of the Securities of such series then due. The notice shall additionally specify the Tax Redemption Date and all other information necessary to the mailing by the Trustee of notices of such redemption. The Trustee shall be entitled to rely conclusively upon the information so furnished by the Issuer in such notice and shall be under no duty to check the accuracy or completeness thereof. Such notice shall be irrevocable and upon its delivery the Issuer shall be obligated to make the payment or payments referred to therein to the Trustee.

                                 ARTICLE ELEVEN

                       DEFEASANCE AND COVENANT DEFEASANCE

      SECTION 11.1 APPLICABILITY OF ARTICLE; ISSUER'S OPTION TO EFFECT DEFEASANCE OR COVENANT DEFEASANCE. The Issuer may at its option, by or pursuant to a Resolution, at any time, with respect to the Securities of any series elect to have either Section 11.2 or Section 11.3 be applied to the Outstanding Securities of such series upon compliance with the conditions set forth below in this Article Eleven.

      SECTION 11.2 DEFEASANCE AND DISCHARGE. Upon the Issuer's exercise of the above option applicable to this Section, each of the Issuer and the Guarantor shall be deemed to have been discharged from its respective obligations with respect to the Outstanding Securities of such series and under the Guarantee in respect thereof, on the date the conditions set forth in Section 11.4 are satisfied (hereinafter, "defeasance"). For this purpose, such defeasance means that the Issuer and the Guarantor shall be deemed to have paid and discharged the entire indebtedness represented by the Outstanding Securities of such series and under the Guarantee in respect thereof, and to have satisfied all of their respective obligations under such Securities, the Guarantee in respect thereof and this Indenture insofar as such Securities are concerned (and the Trustee, at the expense of the Issuer and the Guarantor, shall execute proper instruments acknowledging the same), except for the following which shall survive until otherwise terminated or discharged hereunder: (a) the rights of holders of Outstanding Securities of such series and under the Guarantee in respect thereof, to receive, solely from the trust fund described in Section 11.4 and as more fully set forth in such Section, payments in respect of the principal of and interest on such Securities when such payments are due, (b) the Issuer's and the Guarantor's obligations with respect to such Securities under Sections 2.10, 2.11, 2.13, 3.2 and 3.3, (c) the rights, powers, trusts, duties, and immunities of the Trustee under Sections 2.11, 2.12, 2.13, 4.3, 5.5 and Article 9, and otherwise the duty of the Trustee to authenticate Securities of such series issued on registration of transfer or exchange and (d) this Article Eleven. Subject to compliance with this Article Eleven, the Issuer may exercise its option under this Section 11.2 notwithstanding the prior exercise of its option under Section 11.3 with respect to the Securities of such series.

      SECTION 11.3 COVENANT DEFEASANCE. Upon the Issuer's exercise of the above option applicable to this Section, the Issuer and the Guarantor shall be released from their respective obligations under Section 3.4 and Section 4.1 (c) with respect to the Outstanding Securities of such series and under the Guarantee in respect thereof, on and after the date the conditions set forth in
Section 11.4 are satisfied (hereinafter, "covenant defeasance"). For this purpose, such covenant defeasance means that, with respect to the Outstanding Securities of such series, the Issuer and the Guarantor may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such Section with respect to it, whether directly or indirectly by reason of any reference elsewhere herein to any such Section or by reason of any reference in any such Section to any other provision herein or in any other document, but the remainder of this Indenture and such Securities shall be unaffected thereby.

      SECTION 11.4 CONDITIONS TO DEFEASANCE OR COVENANT DEFEASANCE. The following shall be the conditions to application of either Section 11.2 or
Section 11.3 to the Outstanding Securities of such series and the Guarantee in respect thereof:

            (a) the Issuer shall irrevocably have deposited or caused to be deposited with the Trustee (or another trustee satisfying the requirements of Section 5.7 who shall agree to comply with the provisions of this Article Eleven applicable to it) as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the holders of such Securities,
      (A) money in an amount, or (B) U.S. Government Obligations in respect of Securities issued in U.S. dollars and Canadian Government Obligations in respect of Securities issued in Canadian dollars which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, money in an amount, or (C) a combination thereof, sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee (or other qualifying trustee) to pay and discharge,
      (i) the principal of and each installment of principal of and interest on the Outstanding Securities of such series on the stated maturity of such principal or installment of principal or interest, and (ii) any mandatory sinking fund payments or analogous payments applicable to the Outstanding Securities of such series on the day on which such payments are due and payable in accordance with the terms of this Indenture and of such Securities. For this purpose, "U.S. Government Obligations" means securities that are (x) direct obligations of the United States of America for the payment of which its full faith and credit is pledged or (y) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the payment of which is unconditionally guaranteed, as a full faith and credit obligation by the United States of America, which, in either case, are not callable or redeemable at the option of the issuer thereof, and shall also include a depositary receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act) as custodian with respect to any such U.S. Government Obligation or a specific payment of principal of or interest on any such U.S. Government Obligation held by such custodian for the account of the holder of such depositary receipt, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depositary receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of principal of or interest on the U.S. Government Obligation evidenced by such depositary receipt.

            For this purpose, "Canadian Government Obligations" means securities that are (x) direct obligations of the Government of Canada for the payment of which its full faith and credit is pledged or (y) obligations of the Person acting as an agency or instrumentality of the Government of Canada, the payment of which is unconditionally guaranteed, as a full faith and credit obligation by the Government of Canada or (z) the direct obligations of any Province of Canada for the payment of which such Province's full faith and credit is pledged, which, in any case, are not callable or redeemable at the option of the issuer thereof.

            (b) No Event of Default or event which with notice or lapse of time or both would become an Event of Default with respect to the Securities of such series shall have occurred and be continuing on the date of such deposit.

            (c) Such defeasance or covenant defeasance shall not cause the Trustee for the Securities of such series to have a conflicting interest for purposes of the Trust Indenture Act of 1939 with respect to any securities of the Issuer or the Guarantor.

            (d) Such defeasance or covenant defeasance shall not result in a breach or violation of, or constitute a default under, this Indenture or any other agreement or instrument to which the Issuer or the Guarantor is a party or by which it is bound.

            (e) Such defeasance or covenant defeasance shall not cause any Securities of such series then listed on any registered national securities exchange under the Exchange Act, as amended, or any other stock exchange located in Canada, as applicable, to be delisted.

            (f) In the case of an election under Section 11.2 with respect to Securities issued in the United States, the Issuer shall have delivered to the Trustee an Opinion of Counsel stating that (x) the Issuer has received from, or there has been published by, the Internal Revenue Service a ruling, or (y) since the date of this Indenture there has been a change in the applicable Federal income tax law, in either case to the effect that, and based thereon such opinion shall confirm that, the holders of the Outstanding Securities of such series will not recognize income, gain or loss for Federal income tax purposes as a result of such defeasance and will be subject to Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such defeasance had not occurred.

            In the case of an election under Section 11.2 with respect to Securities issued in Canada, the Issuer shall have delivered to the Trustee an Opinion of Counsel in Canada and/or a ruling of the Canada Customs and Revenue Agency to the effect that the holders of the Outstanding Securities of such series will not recognize income, gain or loss for Canadian federal or provincial income or other tax purposes as a result of such defeasance and will be subject to Canadian federal or provincial income or other tax on the same amounts, in the same manner and at the same time as would have been the case if such defeasance had not occurred (for purposes of such Opinion of Counsel, such Canadian counsel shall assume that holders of Securities include holders who are not resident of Canada).

            (g) In the case of an election under Section 11.3 with respect to Securities issued in the United States, the Issuer shall have delivered to the Trustee an Opinion of Counsel to the effect that the holders of the Outstanding Securities of such series will not recognize income, gain or loss for Federal income tax purposes as a result of such covenant defeasance and will be subject to Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such covenant defeasance had not occurred.

            In the case of an election under Section 11.3 with respect to Securities issued in Canada, the Issuer shall have delivered to the Trustee an Opinion of Counsel in Canada to the effect that the holders of the Outstanding Securities of such series will not recognize income, gain or loss for Canadian federal or provincial or other income tax purposes as a result of such covenant defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such covenant defeasance had not occurred (for purposes of such Opinion of Counsel, such Canadian counsel shall assume that holders of Securities include holders who are not resident of Canada).

            (h) The Issuer shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent provided for relating to either the defeasance under Section
      11.2 or the covenant defeasance under Section 11.3 (as the case may be) have been complied with, and shall have paid (or made arrangements satisfactory to the Trustee for the payment thereof) all amounts payable to the Trustee hereunder which have accrued or will accrue until the Securities have been paid in full.

      SECTION 11.5 DEPOSITED MONEY, U.S. GOVERNMENT OBLIGATIONS AND CANADIAN GOVERNMENT OBLIGATIONS TO BE HELD IN TRUST; OTHER MISCELLANEOUS PROVISIONS. Subject to the provisions of Section 9.4, all money and U.S. Government Obligations and Canadian Government Obligations (including the proceeds thereof) deposited with the Trustee (or other qualifying trustee -- collectively, for purposes of this Section 11.5, the "Trustee") pursuant to Section 11.4 in respect of the Outstanding Securities of such series shall be held in trust and applied by the Trustee, in accordance with the provisions of such Securities and this Indenture, to the payment, either directly or through any paying agent (including the Issuer or the Guarantor acting as its own paying agent) as the Trustee may determine, to the holders of such Securities, of all sums due and to become due thereon in respect of principal and interest, but such money need not be segregated from other funds except to the extent required by law.

      The Issuer shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the U.S. Government Obligations or Canadian Government Obligations deposited pursuant to Section 11.4 or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the holders of the Outstanding Securities of such series.

      Anything in this Article Eleven to the contrary notwithstanding, the Trustee shall deliver or pay to the Issuer from time to time upon the Issuer's request any money or U.S. Government Obligations or Canadian Government Obligations held by it as provided in Section 11.4 which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof which would then be required to be deposited to effect an equivalent defeasance or covenant defeasance.

                                 ARTICLE TWELVE

                            MISCELLANEOUS PROVISIONS

      SECTION 12.1 INCORPORATORS, STOCKHOLDERS, OFFICERS AND DIRECTORS OF ISSUER AND GUARANTOR EXEMPT FROM INDIVIDUAL LIABILITY. No recourse under or upon any obligation, covenant or agreement contained in this Indenture, or in any Security, or because of any indebtedness evidenced thereby, shall be had against any incorporator, as such or against any past, present or future stockholder, official or director, as such, of the Issuer, the Guarantor or of any of their respective successors, either directly or through the Issuer, the Guarantor or of any of their respective successors, under any rule of law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released by the acceptance of the Securities by the holders thereof and as part of the consideration for the issue of the Securities.

      SECTION 12.2 PROVISIONS OF INDENTURE FOR THE SOLE BENEFIT OF PARTIES AND SECURITYHOLDERS. Nothing in this Indenture or in the Securities, expressed or implied, shall give or be construed to give to any Person, firm or corporation, other than the parties hereto and their successors and assigns and the holders of the Securities, any legal or equitable right, remedy or claim under this Indenture or under any covenant, condition or provision herein contained, all such covenants and provisions being for the sole benefit of the parties hereto and their successors and of the holders of the Securities.

      SECTION 12.3 SUCCESSORS AND ASSIGNS OF ISSUER AND GUARANTOR BOUND BY INDENTURE. All the covenants, stipulations, promises and agreements contained in this Indenture by the Issuer and Guarantor shall bind their respective successors and assigns, whether so expressed or not.

      SECTION 12.4 NOTICES AND DEMANDS ON ISSUER, GUARANTOR, TRUSTEE AND SECURITYHOLDERS. Any notice or demand which by any provision of this Indenture is required or permitted to be given or served by the Trustee or by the holders of Securities to or on the Issuer or the Guarantor may be given or served by being deposited postage prepaid, first-class mail, in a post office letter box (except as otherwise specifically provided herein) addressed (until another address of the Issuer is furnished by the Issuer or the Guarantor to the Trustee) to Textron Financial Corporation, or Textron Financial Canada Funding Corp., as the case may be, in each case to 40 Westminster Street, P.O. Box 6687, Providence, Rhode Island 02940-6687, Attention: Treasurer and General Counsel. Any notice, direction, request or demand by the Issuer, the Guarantor or any Securityholder to or upon the Trustee shall be deemed to have been sufficiently given or made, for all purposes, if given or made in writing at the Corporate Trust Office.

      Where this Indenture provides for notice to Securityholders, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Securityholder entitled thereto, at such Securityholder's last address as it appears in the Register, except as otherwise specified pursuant to Section 2.5 with respect to Securities of any series. In any case where notice to Securityholders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Securityholder shall affect the sufficiency of such notice with respect to other Securityholders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Securityholders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver. Notwithstanding anything to the contrary elsewhere in this Indenture as to the giving of notice, any other form of written notice is sufficient, if received.

      In case, by reason of the suspension of or irregularities in regular mail service, it shall be impracticable to mail notice to the Issuer, the Guarantor, the Trustee or Securityholders when such notice is required to be given pursuant to any provision of this Indenture, then notwithstanding anything to the contrary elsewhere in this Indenture as to the giving of notice, any manner of giving such notice as shall be satisfactory to the Trustee shall be deemed to be a sufficient giving of such notice.

      SECTION 12.5 OFFICERS' CERTIFICATES AND OPINIONS OF COUNSEL; STATEMENTS TO BE CONTAINED THEREIN. Except as otherwise expressly provided in this Indenture, upon any application or demand by the Issuer or the Guarantor to the Trustee to take any action under any of the provisions of this Indenture, the Issuer or the Guarantor shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent have been complied with, except that in the case of any such application or demand as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or demand, no additional certificate or opinion need be furnished.

      Each certificate or opinion provided for in this Indenture and delivered to the Trustee with respect to compliance with a condition or covenant provided for in this Indenture shall include (a) a statement that the Person making such certificate or opinion has read such covenant or condition, (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based, (c) a statement that, in the opinion of such Person, he or she has made such examination or investigation as is necessary to enable him or her to express an informed opinion as to whether or not such covenant or condition has been complied with, and (d) a statement as to whether or not, in the opinion of such Person, such condition or covenant has been complied with.

      Any certificate, statement or opinion of an officer of the Issuer or the Guarantor may be based, insofar as it relates to legal matters, upon a certificate or opinion of or representations by counsel, unless such officer knows that the certificate or opinion or representations with respect to the matters upon which his or her certificate, statement or opinion may be based as aforesaid are erroneous. Any certificate, statement or Opinion of Counsel may be based, insofar as it relates to factual matters or information in the possession of the Issuer or the Guarantor, upon the certificate, statement or opinion of or representations by an officer or officers of the Issuer or the Guarantor, unless such counsel knows that the certificate, statement or opinion or representations with respect to the matters upon which his or her certificate, statement or opinion may be based as aforesaid are erroneous.

      Any certificate, statement or opinion of an officer of the Issuer, the Guarantor or of counsel may be based, insofar as it relates to accounting matters, upon a certificate or opinion of or representations by an accountant or firm of accountants in the employ of the Issuer or the Guarantor, unless such officer or counsel, as the case may be, knows that the certificate or opinion or representations with respect to the accounting matters upon which his or her certificate, statement or opinion may be based as aforesaid are erroneous.

      Any certificate or opinion of any independent firm of public accountants filed with the Trustee shall contain a statement that such firm is independent.

      All such certificates, statements or opinions shall otherwise be in form and substance reasonably satisfactory to the Trustee.

      SECTION 12.6 OFFICIAL ACTS BY SUCCESSOR ENTITY. Any act or proceeding by any provision of this Indenture authorized or required to be done or performed by any board, committee or officer of the Issuer or the Guarantor shall and may be done and performed with like force and effect by the like board, committee or officer of any entity that shall at the time be the lawful sole successor of the Issuer or the Guarantor.

      SECTION 12.7 PAYMENTS DUE ON SATURDAYS, SUNDAYS AND LEGAL HOLIDAYS. Except as otherwise specified pursuant to Section 2.5, if the date of maturity of interest on or principal of the Securities of any series or the date fixed for redemption or repayment of any such Security shall not be a Business Day, then payment of such interest, if any, or principal need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the date of maturity or the date fixed for redemption or repayment, and no interest shall accrue for the period from and after such date.

      SECTION 12.8 NEW YORK LAW TO GOVERN. This Indenture and each Security shall be governed by and construed in accordance with the laws of the State of New York, without regard to conflict of law principles.

      SECTION 12.9 COUNTERPARTS. This Indenture may be executed in any number of counterparts, each of which shall be an original; but such counterparts shall together constitute but one and the same instrument.

      SECTION 12.10 EFFECT OF HEADINGS. The Article and Section headings herein and the Table of Contents are for convenience of reference only, are not to be considered a part hereof and shall not affect the construction hereof.

      SECTION 12.11 CONFLICT WITH TRUST INDENTURE ACT. If any provision hereof limits, qualifies or conflicts with a provision of the Trust Indenture Act of 1939 that is required under such Act to be a part of and govern this Indenture, the latter provisions shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act of 1939 that may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or excluded, as the case may be.

      SECTION 12.12 SEVERABILITY. In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

      SECTION 12.13 JUDGMENT CURRENCY. The Company and the Guarantor each agrees, to the fullest extent that it may effectively do so under applicable law, that (a) if for the purpose of obtaining judgment in any court it is necessary to convert the sum due in respect of the principal of, or premium or interest, if any, or Additional Amounts on the Securities of any series (the "Required Currency") into a currency in which a judgment will be rendered (the "Judgment Currency"), the rate of exchange used shall be the rate at which in accordance with normal banking procedures the Trustee could purchase in The City of New York the requisite amount of the Required Currency with the Judgment Currency on the New York Banking Day preceding the day on which a final unappealable judgment is given and (b) its obligations under this Indenture to make payments in the Required Currency (i) shall not be discharged or satisfied by any tender, or any recovery pursuant to any judgment (whether or not entered in accordance with clause (a)), in any currency other than the Required Currency, except to the extent that such tender or recovery shall result in the actual receipt, by the payee, of the full amount of the Required Currency expressed to be payable in respect of such payments, (ii) shall be enforceable as an alternative or additional cause of action for the purpose of recovering in the Required Currency the amount, if any, by which such actual receipt shall fall short of the full amount of the Required Currency so expressed to be payable and (iii) shall not be affected by judgment being obtained for any other sum due under this Indenture. For purposes of the foregoing, "New York Banking Day" means any day except a Saturday, Sunday or a legal holiday in The City of New York or a day on which banking institutions in The City of New York are authorized or obligated by law, regulation or executive order to be closed.

      SECTION 12.14 SUBMISSION TO JURISDICTION. To the extent they may do so under applicable law, the Company and the Guarantor each agrees that any judicial proceedings instituted in relation to any matter arising under this Indenture, the Securities or any coupons appertaining thereto may be brought in any United States Federal or New York State court sitting in the Borough of Manhattan, The City of New York, New York to the extent that such court has subject matter jurisdiction over the controversy, and, by execution and delivery of this Indenture, the Company and the Guarantor each hereby irrevocably accepts, generally and unconditionally, the jurisdiction of the aforesaid courts, acknowledges their competence and irrevocably agrees to be bound by any judgment rendered in such proceeding. The Company and the Guarantor each also irrevocably and unconditionally waives for the benefit of the Trustee and the holders of the Securities and coupons any immunity from jurisdiction and any immunity from legal process (whether through service or notice, attachment prior to judgment, attachment in the aid of execution, execution or otherwise) in respect of this Indenture. The Company and the Guarantor each hereby irrevocably designates and appoints for the benefit of the Trustee and the holders of the Securities and coupons for the term of this Indenture Corporation Service Company, [ ], as its agent to receive on its behalf service of all process (with a copy of all such service of process to be delivered to Textron Financial Corporation, 40 Westminster Street, Providence, Rhode Island 02940-6687,
Attention: Treasurer) brought against it with respect to any such proceeding in any such court in The City of New York, such service being hereby acknowledged by each of the Company and the Guarantor to be effective and binding service on it in every respect whether or not the Company or the Guarantor, as the case may be, shall then be doing or shall have at any time done business in New York. Such appointment shall be irrevocable so long as any of the Securities or coupons or the respective obligations of the Company and the Guarantor hereunder remain outstanding, or until the appointment of a successor by the Company or the Guarantor, as the case may be, and such successor's acceptance of such appointment. Upon such acceptance, the Company or the Guarantor, as the case may be, shall notify the Trustee of the name and address of such successor. The Company and the Guarantor each further agrees for the benefit of the Trustee and the holders of the Securities and the coupons to take any and all action, including the execution and filing of any and all such documents and instruments, as may be necessary to continue such designation and appointment of said [ ] in full force and effect so long as any of the Securities or coupons or the respective obligations of the Company and the Guarantor hereunder shall be outstanding. The Trustee shall not be obligated and shall have no responsibility with respect to any failure by the Company or the Guarantor to take any such action. Nothing herein shall affect the right to serve process in any other manner permitted by any law or limit the right of the Trustee or any holder to institute proceedings against the Company or the Guarantor in the courts of any other jurisdiction or jurisdictions.


                                ARTICLE THIRTEEN

                             GUARANTEE OF SECURITIES

      SECTION 13.1 GUARANTEE. This Section 13.1 and Section 13.2 apply to the Securities of any series to the extent that the form of the Guarantee to be endorsed on such Securities is not otherwise specifically established as contemplated by Section 2.15.

      The Guarantor hereby fully and unconditionally guarantees to each holder of a Security of each series authenticated and delivered by the Trustee the due and punctual payment of the principal (including any amount due in respect of original issue discount) of, and any premium and interest on, and Additional Amounts with respect to, such Security, and the due and punctual payment of any sinking fund payments provided for pursuant to the terms of such Security, when and as the same shall become due and payable, whether at the stated maturity, by declaration of acceleration, call for redemption or otherwise, in accordance with the terms of such Security and of this Indenture. The Guarantor hereby agrees that its obligations hereunder shall be as if it were a principal debtor and not merely a surety, and shall be full, absolute and unconditional, irrespective of, and shall be unaffected by, any invalidity, irregularity or unenforceability of any Security of any series or this Indenture, any failure to enforce the provisions of any Security of any series or this Indenture, any waiver, modification, consent or indulgence granted to the Issuer with respect thereto, by the holder of any Security of any series or the Trustee, or any other circumstances which may otherwise constitute a legal or equitable discharge of a surety or guarantor. The Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of merger or bankruptcy of the Issuer, any right to require a proceeding first against the Issuer, the benefit of discussion, protest or notice with respect to any Security or the indebtedness evidenced thereby or with respect of any sinking fund payment required pursuant to the terms of a Security issued under this Indenture and all demands whatsoever, and covenants that this Guarantee will not be discharged with respect to any Security except by payment in full of the principal thereof and any premium and interest or Additional Amounts thereon or as provided in Article Nine, Section 8.2 or Article Eleven. The Guarantor further agrees that, as between the Guarantor, on the one hand, and the holders and the Trustee, on the other hand, the maturity of the obligations guaranteed hereby may be accelerated as provided in Article Four hereof for the purposes of this Guarantee, notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect of the obligations guaranteed hereby.

      This Guarantee shall continue to be effective or be reinstated, as the case may be, if at any time payment on any Security, in whole or in part, is rescinded or must otherwise be restored to the Issuer or the Guarantor upon the bankruptcy, liquidation or reorganization of the Issuer or otherwise.

      The Guarantor hereby waives, in favor of the holders and the Trustee, any and all of its rights, protections, privileges and defenses provided by any applicable law to a guarantor and waives any right of set-off which the Guarantor may have against the holder of a Security in respect of any amounts which are or may become payable by the holder of a Security to the Issuer.

      The Guarantor shall be subrogated to all rights of each holder of Securities against the Issuer in respect of any amounts paid to such holder by the Guarantor pursuant to the provisions of this Guarantee; provided, however, that the Guarantor shall not be entitled to enforce, or to receive any payments arising out of or based upon, such right of subrogation until the principal of and any premium and interest or Additional Amounts on all the Securities of the same series and of like tenor shall have been paid in full.

      The Guarantee shall be governed by and construed in accordance with the laws of the State of New York. The Guarantor agrees to pay any and all costs and expenses (including reasonable attorneys' fees and expenses) incurred by the Trustee or any holders in enforcing any rights under the Guarantee.

      No past, present or future stockholder, officer, director, employee or incorporator of the Guarantor shall have any personal liability under the Guarantee set forth in this Section 13.1 by reason of his or its status as such stockholder, officer, director, employee or incorporator.

      The Guarantee set forth in this Section 13.1 shall not be valid or become obligatory for any purpose with respect to a Security until the certificate of authentication on such Security shall have been signed by or on behalf of the Trustee.

      SECTION 13.2 EXECUTION OF GUARANTEE. To evidence its Guarantee to the holders specified in Section 13.1, the Guarantor hereby agrees to execute the Guarantee in substantially the form set forth in Section 2.15 to be endorsed on each Security authenticated and delivered by the Trustee. The Guarantor hereby agrees that its Guarantee set forth in Section 13.1 shall remain in full force and effect notwithstanding any failure to endorse on each Security such Guarantee. Each such Guarantee shall be signed on behalf of the Guarantor, by its President, one of its Vice Presidents, its Treasurer or its Secretary prior to the authentication of the Security on which it is endorsed, and the delivery of such Security by the Trustee, after the due authentication thereof by the Trustee hereunder, shall constitute due delivery of the Guarantee on behalf of the Guarantor. Such signatures upon the Guarantee may be manual or facsimile signatures of any present, past or future such officers and may be imprinted or otherwise reproduced below the Guarantee, and in case any such officer who shall have signed the Guarantee shall cease to hold such offices before the Security on which such Guarantee is endorsed shall have been authenticated and delivered by the Trustee or disposed of by the Issuer, such Security nevertheless may be authenticated and delivered or disposed of as though the person who signed the Guarantee had not ceased to hold such office of the Guarantor.

      SECTION 13.3 GUARANTOR ADDITIONAL AMOUNTS. If with respect to Securities of any series it is specified pursuant to Section 2.5 that this Article Thirteen shall apply to Securities of such series and to payments pursuant to any Guarantee, then all payments in respect of any Guarantee shall be made by the Guarantor without withholding or deduction for or on account of any present or future taxes, duties, levies, or other governmental charges of whatever nature in effect on the date that the Securities of such series are originally issued or imposed or established in the future by or on behalf of the United States or any authority in the United States ("United States Taxes"). In the event any such United States Taxes are so imposed or established, the Guarantor shall pay such additional amounts ("Guarantor Additional Amounts") as may be necessary in order that the net amounts receivable by each holder of a Security of such series who is a United States alien (as defined below) after any payment, withholding or deduction in respect of such United States Taxes shall equal the amount which would have been receivable in respect of the Guarantee in the absence of such payment, withholding or deduction; provided that no Guarantor Additional Amounts will be payable with respect to any payment on any Guarantee to, or to a third party on behalf of, a holder who is a United States alien for or on account of any such United States Taxes whatever that have been imposed with respect to (1) any United States Tax which would not have been so imposed but for (a) the existence of any present or former connection between the holder (or a fiduciary, settlor, beneficiary, member, shareholder, or holder of a power over, the holder, if the holder is an estate, trust, partnership or corporation) and the United States, including, without limitation, such holder (or such fiduciary, settlor, beneficiary, member, shareholder of, or holder of a power) being or having been a citizen or resident or treated as a resident thereof or being or having been engaged in a trade or business therein or being or having been present therein or having or having had a permanent establishment therein, or (b) the holder's present or former status as a personal holding company or foreign personal holding company or controlled foreign corporation or passive foreign investment company for United States federal income tax purposes or as a corporation which accumulates earnings to avoid United States federal income tax or as a private foundation or other tax-exempt organization; (2) any United States Tax which would not have been so imposed but for the presentation by the holder of a Guarantee for payment on a date more than 10 days after the date on which the payment became due and payable or the date on which payment thereof is duly provided for, whichever occurs later; (3) any estate, inheritance, gift, sales, transfer, personal property or excise tax or any similar tax, assessment or governmental charge; (4) any United States Tax which is payable otherwise than by withholding from payments in respect of the Guarantee; (5) any United States Tax imposed on interest received by a holder or beneficial owner of a Security of such series who actually or constructively owns 10% or more of the total combined voting power of all classes of the Guarantor's stock entitled to vote or is a bank that acquired a Security of such series in consideration of an extension of credit made pursuant to a loan agreement entered into in the ordinary course of business; (6) any United States Tax imposed as a result of the failure to comply with (a) certification, information, documentation, reporting or other similar requirements concerning the nationality, residence, identity or connection with the United States of the holder or beneficial owner of the Security, if such compliance is required by statute or by regulation of the United States Treasury Department, as a precondition to relief or exemption from such tax, assessment or other governmental charge (including backup withholding tax) or (b) any other certification, information, documentation, reporting or other similar requirements under United States federal income tax laws or regulations that would establish entitlement to otherwise applicable relief or exemption from such tax, assessment or other governmental charge; (7) any Tax required to be withheld by any paying agent from any payment of amounts due under the Guarantee, if the payment can be made without such withholding by at least one other paying agent; or (8) any combination of items (1), (2), (3), (4), (5), (6) or (7). Furthermore, no Guarantor Additional Amounts shall be paid with respect to any payment on a Guarantee to a holder who is a United States alien that is a fiduciary or partnership or other than the sole beneficial owner of such payment to the extent that a beneficiary or settlor with respect to such fiduciary or a member of such partnership or beneficial owner would not have been entitled to receive the Guarantor Additional Amounts had such beneficiary, settlor, member or beneficial owner been the holder of the Security of such series.

      The term "United States alien" means any person who, for United States federal income tax purposes, is a foreign corporation, a non-resident alien individual, a non-resident alien fiduciary of a foreign estate or trust, or a foreign partnership, one or more of the members of which is a foreign corporation, a non-resident alien individual or a non-resident alien fiduciary of a foreign estate or trust.

      Whenever in this Indenture, the Securities of any series to which this Article Thirteen is applicable or the Guarantee there is a reference, in any context, to the payment of the principal of or interest, if any, on, or in respect of, any Security to which this Article Thirteen is applicable, such payment shall be deemed to include the payment of Guarantor Additional Amounts provided for in this Section to the extent that, in such context, Guarantor Additional Amounts are, were or would be payable in respect of such payment pursuant to the provisions of this Section and express mention of the payment of Guarantor Additional Amounts (if applicable) in any provision hereof or thereof shall not be construed as excluding Guarantor Additional Amounts in those provisions hereof where such express mention is not made.

      Except as specifically provided in this Section 13.3 with respect to a Guarantee to which such section is applicable, the Guarantor will not be required to make any payment with respect to any tax, assessment or governmental charge imposed by any government or a political subdivision or taxing authority thereof or therein.

      IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, as of the date first written above.

[SEAL]                                 TEXTRON FINANCIAL CANADA FUNDING CORP
Attest:

                                       By:
---------------------------------         -------------------------------------
                                          Name:
                                          Title:


[SEAL]                                 TEXTRON FINANCIAL CORPORATION
Attest:

                                       By:
---------------------------------         -------------------------------------
                                          Name:
                                          Title:


[SEAL]                                 SUNTRUST BANK
Attest:

                                       By:
---------------------------------         -------------------------------------
                                          Name:
                                          Title: